PRINCIPAL FUNDS, INC.

CLASS A, CLASS B, AND CLASS C SHARES

The date of this Prospectus is March 1, 2009.

Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Risk/Return Summary	4
Balanced/Asset Allocation Funds
Strategic Asset Management (“SAM”) Portfolios	7
Flexible Income Portfolio	10
Conservative Balanced Portfolio	12
Balanced Portfolio	14
Conservative Growth Portfolio	16
Strategic Growth Portfolio	18
Principal LifeTime Funds	20
Principal LifeTime Strategic Income Fund	23
Principal LifeTime 2010 Fund	25
Principal LifeTime 2020 Fund	27
Principal LifeTime 2030 Fund	29
Principal LifeTime 2040 Fund	31
Principal LifeTime 2050 Fund	33
LargeCap US Equity Funds
Disciplined LargeCap Blend Fund	35
Equity Income Fund	38
LargeCap Blend Fund I	41
LargeCap Blend Fund II	44
LargeCap Growth Fund	47
LargeCap Growth Fund I	50
LargeCap Growth Fund II	53
LargeCap S&P 500 Index Fund	56
LargeCap Value Fund	59
LargeCap Value Fund III	62
West Coast Equity Fund	65
Small/MidCap US Equity Funds
MidCap Blend Fund	68
MidCap Growth Fund III	71
MidCap Stock Fund	74
MidCap Value Fund I	77
MidCap Value Fund II	80
Real Estate	83
SmallCap Blend Fund	86
SmallCap Growth Fund	89
SmallCap Growth Fund II	92
SmallCap Value Fund	95
International Equity Funds
Diversified International Fund	98
Global Real Estate Securities Fund	101
International Emerging Markets Fund	104
International Growth Fund	107

2 Principal Funds, Inc.
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Fixed-Income Funds
Bond & Mortgage Securities Fund	110
California Municipal Fund	113
Global Diversified Income Fund	116
Government & High Quality Bond Fund	118
High Yield Fund	121
Income Fund	124
Inflation Protection Fund	127
Mortgage Securities Fund	130
Preferred Securities Fund	133
Tax-Exempt Bond Fund	136
Short-Term Fixed Income Funds
Money Market Fund	139
Short-Term Bond Fund	142
Short-Term Income Fund	145
Ultra Short Bond Fund	148
The Costs of Investing	151
Certain Investment Strategies and Related Risks	153
Management of the Funds	160
Purchase of Fund Shares	180
Choosing a Share Class	181
Class A Shares	182
Class B Shares	187
Class C Shares	188
CDSC Calculation and Waivers	189
Redemption of Fund Shares	189
Exchange of Fund Shares	192
Frequent Purchases and Redemptions	193
Pricing of Fund Shares	194
Dividends and Distributions	196
Tax Considerations	197
Distribution Plans and Intermediary Compensation	198
Fund Account Information	202
Portfolio Holdings Information	204
Financial Highlights	204
Appendix A - Summary of Principal Risks	254
Appendix B - Definitions of the Indices Referenced in this Prospectus	261
Appendix C - Description of Bond Ratings	266
Additional Information	269

3	Principal Funds, Inc.
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RISK/RETURN SUMMARY

Principal Funds, Inc. (“Principal Funds”) offers many investment portfolios, (together, the “Funds”) through this prospectus. Principal Management Corporation (“Principal”)* serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory and certain corporate administrative services to the Fund.

Principal Funds Distributor, Inc. (the “Distributor”)* is the Fund’s principal underwriter for Class A, Class B, and Class C shares.

The Sub-Advisors and the Funds each sub-advise are:

Sub-Advisor AllianceBernstein L.P. American Century Investment Management, Inc. Black Rock Financial Management, Inc. Columbus Circle Investors* Edge Asset Management, Inc.*

Fund(s)

LargeCap Value III

LargeCap Growth II

Inflation Protection

LargeCap Growth

Equity Income

High Yield Income

MidCap Stock

Mortgage Securities

Short-Term Income

Strategic Asset Management Portfolios

West Coast Equity

Emerald Advisers, Inc. Essex Investment Management Company, LLC Goldman Sachs Asset Management, L.P.	SmallCap Growth II SmallCap Growth II LargeCap Blend I MidCap Value I
Jacobs Levy Equity Management, Inc. Principal Global Investors, LLC*

MidCap Value II

Bond & Mortgage Securities, Disciplined LargeCap Blend, Diversified International, Global Diversified Income, Government & High Quality Bond, International Emerging Markets, International Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, Money Market, Principal LifeTime Funds, Short-Term Bond, SmallCap Blend, SmallCap Growth, SmallCap Value, Ultra Short Bond

Principal Real Estate Investors, LLC*	Global Diversified Income Global Real Estate Securities Real Estate Securities
Spectrum Asset Management, Inc.*	Global Diversified Income Preferred Securities
T. Rowe Price Associates, Inc.	LargeCap Blend II LargeCap Growth I
Turner Investment Partners, Inc. UBS Global Asset Management (Americas) Inc. Van Kampen Asset Management	MidCap Growth III SmallCap Growth II California Municipal Tax-Exempt Bond
Westwood Management Corporation	LargeCap Value III

*	Principal Management Corporation; Columbus Circle Investors; Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Principal Funds Distributor, Inc.; Spectrum Asset Management, Inc.; and Edge Asset Management, Inc., are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group“.

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All of the Funds described in this prospectus offer Class A shares and Class C shares. In addition, certain of the Funds offer Class B shares. Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase. Class B and Class C shares are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge (“CDSC”) on shares redeemed within the applicable CDSC period as described in this prospectus. See “Choosing a Share Class” and “CDSC Calculation and Waivers” for more information.

Main Strategies and Risks

Each Fund’s investment objective is described in the summary description of each Fund. The Board of Directors may change a Fund’s objective or its investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of each Fund also describes each Fund’s primary investment strategies (including the type or types of securities in which the Fund may invest), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries), and the principal risks associated with an investment in the Fund. A fuller discussion of investment strategies and risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks–Temporary Defensive Measures.”

Each Fund is designed to be a portion of an investor’s portfolio. None of the Funds are intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to bear investment losses during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. In addition to the risks identified in each Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, and market risk. Each Fund is also subject to underlying fund risk to the extent that a Principal LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Investment Results

Below the description of each Fund is a bar chart showing the investment returns of its Class A shares for each of the past ten calendar years (or for each of the full calendar years since the Fund’s inception). The bar chart is intended to provide some indication of the volatility of the Fund’s past returns. The performance table following each bar chart shows how, for each applicable class of shares, average annual total returns of the Fund compare to returns of one or more broad-based securities market indices and an average of the performance of a group of mutual funds with similar investment objectives for the last one, five, and ten calendar years (or, in the case of a newer Fund, for the life of the Fund). An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions, sales charges, or expenses that would be paid by investors purchasing the securities represented by the indices. Consult Appendix B for descriptions of the indices and category averages used in this prospectus. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. Average annual total returns shown in the performance table reflect the maximum applicable sales charge. PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT GUARANTEE FUTURE RESULTS.

Performance for periods prior to the date on which a Fund’s Class A, Class B, or Class C shares began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund or a predecessor fund (as noted in the performance chart and table). Performance which is based on the oldest share class of the Fund has been adjusted to reflect the expenses of the Fund’s Class A, Class B, and Class C shares. The adjustments result in performance that is no higher than the historical performance of the Fund’s oldest share class.

Principal Funds, Inc.	RISK/RETURN SUMMARY	5
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The current 7-day yield for the Money Market Fund may be obtained by calling Principal Funds at 1-800-222-5852 or on the www.principalfunds.com website.

There can be no assurance that any Fund will achieve its investment objective. It is possible to lose money by investing in the Funds.

Fees and Expenses

The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). Each Fund's operating expenses are shown following each Fund’s description. A discussion of the fees is found in the section of the Prospectus titled “The Costs of Investing.”

The examples following the expense tables for each Fund are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTE: No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by Principal Funds, a Fund, the Manager, any Sub-Advisor, or the Distributor.

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STRATEGIC ASSET MANAGEMENT (“SAM”) PORTFOLIOS

Principal Funds provide a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios currently offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The SAM Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios invest principally in Institutional Class shares of the Equity Funds and Fixed-Income Funds (as identified in the Table of Contents) and the Money Market Fund (“Underlying Funds”). Each of the SAM Portfolios may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Funds, Inc., at the Sub-Advisor’s discretion. Each of the Underlying Funds is a series of Principal Funds, Inc. The Sub-Advisor for the SAM Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios

In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

  short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
  other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
  commercial paper, including master notes;
  bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
  repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

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The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence
Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

Main Risks

There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio’s shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio’s investments are invested in the Underlying Funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share price will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them.

The SAM Balanced, Conservative Growth, and Strategic Growth Portfolios have a greater exposure to the following risks (as defined in Appendix A):

• Emerging Market Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Market Segment (Large Cap) Risk
• Value Stock Risk

The SAM Flexible Income and Conservative Balanced Portfolios have a greater exposure to the following risks (as defined in Appendix A):

• Derivatives Risk	• Fixed-Income Securities Risk	• High Yield Securities Risk
• Portfolio Duration Risk	• Prepayment Risk	• U.S. Government Securities Risk
• U.S. Government Sponsored
Securities Risk

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Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks (as defined in Appendix A) associated with such investments including:

Each Portfolio is also subject to the following risks:

• Derivatives Risk	• Fixed-Income Securities Risk	• U.S. Government Securities Risk

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Investment Company Securities Risk (as defined in Appendix A).

Management Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Securities Lending Risk (as defined in Appendix A).

Edge has provided investment advice to each SAM Portfolios since its inception.

As of October 31, 2008, the Portfolios’ assets were allocated among the Underlying Funds as follows:

		Flexible Income Portfolio	Conservative Balanced Portfolio	Balanced Portfolio	Conservative Growth Portfolio	Strategic Growth Portfolio

Underlying Fund

Disciplined LargeCap Blend Fund		2.6%	4.0%	6.1%	7.6%	9.6%
Diversified International Fund		2.5	3.8	5.8	7.9	9.5
Equity Income Fund		4.5	8.0	12.4	16.3	18.2
High Yield Fund		7.2	5.9	4.4	2.9	4.2
Income Fund		21.6	17.1	10.9	4.5	—
International Emerging Markets Fund		0.6	1.2	1.7	2.0	2.7
LargeCap Growth Fund		3.8	5.8	8.9	12.1	12.8
LargeCap Growth Fund II		3.8	5.6	8.8	10.1	12.1
LargeCap Value Fund III		3.5	3.0	5.1	5.7	7.6
MidCap Stock Fund		2.1	2.4	3.2	5.1	6.1
Money Market Fund		0.1	0.4	—	0.7	0.5
Mortgage Securities Fund		28.5	25.0	15.8	8.4	—
Preferred Securities Fund		5.5	4.1	3.7	1.8	—
Real Estate Securities Fund		1.1	1.7	2.5	3.3	3.6
Short-Term Income Fund		10.3	6.8	3.1	1.2	0.5
SmallCap Growth Fund		0.6	1.2	1.7	2.1	2.6
SmallCap Value Fund		0.7	1.1	1.7	2.2	2.8
West Coast Equity Fund		1.0	2.9	4.2	6.1	7.2

	Total	100.0%	100.0%	100.0%	100.0%	100.0%

Historical Performance

A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio’s total return has varied year-by year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio’s investment return is net of the operating expenses of each of the Underlying Funds.

Principal Funds, Inc.	RISK/RETURN SUMMARY	9
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FLEXIBLE INCOME PORTFOLIO

Objective: The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents generally invests no more than 30% of its net assets in equity funds may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

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Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	10 Years

Class A (before taxes)	-18.07	0.05	3.06
(after taxes on distributions)(2)	-19.44	-1.34	1.40
(after taxes on distributions and sale of shares)(2)	-11.19	-0.57	1.72
Class B	-18.88	-0.14	2.90
Class C	-15.63	0.21	2.74
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.63
S&P 500 Index(3)	-37.00	-2.19	-1.38
Capital Benchmark (20/80)(3)(4)	-4.56	3.39	4.41
Morningstar Conservative Allocation Category Average	-18.61	0.49	1.86

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The weightings for this blended index are 20% S&P 500 Index and 80% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A	Class B	Class C

Management Fees	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00
Other Expenses	0.10	0.12	0.10

Total Gross Operating Fees and Expenses	0.67%	1.44%	1.42%
Acquired Fund (Underlying Fund) Operating Expenses	0.55	0.55	0.55

Total Annual Fund Operating Expenses	1.22%	1.99%	1.97%

An affiliate of the Distributor may pay to intermediaries, with respect to shares of the SMA Portfolios, a revenue sharing fee accrued daily and payable monthly at the annual rate of 0.50% (0.25% for Class C Shares) of the average daily net assets of such shares sold prior to March 1, 2006, and held continuously by customers of the intermediaries, in addition to any dealer allowance, sales commissions, and/or service fees payable by the Distributor set forth above. This fee may be modified or terminated at any time upon notice to the intermediary and the intermediary may decline to accept this fee at any time upon written notice to the Distributor.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$569	$ 820	$1,090	$1,861	$569	$820	$1,090	$1,861
Class B	702	1,024	1,273	2,118	202	624	1,073	2,118
Class C	300	618	1,062	2,296	200	618	1,062	2,296

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CONSERVATIVE BALANCED PORTFOLIO

Objective: The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

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Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	10 Years

Class A (before taxes)	-23.60	-0.16	1.92
(after taxes on distributions)(2)	-24.90	-1.37	0.47
(after taxes on distributions and sale of shares)(2)	-14.51	-0.55	0.90
Class B	-23.43	-0.12	1.88
Class C	-20.49	0.22	1.76
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.63
S&P 500 Index(3)	-37.00	-2.19	-1.38
Capital Benchmark (40/60)(3)(4)	-13.65	2.08	3.09
Morningstar Conservative Allocation Category Average	-18.61	0.49	1.86

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 2003 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses. Effective August 1, 2000, the investment objective and policies of the predecessor fund changed. Accordingly, the performance shown may not reflect what the predecessor fund’s performance would have been under its current investment objective and policies.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The weightings for this blended index are 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A	Class B	Class C

Management Fees	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00
Other Expenses	0.11	0.12	0.10

Total Gross Operating Fees and Expenses	0.68%	1.44%	1.42%
Acquired Fund (Underlying Fund) Operating Expenses	0.58	0.58	0.58

Total Annual Fund Operating Expenses	1.26%	2.02%	2.00%

An affiliate of the Distributor may pay to intermediaries, with respect to shares of the SMA Portfolios, a revenue sharing fee accrued daily and payable monthly at the annual rate of 0.50% (0.25% for Class C Shares) of the average daily net assets of such shares sold prior to March 1, 2006, and held continuously by customers of the intermediaries, in addition to any dealer allowance, sales commissions, and/or service fees payable by the Distributor set forth above. This fee may be modified or terminated at any time upon notice to the intermediary and the intermediary may decline to accept this fee at any time upon written notice to the Distributor

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$671	$ 928	$1,204	$1,989	$671	$928	$1,204	$1,989
Class B	705	1,034	1,288	2,152	205	634	1,088	2,152
Class C	303	627	1,078	2,327	203	627	1,078	2,327

Principal Funds, Inc.	RISK/RETURN SUMMARY	13
www.principalfunds.com

BALANCED PORTFOLIO

Objective: The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced
Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  invests between 30% and 70% of its net assets in equity funds and between 30% and 70% of its net assets in fixed- income funds and cash equivalents may invest up to 30% of its assets in any single equity fund may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	15.44%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’08	-14.46%

14	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	10 Years

Class A (before taxes)	-30.43	-0.92	2.88
(after taxes on distributions)(2)	-31.86	-1.96	1.60
(after taxes on distributions and sale of shares)(2)	-18.37	-0.92	1.99
Class B	-30.19	-0.87	2.83
Class C	-27.59	-0.54	2.69
S&P 500 Index(3)	-37.00	-2.19	-1.38
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.63
Capital Benchmark (60/40)(3)(4)	-22.06	-0.71	1.69
Morningstar Moderate Allocation Category Average	-28.00	-0.60	1.19

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The weightings for this blended index are 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A	Class B	Class C

Management Fees	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00
Other Expenses	0.10	0.11	0.09

Total Gross Operating Fees and Expenses	0.67%	1.43%	1.41%
Acquired Fund (Underlying Fund) Operating Expenses	0.62	0.62	0.62

Total Annual Fund Operating Expenses	1.29%	2.05%	2.03%

An affiliate of the Distributor may pay to intermediaries, with respect to shares of the SMA Portfolios, a revenue sharing fee accrued daily and payable monthly at the annual rate of 0.50% (0.25% for Class C Shares) of the average daily net assets of such shares sold prior to March 1, 2006, and held continuously by customers of the intermediaries, in addition to any dealer allowance, sales commissions, and/or service fees payable by the Distributor set forth above. This fee may be modified or terminated at any time upon notice to the intermediary and the intermediary may decline to accept this fee at any time upon written notice to the Distributor

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$674	$ 936	$1,219	$2,021	$674	$936	$1,219	$2,021
Class B	708	1,043	1,303	2,184	208	643	1,103	2,184
Class C	306	637	1,093	2,358	206	637	1,093	2,358

Principal Funds, Inc.	RISK/RETURN SUMMARY	15
www.principalfunds.com

CONSERVATIVE GROWTH PORTFOLIO

Objective: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the
Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  generally invests at least 60% of its net assets in equity funds may invest up to 40% of its assets in any single equity fund may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	22.16%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’08	-19.14%

16	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	10 Years

Class A (before taxes)	-36.98	-1.96	2.37
(after taxes on distributions)(2)	-38.20	-2.71	1.40
(after taxes on distributions and sale of shares)(2)	-22.49	-1.52	1.81
Class B	-36.79	-1.93	2.06
Class C	-34.41	-1.59	2.15
S&P 500 Index(3)	-37.00	-2.19	-1.38
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.63
Capital Benchmark (80/20)(3)(4)	-29.83	-0.71	0.19
Morningstar Moderate Allocation Category Average	-28.00	-0.60	1.19

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The weightings for this blended index are 80% S&P Index 20% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A	Class B	Class C

Management Fees	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00
Other Expenses	0.11	0.12	0.11

Total Gross Operating Fees and Expenses	0.68%	1.44%	1.43%
Acquired Fund (Underlying Fund) Operating Expenses	0.66	0.66	0.66

Total Annal Fund Operating Expenses	1.34%	2.10%	2.09%

An affiliate of the Distributor may pay to intermediaries, with respect to shares of the SMA Portfolios, a revenue sharing fee accrued daily and payable monthly at the annual rate of 0.50% (0.25% for Class C Shares) of the average daily net assets of such shares sold prior to March 1, 2006, and held continuously by customers of the intermediaries, in addition to any dealer allowance, sales commissions, and/or service fees payable by the Distributor set forth above. This fee may be modified or terminated at any time upon notice to the intermediary and the intermediary may decline to accept this fee at any time upon written notice to the Distributor

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$679	$ 951	$1,243	$2,074	$679	$951	$1,243	$2,074
Class B	713	1,058	1,329	2,237	213	658	1,129	2,237
Class C	312	655	1,124	2,421	212	655	1,124	2,421

Principal Funds, Inc.	RISK/RETURN SUMMARY	17
www.principalfunds.com

STRATEGIC GROWTH PORTFOLIO

Objective: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the
Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  generally invests at least 75% of its net assets in equity funds may invest up to 50% of its assets in any single equity fund may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ‘99	25.23%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’08	-22.29%

18	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	10 Years

Class A (before taxes)	-40.98	-2.73	1.54
(after taxes on distributions)(2)	-41.93	-3.35	0.75
(after taxes on distributions and sale of shares)(2)	-25.39	-2.13	1.18
Class B	-40.80	-2.71	1.42
Class C	-38.58	-2.35	1.32
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.63
S&P 500 Index(3)	-37.00	-2.19	-1.38
Russell 3000 Index(3)	-37.31	-1.95	-0.80
Morningstar Large Blend Category Average	-37.79	-2.47	-0.84

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A	Class B	Class C

Management Fees	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00
Other Expenses	0.15	0.15	0.14

Total Gross Operating Fees and Expenses	0.72%	1.47%	1.46%
Acquired Fund (Underlying Fund) Operating Expenses	0.68	0.68	0.68

Total Annual Fund Operating Expenses	1.40%	2.15%	2.14%

An affiliate of the Distributor may pay to intermediaries, with respect to shares of the SMA Portfolios, a revenue sharing fee accrued daily and payable monthly at the annual rate of 0.50% (0.25% for Class C Shares) of the average daily net assets of such shares sold prior to March 1, 2006, and held continuously by customers of the intermediaries, in addition to any dealer allowance, sales commissions, and/or service fees payable by the Distributor set forth above. This fee may be modified or terminated at any time upon notice to the intermediary and the intermediary may decline to accept this fee at any time upon written notice to the Distributor

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$685	$ 969	$1,274	$2,137	$685	$969	$1,274	$2,137
Class B	718	1,073	1,354	2,292	218	673	1,154	2,292
Class C	317	670	1,149	2,472	217	670	1,149	2,472

Principal Funds, Inc.	RISK/RETURN SUMMARY	19
www.principalfunds.com

PRINCIPAL LIFETIME FUNDS

Principal Funds offer Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective: The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Funds is to
seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks

To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Funds, at the Sub-Advisor’s discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

20	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Principal LifeTime Funds dated 2020 through 2050 have a greater exposure to the following risks (as defined in Appendix A):

• Emerging Market Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Market Segment (Large Cap) Risk
• Value Stock Risk

The Principal LifeTime Strategic Income Fund and Principal LifeTime 2010 Fund have a greater exposure to the following risks (as defined in Appendix A):

• Derivatives Risk	• Fixed-Income Securities Risk	• High Yield Securities Risk
• Portfolio Duration Risk	• Prepayment Risk	• Real Estate Securities Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored Securities Risk

Each Principal LifeTime Fund is also subject to the following risks:

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

Investment Company Securities Risk (as defined in Appendix A).

Management Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Securities Lending Risk (as defined in Appendix A).

Principal Funds, Inc.	RISK/RETURN SUMMARY	21
www.principalfunds.com

As of October 31, 2008, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below.

PRINCIPAL LIFETIME FUNDS

							Principal
		Principal	Principal	Principal	Principal	Principal	LifeTime
		LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
		2010	2020	2030	2040	2050	Income
Underlying Fund		Fund	Fund	Fund	Fund	Fund	Fund

Bond & Mortgage Securities Fund		31.1%	23.4%	13.6%	6.2%	2.6%	43.9%
Core Plus Bond Fund I		0.4	0.7	0.5	0.3	0.1	0.9
Disciplined LargeCap Blend Fund		8.6	11.2	12.7	13.1	13.2	3.1
High Yield Fund I		3.1	4.6	5.4	5.8	6.1	0.3
Inflation Protection Fund		4.1	—	—	—	—	13.5
International Emerging Markets Fund		1.7	2.3	2.8	3.2	3.3	0.2
International Fund I		1.7	2.5	3.1	4.0	4.0	0.7
International Growth Fund		6.3	7.7	9.1	9.7	10.4	2.6
International Value Fund I		2.6	3.5	4.2	4.8	5.0	1.0
LargeCap Blend Fund I		4.6	5.7	6.4	6.9	6.9	1.8
LargeCap Growth Fund		3.8	4.9	6.1	6.9	7.5	1.6
LargeCap Growth Fund I		3.7	5.1	6.1	7.4	7.9	1.3
LargeCap Value Fund		2.4	3.1	4.0	4.6	5.0	1.3
LargeCap Value Fund I		2.3	3.1	3.8	4.4	4.8	0.1
Large Cap Value Fund III		2.1	2.9	3.5	4.2	4.5	1.5
MidCap Growth Fund III		0.2	1.3	1.6	1.9	2.0	0.3
MidCap Value Fund I		0.2	1.3	1.7	2.0	2.1	0.3
Money Market Fund		0.1	—	—	—	—	0.2
Preferred Securities Fund		6.4	5.7	4.8	3.8	3.1	6.0
Real Estate Securities Fund		5.7	5.1	4.4	3.9	3.9	4.1
SmallCap Growth Fund I		0.1	0.3	1.0	1.2	1.6	—
SmallCap Growth Fund III		1.2	1.5	1.3	1.4	1.5	—
SmallCap S&P 600 Index Fund		2.0	2.1	1.4	1.4	1.2	1.5
SmallCap Value Fund		1.4	1.7	1.5	1.6	1.7	—
SmallCap Value Fund I		0.2	0.3	1.0	1.3	1.6	—
Ultra Short Bond Fund		4.0	—	—	—	—	13.8

	Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Historical Performance

The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

22	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PRINCIPAL LIFETIME STRATEGIC INCOME FUND

Principal Investment Strategies

The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-26.05	-1.69	0.32
(after taxes on distributions)(2)	-27.46	-2.91	-0.71
(after taxes on distributions and sale of shares)(2)	-16.67	-1.91	-0.18
Class B	-26.75	-1.50	0.67
Class C	-23.85	-1.14	0.69
Barclays Capital Aggregate Bond Index(3) (5)	5.24	4.65	5.53
Russell 3000 Index(3)	-37.31	-1.95	-1.65
MSCI-EAFE Index NDTR D(3)	-43.38	1.66	0.92
Principal LifeTime Strategic Income Blended Index(3)(4)	-7.47	3.42	3.53
Morningstar Target-Date 2000-2014 Category Average	-22.46	0.44	1.05

(1)	Class A shares commenced operations on June 28, 2005, Class B shares commenced operations on March 15, 2006, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The weightings for this blended index as of March 31, 2008, are 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Barclays Capital Aggregate Bond Index.

(5)	The Manager and portfolio manager believe the Barclays Capital Aggregate Bond Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the Russell 3000 Index. The Russell 3000 Index is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	23
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A(1)	Class B(1)	Class C(1)

Management Fees	0.1225%	0.1225%	0.1225%
Distribution and/or Service (12b-1) Fees	0.2500	1.0000	1.0000
Other Expenses	0.2200	2.8100	0.7600

Total Gross Operating Fees and Expenses	0.5925%	3.9325%	1.8825%
Expense Reimbursement at Principal LifeTime Fund Level	0.0925%	2.6825%	0.6325%

Net Operating Fees and Expenses	0.5000%	1.2500%	1.2500%
Acquired Fund (Underlying Fund) Operating Expenses	0.5500	0.5500	0.5500

Total Annual Fund Operating Expenses(2)	1.0500%	1.8000%	1.8000%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Operating Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.50% for Class A, 1.25% for Class B, and 1.25% for Class C shares, respectively.

(2)	Effective January 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. Concurrently, the contractual expense limit will be reduced to 0.41%, 1.16% and 1.16% for Class A, Class B, and Class C shares, respectively. This reduction is not reflected in the expense table or the expense examples.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$552	$ 786	$1,041	$1,767	$552	$ 786	$1,041	$1,767
Class B	683	1,471	2,215	3,704	183	1,071	2,015	3,704
Class C	283	688	1,230	2,713	183	688	1,230	2,713

24	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PRINCIPAL LIFETIME 2010 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-34.39	-2.77	-0.47
(after taxes on distributions)(2)	-35.44	-3.76	-1.34
(after taxes on distributions and sale of shares)(2)	-21.82	-2.60	-0.70
Class B	-31.67	-2.01	0.04
Russell 3000 Index(3)	-37.31	-1.95	-1.65
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.53
MSCI EAFE Index NDTR D(3)	-43.38	1.66	0.92
Principal LifeTime 2010 Blended Index(3)(4)	-21.60	0.82	1.56
Morningstar Target-Date 2000-2014 Category Average	-22.46	0.44	1.05

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The weightings for this blended index as of March 31, 2008 are 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5% Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 39.9% Russell 3000 Index, 14.1% MSCI EAFE NDTR-D Index, and 46.0% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	25
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(1)	Class C(1)

Management Fees		0.1225%	0.1225%
Distribution and/or Service (12b-1) Fees		0.2500	1.0000
Other Expenses		0.1700	0.4500

	Total Gross Operating Fees and Expenses	0.5425%	1.5725%
Expense Reimbursement at Principal LifeTime Fund Level		0.0425	0.3225

	Net Operating Fees and Expenses	0.5000%	1.2500%
Acquired Fund (Underlying Fund) Operating Expenses		0.6600	0.6600

	Total Annual Fund Operating Expenses(2)	1.1600%	1.9100%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Operating Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.50% for Class A and 1.25% for Class C shares, respectively.

(2)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. Concurrently, the contractual expense limit will be reduced to 0.41% and 1.16% for Class A and Class C shares, respectively. This reduction is not reflected in the expense table or the expense examples.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

				Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$662	$906	$1,170	$1,923	$662	$906	$1,170	$1,923
Class C	294	662	1,162	2,538	194	662	1,162	2,538

26	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PRINCIPAL LIFETIME 2020 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	10.00%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-18.46%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-37.64	-2.59	-0.48
(after taxes on distributions)(2)	-38.51	-3.51	-1.29
(after taxes on distributions and sale of shares)(2)	-23.86	-2.38	-0.65
Class B	-37.59	-2.59	-0.53
Class C	-35.12	-1.87	0.04
Russell 3000 Index(3)	-37.31	-1.95	-1.65
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.53
MSCI EAFE Index NDTR D(3)	-43.38	1.66	0.92
Principal LifeTime 2020 Blended Index(3)(4)	-27.44	0.19	0.85
Morningstar Target-Date 2015-2029 Category Average	-30.27	-1.01	0.25

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The weightings for this blended index as of March 31, 2008, are 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5% Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 49.7% Russell 3000 Index, 18.8% MSCI EAFE NDTR-D Index, and 31.5% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	27
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A(1)	Class B(1)	Class C(1)

Management Fees	0.1225%	0.1225%	0.1225%
Distribution and/or Service (12b-1) Fees	0.2500	1.0000	1.0000
Other Expenses	0.1800	0.3400	0.4000

Total Gross Operating Fees and Expenses	0.5525%	1.4625%	1.5225%
Expense Reimbursement at Principal LifeTime Fund Level	0.0525	0.2125	0.2725

Net Operating Fees and Expenses	0.5000%	1.2500%	1.2500%
Acquired Fund (Underlying Fund) Operating Expenses	0.7200	0.7200	0.7200

Total Annual Fund Operating Expenses(2)	1.2200%	1.9700%	1.9700%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Operating Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.50% for Class A, 1.25% for Class B, and 1.25% for Class C shares, respectively.

(2)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. Concurrently, the contractual expense limit will be reduced to 0.41%, 1.16% and 1.16% for Class A, Class B, and Class C shares, respectively. This reduction is not reflected in the expense table or the expense examples.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$667	$ 926	$1,204	$1,997	$667	$926	$1,204	$1,997
Class B	700	1,059	1,348	2,265	200	659	1,148	2,265
Class C	300	670	1,172	2,553	200	670	1,172	2,553

28	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PRINCIPAL LIFETIME 2030 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	11.09%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-20.15%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-40.06	-2.83	-0.99
(after taxes on distributions)(2)	-40.80	-3.68	-1.73
(after taxes on distributions and sale of shares)(2)	-25.42	-2.51	-1.02
Class B	-39.93	-2.74	-0.99
Class C	-37.52	-2.02	-0.42
Russell 3000 Index(3)	-37.31	-1.95	-1.65
MSCI EAFEIndex NDTR-D(3)	-43.38	1.66	0.92
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.53
Principal LifeTime 2030 Blended Index(3)(4)	-31.24	-0.44	0.19
Morningstar Target-Date 2030+ Category Average	-37.51	-1.91	-0.91

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The weightings for this blended index as of March 31, 2008, are 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0% Barclays Capital Aggregate Index. Effective March 31, 2009, the weightings for this blended index will be 56.3% Russell 3000 Index, 22.0% MSCI EAFE NDTR-D Index, and 21.7% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	29
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A(1)	Class B(1)	Class C(1)

Management Fees	0.1225%	0.1225%	0.1225%
Distribution and/or Service (12b-1) Fees	0.2500	1.0000	1.0000
Other Expenses	0.2700	0.4100	0.4300

Total Gross Operating Fees and Expenses	0.6425%	1.5325%	1.5525%
Expense Reimbursement at Principal LifeTime Fund Level	0.1425	0.2825	0.3025

Net Operating Fees and Expenses	0.5000%	1.2500%	1.2500%
Acquired Fund (Underlying Fund) Operating Expenses	0.7500	0.7500	0.7500

Total Annual Fund Operating Expenses(2)	1.2500%	2.0000%	2.0000%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Operating Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.50% for Class A, 1.25% for Class B, and 1.25% for Class C shares, respectively.

(2)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. Concurrently, the contractual expense limit will be reduced to 0.41%, 1.16% and 1.16% for Class A, Class B, and Class C shares, respectively. This reduction is not reflected in the expense table or the expense examples.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$670	$ 951	$1,255	$2,116	$670	$951	$1,255	$2,116
Class B	703	1,081	1,391	2,368	203	681	1,191	2,368
Class C	303	685	1,199	2,611	203	685	1,199	2,611

30	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PRINCIPAL LIFETIME 2040 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	12.13%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-21.45%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-41.80	-3.08	-1.17
(after taxes on distributions)(2)	-42.44	-3.91	-1.87
(after taxes on distributions and sale of shares)(2)	-26.58	-2.69	-1.13
Class B	-41.71	-3.02	-1.18
Class C	-39.37	-2.29	-0.60
Russell 3000 Index(3)	-37.31	-1.95	-1.65
MSCI EAFE Index NDTR D(3)	-43.38	1.66	0.92
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.53
Principal LifeTime 2040 Blended Index(3)(4)	-33.92	-0.80	-0.28
Morningstar Target-Date 2030+ Category Average	-37.51	-1.91	-0.91

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The weightings for this blended index as of March 31, 2008, are 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0% Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 61.0% Russell 3000 Index, 24.5% MSCI EAFE NDTR-D Index, and 14.5% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	31
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A(1)	Class B(1)	Class C(1)

Management Fees	0.1225%	0.1225%	0.1225%
Distribution and/or Service (12b-1) Fees	0.2500	1.0000	1.0000
Other Expenses	0.3800	0.5500	0.8500

Total Gross Operating Fees and Expenses	0.7525%	1.6725%	1.9725%
Expense Reimbursement at Principal LifeTime Fund Level	0.2525	0.4225	0.7225

Net Operating Fees and Expenses	0.5000%	1.2500%	1.2500%
Acquired Fund (Underlying Fund) Operating Expenses	0.7700	0.7700	0.7700

Total Annual Fund Operating Expenses(2)	1.2700%	2.0200%	2.0200%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Operating Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses, not including fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.50% for Class A, 1.25% for Class B, and 1.25% for Class C shares, respectively.

(2)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. Concurrently, the contractual expense limit will be reduced to 0.41%, 1.16% and 1.16% for Class A, Class B, and Class C shares, respectively. This reduction is not reflected in the expense table or the expense examples.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$672	$ 977	$1,308	$2,242	$672	$977	$1,308	$2,242
Class B	705	1,114	1,457	2,513	205	714	1,257	2,513
Class C	305	771	1,376	3,011	205	771	1,376	3,011

32	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PRINCIPAL LIFETIME 2050 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	13.25%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-22.13%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years		Life of Fund

Class A (before taxes)	-42.63	-3.15		-1.87
(after taxes on distributions)(2)	-43.24	-3.88		-2.48
(after taxes on distributions and sale of shares)(2)	-27.09	-2.68		-1.66
Class B	-42.60	-2.70		-1.27
Class C	-40.34	-2.36		-1.27
Russell 3000 Index(3)	-37.31	-1.95		-1.65
MSCI EAFE Index NDTR D(3)	-43.38	1.66		0.92
Barclays Capital Aggregate Bond Index(3)	5.24	4.65		5.53
Principal LifeTime 2050 Blended Index(3)(4)	-35.39	-0.81		-0.57
Morningstar Target-Date 2030+ Category Average	-37.51	-1.91		-0.91

(1)	Class A shares commenced operations on June 28, 2005, Class B shares commenced operations on March 15, 2006, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The weightings for this blended index as of March 31, 2008, are 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	33
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A(1)	Class B(1)	Class C(1)

Management Fees	0.1225%	0.1225%	0.1225%
Distribution and/or Service (12b-1) Fees	0.2500	1.0000	1.0000
Other Expenses	0.5300	1.3400	1.5400

Total Gross Operating Fees and Expenses	0.9025%	2.4625%	2.6625%
Expense Reimbursement at Principal LifeTime Fund Level	0.4025	1.2125	1.4125

Net Operating Fees and Expenses	0.5000%	1.2500%	1.2500%
Acquired Fund (Underlying Fund) Operating Expenses	0.7900	0.7900	0.7900

Total Annual Fund Operating Expenses(2)	1.2900%	2.0400%	2.0400%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Operating Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.50% for Class A, 1.25% for Class B, and 1.25% for Class C shares, respectively.

(2)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. Concurrently, the contractual expense limit will be reduced to 0.41%, 1.16% and 1.16% for Class A, Class B, and Class C shares, respectively. This reduction is not reflected in the expense table or the expense examples.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$674	$1,011	$1,377	$2,403	$674	$1,011	$1,377	$2,403
Class B	707	1,270	1,777	3,091	207	870	1,577	3,091
Class C	307	907	1,653	3,622	207	907	1,653	3,622

34	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

DISCIPLINED LARGECAP BLEND FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks

The Fund invests primarily in common stocks of large capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor’s (“S&P”) 500 Index (as of the most recent calendar year end, this range was between approximately $0.5 billion and $406.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below “fair value” for these stocks will result in investment management success. PGI’s investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Equity Securities Risk	• Growth Stock Risk
• Management Risk	• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk
• Securities Lending Risk	• Underlying Fund Risk	• Value Stock Risk

PGI has been the Fund’s Sub-Advisor since December 30, 2002.

Principal Funds, Inc.	RISK/RETURN SUMMARY	35
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	14.82%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-21.87%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years		Life of Fund

Class A (before taxes)	-41.80	-3.39		1.19
(after taxes on distributions)(2)	-41.90	-3.96		0.55
(after taxes on distributions and sale of shares)(2)	-27.03	-2.62		1.15
Class B	-42.12	-3.51		1.24
Class C	-39.43	-2.98		1.44
S&P 500 Index(3)	-37.00	-2.19		2.39
Morningstar Large Blend Category Average	-37.79	-2.47		1.78

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 30, 2002.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

36	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A	Class B	Class C(1)

Management Fees	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00
Other Expenses	0.22	0.49	1.37

Total Gross Operating Fees and Expenses	1.04%	2.06%	2.94%
Expense Reimbursement	N/A	N/A	1.12

Net Operating Fees and Expenses	1.04%	2.06%	1.82%
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.05%	2.07%	1.83%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.82% for Class C.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$651	$ 866	$1,098	$1,762	$651	$866	$1,098	$1,762
Class B	710	1,049	1,314	2,138	210	649	1,114	2,138
Class C	286	789	1,437	3,177	186	789	1,437	3,177

Principal Funds, Inc.	RISK/RETURN SUMMARY	37
www.principalfunds.com

EQUITY INCOME FUND

Sub-Advisor(s): Objective:	Edge Asset Management, Inc. (“Edge”) The Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

Investor Profile:

The Fund may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and who can accept fluctuations in the value of investments and the risks of investing in REIT securities, below-investment grade bonds, or foreign securities.

Main Strategies and Risks

The Fund invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes)) in dividend-paying common stocks and preferred stocks. The Fund will invest in some mid cap stocks. The Fund may invest in fixed-income securities of any maturity, including investment grade corporate bonds, mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”) (rated BB or lower by S&P or Ba or lower by Moody’s). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in real estate investment trust (“REIT”) securities. The Fund may invest up to 25% of its assets in securities of foreign issuers.

The Fund’s investments may also include convertible securities, repurchase agreements, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

In selecting investments for the Fund, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in “value” stocks currently selling for less than Edge believes they are worth.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Fixed-Income Securities Risk	• Foreign Securities Risk	• High Yield Securities Risk
• Management Risk	• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk
• Prepayment Risk	• Real Estate Securities Risk	• Underlying Fund Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored Securities	• Value Stock Risk
Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

38	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03		15.72%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08		-19.82%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year		5 Years		10 Years

Class A (before taxes)	-37.87		-0.10		3.76
(after taxes on distributions)(2)	-38.12		-0.99		2.46
(after taxes on distributions and sale of shares)(2)	-24.19		0.09		2.84
Class B	-38.03		-0.14		3.64
Class C	-35.41		0.26		3.54
S&P 500/Citigroup Value Index(3)(4)	-39.22		-1.30		-0.25
S&P 500 Index(3)	-37.00		-2.19		-1.38
Morningstar Large Value Category Average	-37.09		-1.79		0.90

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 31, 1939.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	39
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A	Class B	Class C

Management Fees		0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.18	0.29	0.19
Acquired Fund Fees and Expenses		0.04	0.04	0.04

	Total Annual Fund Operating Expenses	0.98%	1.84%	1.74%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

				Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$644	$845	$1,062	$1,685	$644	$845	$1,062	$1,685
Class B	687	979	1,195	1,933	187	579	995	1,933
Class C	277	548	944	2,052	177	548	944	2,052

40	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

LARGECAP BLEND FUND I

Sub-Advisor(s): Objective: Investor Profile:

Goldman Sachs Asset Management, L.P. (“GSAM”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in large, established companies.

Main Strategies and Risks

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of the most recent calendar year end, the range was between approximately $0.5 billion and $406.1 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. Up to 25% of Fund assets may be invested in foreign securities.

GSAM seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Management Risk
• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Underlying Fund Risk	• Value Stock Risk

GSAM became Sub-Advisor to the Fund on December 16, 2002.

Principal Funds, Inc.	RISK/RETURN SUMMARY	41
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03		14.32%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08		-21.57%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year		5 Years		10 Years

Class A (before taxes)	-40.31		-4.41		-5.84
(after taxes on distributions)(2)	-40.41		-4.60		-6.01
(after taxes on distributions and sale of shares)(2)	-26.06		-3.63		-4.77
Class B	-40.51		-4.56		-5.99
Class C	-37.94		-4.09		-5.95
S&P 500 Index(3)	-37.00		-2.19		-1.38
Morningstar Large Blend Category Average	-37.79		-2.47		-0.84

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

42	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A	Class B	Class C(1)

Management Fees (2)		0.44%	0.44%	0.44%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.42	0.63	2.86

	Total Annual Fund Operating Expenses	1.11%	2.07%	4.30%
Expense Reimbursement		N/A	N/A	2.40

	Net Expenses	1.11%	2.07%	1.90%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.90% for Class C.

(2)	Effective July 1, 2009 Principal will contractually limit the Fund's Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund's Management Fees by 0.006% (expressed as a percent of average net assets on an annualized basis).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$657	$ 883	$1,128	$1,827	$657	$ 883	$1,128	$1,827
Class B	710	1,049	1,314	2,154	210	649	1,114	2,154
Class C	293	1,048	1,957	4,286	193	1,048	1,957	4,286

Principal Funds, Inc.	RISK/RETURN SUMMARY	43
www.principalfunds.com

LARGECAP BLEND FUND II

Sub-Advisor(s): Objective: Investor Profile:

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an actively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks

The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of the most recent calendar year end, this range was between approximately $0.5 billion and $406.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest in some mid cap and other stocks that fall below the range of companies in the S&P 500 Index.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Fund’s portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

44	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Management Risk
• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Value Stock Risk

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	14.02%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’08	-22.10%

Principal Funds, Inc.	RISK/RETURN SUMMARY	45
www.principalfunds.com

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-40.39	-3.83	-2.89
(after taxes on distributions)(2)	-40.47	-4.72	-3.53
(after taxes on distributions and sale of shares)(2)	-26.14	-3.11	-2.39
Class B	-40.55	-3.71	-2.87
Class C	-38.15	-3.50	-2.94
S&P 500 Index(3)	-37.00	-2.19	-2.89
Morningstar Large Blend Category Average	-37.79	-2.47	-3.65

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A	Class B	Class C(1)

Management Fees(2)		0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.36	0.42	1.88

	Total Annual Fund Operating Expenses	1.35%	2.16%	3.62%
Expense Reimbursement		N/A	N/A	1.42

	Net Expenses	1.35%	2.16%	2.20%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20% for Class C.

(2)	Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.018% (expressed as a percent of average net assets on an annualized basis).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$680	$ 954	$1,249	$2,085	$680	$954	$1,249	$2,085
Class B	719	1,076	1,359	2,287	219	676	1,159	2,287
Class C	323	955	1,733	3,772	223	955	1,733	3,772

46	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

LARGECAP GROWTH FUND

Sub-Advisor(s): Objective: Investor Profile:

Columbus Circle Investors (“CCI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $421.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. To meet its investment objective, the Fund may invest in initial public offerings and up to 25% in foreign securities.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Growth Stock Risk	• Initial Public Offerings Risk	• Management Risk
• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Underlying Fund Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

Principal Funds, Inc.	RISK/RETURN SUMMARY	47
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q4 ‘01	13.65%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-25.99%
Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-46.22	-2.80	-6.95(2)
(after taxes on distributions)(3)	-46.22	-2.90	-7.02(2)
(after taxes on distributions and sale of shares)(3)	-30.04	-2.31	-5.63(2)
Class B	-46.43	-2.90	-7.07(2)
Class C	-44.10	-2.54	-7.12(2)
Russell 1000 Growth Index(4)	-38.44	-3.42	-5.70
Morningstar Large Growth Category Average	-40.67	-3.37	-6.23

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	During 2003, the Fund processed a significant (relative to the net assets of the R-3 Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the R-3 Class. Had this gain not been recognized, the total return shown would have been lower.

(3)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

48	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A	Class B	Class C

Management Fees		0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.34	0.51	0.40

	Total Annual Fund Operating Expenses	1.21%	2.13%	2.02%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$667	$ 913	$1,178	$1,935	$667	$913	$1,178	$1,935
Class B	716	1,067	1,344	2,227	216	667	1,144	2,227
Class C	305	634	1,088	2,348	205	634	1,088	2,348

Principal Funds, Inc.	RISK/RETURN SUMMARY	49
www.principalfunds.com

LARGECAP GROWTH FUND I

Sub-Advisor(s): Objective: Investor Profile:

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $421.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest in some mid cap and other stocks that fall below the range of companies in the Russell Index. The Fund’s investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund’s portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

50	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Management Risk
• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Underlying Fund Risk

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q4 ‘01	12.68%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-22.98%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-44.39	-6.15	-7.93
(after taxes on distributions)(2)	-44.39	-6.57	-8.20
(after taxes on distributions and sale of shares)(2)	-28.86	-5.00	-6.33
Class B	-44.59	-6.22	-8.02
Class C	-42.03	-5.48	-7.75
Russell 1000 Growth Index(3)	-38.44	-3.42	-5.70
Morningstar Large Growth Category Average	-40.67	-3.37	-6.23

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	51
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as of a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A	Class B	Class C(1)

Management Fees(2)		0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.59	0.74	3.91

	Total Annual Fund Operating Expenses	1.57%	2.47%	5.64%
Expense Reimbursement		N/A	N/A	3.44

	Net Expenses	1.57%	2.47%	2.20%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20% for Class C.

(2)	Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.016% (expressed as a percent of average net assets on an annualized basis).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$701	$1,018	$1,358	$2,315	$701	$1,018	$1,358	$2,315
Class B	750	1,170	1,516	2,584	250	770	1,316	2,584
Class C	323	1,323	2,467	5,263	223	1,323	2,467	5,263

52	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

LARGECAP GROWTH FUND II

Sub-Advisor(s): Objective: Investor Profile:

American Century Investment Management, Inc. (“American Century”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of the most recent calendar year end, the range was between approximately $0.02 billion and $421.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although American Century intends to invest the Fund’s assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Principal Funds, Inc.	RISK/RETURN SUMMARY	53
www.principalfunds.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Equity Securities Risk
• Exchange Rate Risk	• Foreign Securities Risk	• Growth Stock Risk
• Management Risk	• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk
• Securities Lending Risk	• Underlying Fund Risk

American Century has been the Fund’s Sub-Advisor since December 6, 2000.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q4 ‘01	14.31%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-22.98%
Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-41.68	-3.71	-6.43
(after taxes on distributions)(2)	-41.68	-4.59	-6.96
(after taxes on distributions and sale of shares)(2)	-27.09	-3.18	-5.28
Class C	-39.37	-3.37	-6.49
Russell 1000 Growth Index(3)	-38.44	-3.42	-5.70
Morningstar Large Growth Category Average	-40.67	-3.37	-6.23

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

54	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(1)	Class C(1)

Management Fees(2)		0.93%	0.93%
Distribution and/or Service (12b-1) Fees		0.25	1.00
Other Expenses		1.84	4.51

	Total Annual Fund Operating Expenses	3.02%	6.44%
Expense Reimbursement		1.32	3.99

	Net Expenses	1.70%	2.45%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.70% for Class A and 2.45% for Class C shares, respectively.

(2)	Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.014% (expressed as a percent of average net assets on an annualized basis).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$713	$1,295	$1,921	$3,600	$713	$1,295	$1,921	$3,600
Class C	348	1,491	2,764	5,789	248	1,491	2,764	5,789

Principal Funds, Inc.	RISK/RETURN SUMMARY	55
www.principalfunds.com

LARGECAP S&P 500 INDEX FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of the most recent calendar year end, the market capitalization range of the Index was between approximately $0.5 billion and $406.1 billion. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund will invest in some mid cap stocks. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Equity Securities Risk	• Market Segment (Large Cap) Risk
• Mid Cap Stock Risk	• Securities Lending Risk

NOTE: “Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

56	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	14.93%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-22.13%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-38.42	-3.20	-4.07
(after taxes on distributions)(2)	-38.62	-3.64	-4.42
(after taxes on distributions and sale of shares)(2)	-24.72	-2.55	-3.33
Class C	-38.49	-3.51	-4.46
S&P 500 Index(3)	-37.00	-2.19	-2.89
Morningstar Large Blend Category Average	-37.79	-2.47	-3.65

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	57
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A	Class C(1)

Management Fees		0.15%	0.15%
Distribution and/or Service (12b-1) Fees		0.15	1.00
Other Expenses		0.35	1.02

	Total Gross Operating Fees and Expenses	0.65%	2.17%
Expense Reimbursement		N/A	0.87

	Net Operating Fees and Expenses	0.65%	1.30%
Acquired Fund Fees and Expenses		0.01	0.01

	Total Annual Fund Operating Expenses	0.66%	1.31%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.30% for Class C.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

				Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$216	$358	$ 512	$ 960	$216	$358	$ 512	$ 960
Class C	233	584	1,076	2,433	133	584	1,076	2,433

58	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

LARGECAP VALUE FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks

The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of the most recent calendar year end, ranged between approximately $0.02 billion and $421.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

  determination that a stock is selling below its fair market value;
  early recognition of changes in a company’s underlying fundamentals;
  evaluation of the sustainability of fundamental changes; and
  monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Management Risk	• Market Segment (Large Cap) Risk
• Mid Cap Stock Risk	• Securities Lending Risk	• Underlying Fund Risk
• Value Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Funds, Inc.	RISK/RETURN SUMMARY	59
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03		15.20%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08		-21.93%
Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year		5 Years		10 Years

Class A (before taxes)	-39.20		-2.90		-1.45
(after taxes on distributions)(2)	-39.39		-3.71		-2.03
(after taxes on distributions and sale of shares)(2)	-25.23		-2.26		-1.14
Class B	-39.42		-2.91		-1.43
Class C	-36.66		-2.48		-1.45
Russell 1000 Value Index(3)	-36.85		-0.79		1.36
Morningstar Large Value Category Average	-37.09		-1.79		0.90

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

60	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A	Class B	Class C(1)

Management Fees	0.44%	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00
Other Expenses	0.28	0.52	1.97

Total Gross Operating Fees and Expenses	0.97%	1.96%	3.41%
Expense Reimbursement	N/A	N/A	1.71

Net Operating Fees and Expenses	0.97%	1.96%	1.70%
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating and Expenses	0.98%	1.97%	1.71%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.70% for Class C.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$644	$ 845	$1,062	$1,685	$644	$845	$1,062	$1,685
Class B	700	1,018	1,262	2,039	200	618	1,062	2,039
Class C	274	864	1,607	3,568	174	864	1,607	3,568

Principal Funds, Inc.	RISK/RETURN SUMMARY	61
www.principalfunds.com

LARGECAP VALUE FUND III

Sub-Advisor(s):	AllianceBernstein L.P. ("AllianceBernstein") and Westwood Management Corp. ("Westwood")

Objective: Investor Profile:

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2008, this range was between approximately $0.02 billion and $421.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund will invest in some mid cap stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein invests primarily in undervalued equity securities of companies that it believes offer above-average potential for growth in future earnings. AllianceBernstein employs an investment strategy generally described as "value" investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value-oriented investing entails adhering to a strong "sell discipline" that generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value-oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.

The equity securities in which Westwood invests will be primarily common stocks, but may also include shares of large-cap stocks of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). Westwood will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies.

Westwood invests in approximately 40-60 securities with attractive valuations. In selecting investments for the Fund, Westwood utilizes a value style of investing in choosing common stocks that it believes are currently undervalued in the market and possess limited downside risk. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. Westwood will not necessarily sell a security that has depreciated below the Fund's target capitalization range.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks

62	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the Principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	• Exchange Rate Risk	• Exchange-Traded Funds Risk
• Foreign Securities Risk	• Management Risk	• Market Segment (Large Cap) Risk
• Master Limited Partnerships Risk	• Mid Cap Stock Risk	• Real Estate Securities Risk
• Royalty Trust Risk	• Securities Lending Risk	• Underlying Fund Risk
• Value Stock Risk

AllianceBernstein has been the Fund's Sub-Advisor since December 6, 2000. Westwood has been a sub-advisor to the Fund since July 15, 2008.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	15.40%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’08	-21.58%

Principal Funds, Inc.	RISK/RETURN SUMMARY	63
www.principalfunds.com

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-44.39	-5.37	-1.25
(after taxes on distributions)(2)	-44.55	-5.98	-1.77
(after taxes on distributions and sale of shares)(2)	-28.65	-4.18	-0.91
Class B	-44.59	-5.52	-1.27
Class C	-42.24	-5.04	-1.29
Russell 1000 Value Index(3)	-36.85	-0.79	-0.04
Morningstar Large Value Category Average	-37.09	-1.79	-1.46
(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(1)	Class B(1)	Class C(1)

Management Fees(2)		0.77%	0.77%	0.77%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.41	0.53	1.89

	Total Annual Fund Operating Expenses	1.43%	2.30%	3.66%
Expense Reimbursement		0.28	0.40	1.76

	Net Expenses	1.15%	1.90%	1.90%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending October 31, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.15%, 1.90%, 1.90% for Class A, Class B and Class C shares, respectively.

(2)	Effective July 1, 2009 Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.012% (expressed as a percent of average net assets on an annualized basis).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$688	$ 978	$1,289	$2,169	$688	$ 978	$1,289	$2,169
Class B	733	1,118	1,430	2,418	233	718	1,230	2,418
Class C	468	1,120	1,892	3,915	368	1,120	1,892	3,915

64	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

WEST COAST EQUITY FUND

Sub-Advisor(s): Objective: Investor Profile:

Edge Asset Management, Inc. (“Edge”)

The Fund seeks to provide long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth, as well as the risks of investing in below-investment grade bonds and real estate investment trust (“REIT”) securities.

Main Strategies and Risks

Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund which could be adversely impacted by economic trends within this four-state area.

The Fund may invest up to 20% of its assets in both REIT securities and below-investment-grade fixed- income securities (sometimes called “junk bonds”). The Fund may also invest up to 25% of its net assets in securities of foreign issuers.

In selecting investments for the Fund, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company’s business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and that generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Geographic Concentration Risk	• Growth Stock Risk	• High Yield Securities Risk
• Management Risk	• Mid Cap Stock Risk	• Prepayment Risk
• Real Estate Securities Risk	• Securities Lending Risk	• Small Company Risk
• Underlying Fund Risk	• Value Stock Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

Principal Funds, Inc.	RISK/RETURN SUMMARY	65
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q4 ‘98		45.26%
Lowest return for a quarter during the period of the bar chart above:		Q3 ’01		-25.14%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year		5 Years		10 Years

Class A (before taxes)	-37.18		-1.38		5.14
(after taxes on distributions)(2)	-37.74		-1.98		4.06
(after taxes on distributions and sale of shares)(2)	-23.44		-1.02		4.22
Class B	-37.25		-1.52		4.96
Class C	-34.77		-1.13		4.81
Russell 3000 Index(3)	-37.31		-1.95		-0.80
Morningstar Mid-Cap Blend Category Average	-39.18		-1.89		2.92

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on November 24, 1986.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

66	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

For the year ended October 31, 2008		Class A	Class B	Class C

Management Fees		0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.17	0.37	0.40

	Total Annual Fund Operating Expenses	0.93%	1.88%	1.91%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

				Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$640	$830	$1,036	$1,630	$640	$830	$1,036	$1,630
Class B	691	991	1,216	1,953	191	591	1,016	1,953
Class C	294	600	1,032	2,233	194	600	1,032	2,233

Principal Funds, Inc.	RISK/RETURN SUMMARY	67
www.principalfunds.com

MIDCAP BLEND FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks

The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap® Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $14.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Growth Stock Risk	• Initial Public Offerings Risk	• Management Risk
• Market Segment (Mid Cap) Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Value Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

68	RISK/RETURN SUMMARY	Principal Funds, Inc.
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Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	14.10%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-23.89%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-37.71	-0.33	2.08
(after taxes on distributions)(2)	-38.27	-1.48	1.30
(after taxes on distributions and sale of shares)(2)	-23.80	-0.07	1.89
Class B	-37.54	0.23	2.57
Class C	-35.25	-0.04	1.98
Russell Midcap Index(3)	-41.46	-0.71	0.84
Morningstar Mid-Cap Blend Category Average	-39.18	-1.89	-0.19

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	69
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A	Class B	Class C(1)

Management Fees		0.64%	0.64%	0.64%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.24	0.39	0.82

	Total Annual Fund Operating Expenses	1.13%	2.03%	2.46%
Expense Reimbursement		N/A	N/A	0.51

	Net Expenses	1.13%	2.03%	1.95%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C and shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.95% for Class C.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$646	$ 877	$1,126	$1,837	$646	$877	$1,126	$1,837
Class B	706	1,037	1,293	2,127	206	637	1,093	2,127
Class C	298	710	1,257	2,751	198	710	1,257	2,751

70	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

MIDCAP GROWTH FUND III

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”) and Turner Investment Partners, Inc. (“Turner”)

Objective: Investor Profile:

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the MidCap Growth Fund III's acquisition of the assets of MidCap Growth Fund II. At the time of the acquisition, Jacobs Levy will become an additional sub-advisor to MidCap Growth Fund III. The proposed acquisition will be submitted for shareholder approval at a Special Meeting of Shareholders of Principal Funds, Inc. tentatively scheduled for April 2009. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders in March 2009.

Main Strategies and Risks

The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $14.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Turner invests the assets allocated to it in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index.

Turner selects stocks that it believes have strong earnings growth potential. Turner invests assets allocated to it in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions, Turner's portion of the Fund is fully invested.

In the view of Mellon Capital, many medium-sized companies:

  are in fast growing industries,
  offer superior earnings growth potential, and
  are characterized by strong balance sheets and high returns on equity.

Mellon Capital may also hold assets allocated to it in investments in large and small capitalization companies, including emerging and cyclical growth companies.

Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. Mellon Capital holds securities generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

Principal Funds, Inc.	RISK/RETURN SUMMARY	71
www.principalfunds.com

Mellon Capital's valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell," or "hold." The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Emerging Market Risk	• Equity Securities Risk
• Exchange Rate Risk	• Foreign Securities Risk	• Growth Stock Risk
• Initial Public Offerings Risk	• Management Risk	• Market Segment (Mid Cap) Risk
• Mid Cap Stock Risk	• Securities Lending Risk	• Underlying Fund Risk

Turner has been the Fund’s Sub-Advisor since December 6, 2000. Mellon Capital has been a Sub-Advisor to this Fund since November 21, 2008.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	24.99%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.51%

72	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-51.60	-4.76	-7.24
(after taxes on distributions)(2)	-51.60	-5.05	-7.42
(after taxes on distributions and sale of shares)(2)	-33.54	-3.79	-5.77
Class B	-51.70	-4.75	-7.30
Class C	-49.73	-4.31	-7.24
Russell Midcap Growth Index(3)	-44.32	-2.33	-3.77
Morningstar Mid-Cap Growth Category Average	-43.77	-2.44	-4.64

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(1)	Class B(2)	Class C(3)

Management Fees (4)		0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.49	0.61	1.86

	Total Annual Fund Operating Expenses	1.73%	2.60%	3.85%
Expense Reimbursement		—	0.10	1.35

	Net Expenses	1.73%	2.50%	2.50%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending June 30, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class A.

(2)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class B shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending June 30, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.50% for Class B.

(3)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.50% for Class C.

(4)	Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.022% (expressed as a percent of average of net assets on an annualized basis).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$716	$1,065	$1,437	$2,479	$716	$1,065	$1,437	$2,479
Class B	753	1,194	1,567	2,711	253	794	1,367	2,711
Class C	353	1,030	1,849	3,979	253	1,030	1,849	3,979

Principal Funds, Inc.	RISK/RETURN SUMMARY	73
www.principalfunds.com

MIDCAP STOCK FUND

Sub-Advisor(s): Objective: Investor Profile:

Edge Asset Management, Inc. (“Edge”)

The Fund seeks to provide long-term capital appreciation.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth and the risk of investing in real estate investment trust (“REIT”) and foreign securities.

Main Strategies and Risks

The Fund invests primarily in common stocks of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations between approximately $1 billion and $10 billion at the time of purchase). Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund may invest up to 20% of its assets in REIT securities. The Fund may invest in fixed-income securities of any maturity, including investment grade corporate bonds and mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may also invest in money market instruments for temporary or defensive purposes.

The Fund may purchase or sell U.S. government securities and collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total assets. The Fund may invest up to 25% of its assets in the securities of foreign issuers.

In selecting investments for the Fund, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer’s market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	• Exchange Rate Risk	• Fixed-Income Securities Risk
• Foreign Securities Risk	• Growth Stock Risk	• High Yield Securities Risk
• Management Risk	• Market Segment (Mid Cap) Risk	• Mid Cap Stock Risk
• Prepayment Risk	• Real Estate Securities Risk	• Securities Lending Risk
• Underlying Fund Risk	• U.S. Government Securities Risk	• Value Stock Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

74	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q4 ‘01	13.83%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-21.78%
Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-33.98	-1.98	4.93
(after taxes on distributions)(2)	-33.99	-2.92	4.18
(after taxes on distributions and sale of shares)(2)	-22.08	-1.36	4.38
Class B	-34.17	-2.08	4.68
Class C	-31.51	-1.74	4.65
S&P 400 MidCap Stock Index(3)	-36.23	-0.08	2.99
Morningstar Mid-Cap Blend Category Average	-39.18	-1.89	0.27

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on March 1, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	75
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A	Class B	Class C

Management Fees		0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.33	0.55	0.67

	Total Annual Fund Operating Expenses	1.33%	2.30%	2.42%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$678	$ 948	$1,239	$2,063	$678	$948	$1,239	$2,063
Class B	733	1,118	1,430	2,392	233	718	1,230	2,392
Class C	345	755	1,291	2,756	245	755	1,291	2,756

76	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

MIDCAP VALUE FUND I

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”) and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)

Objective: Investor Profile:	The Fund seeks long-term growth of capital. The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index (as of the most recent calendar year end, the range was between approximately $0.02 billion and $13.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

GSAM selects stocks using a value oriented investment approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company’s long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

LA Capital employs a quantitative approach for selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of medium capitalization securities based on a security’s exposure and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell MidCap Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Principal Funds, Inc.	RISK/RETURN SUMMARY	77
www.principalfunds.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Emerging Markets Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Management Risk	• Market Segment (Mid Cap) Risk
• Mid Cap Stock Risk	• Real Estate Securities Risk	• Securities Lending Risk
• Underlying Fund Risk	• Value Stock Risk

GSAM has been the Fund’s Sub-Advisor since December 29, 2003. LA Capital was added as an additional Sub-Advisor on October 3, 2005.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q4 ‘04	12.72
Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-23.80
Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-39.53	1.16	1.13
(after taxes on distributions)(2)	-39.68	0.02	0.00
(after taxes on distributions and sale of shares)(2)	-25.52	1.04	1.02
Class B	-39.64	0.09	0.38
Class C	-39.64	0.09	0.38
Russell MidCap Value Index(3)	-38.44	0.33	0.33
Morningstar Mid-Cap Value Category Average	-36.77	-1.07	-1.13

(1)	Class A, B, and C shares commenced operations on March 1, 2009. The returns for Class A, B, and C shares, for the periods prior to this date, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 29, 2003.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

78	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Estimated for the year ended October 31, 2009	Class A(1)	Class B(1)	Class C(1)

Management Fees(2)	0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00
Other Expenses	0.66	1.78	1.61

Total Gross Operating Fees and Expenses	1.90%	3.77%	3.60%
Expense Reimbursement	0.55	1.67	1.50

Net Operating Fees and Expenses	1.35%	2.10%	2.10%
Acquired Fund Fees and Expenses	0.02	0.02	0.02

Total Annual Fund Operating Expenses	1.37%	2.12%	2.12%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending October 31, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A, 2.10% for Class B, and 2.10% for Class C shares, respectively.

(2)	Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.020% (expressed as a percent of average net assets on an annualized basis).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$682	$1,061	$1,473	$2,621	$682	$1,061	$1,473	$2,621
Class B	715	1,378	1,989	3,486	215	978	1,789	3,486
Class C	315	946	1,725	3,765	215	946	1,725	3,765

Principal Funds, Inc.	RISK/RETURN SUMMARY	79
www.principalfunds.com

MIDCAP VALUE FUND II

Sub-Advisor(s): Objective: Investor Profile:

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the MidCap Value Fund I's acquisition of the assets of MidCap Value Fund II. This proposal does not necessitate a shareholder vote; however, additional information regarding the proposal will be provided to shareholders of the MidCap Value Fund II.

Main Strategies and Risks

The Fund invests primarily in common stocks of medium capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Value Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $13.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Jacobs Levy selects stocks by using a value oriented investment approach and using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.

Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Equity Securities Risk	• Exchange Rate Risk
• Exchange Traded Funds Risk	• Foreign Securities Risk	• Management Risk
• Market Segment (Mid Cap) Risk	• Mid Cap Stock Risk	• Real Estate Securities Risk
• Securities Lending Risk	• Value Stock Risk

Jacobs Levy has been a sub-advisor to the Fund since June 30, 2006.

80	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q4 ‘03	14.50%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-14.58%
Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-45.85	-4.45	-0.04
(after taxes on distributions)(2)	-45.94	-5.82	-0.98
(after taxes on distributions and sale of shares)(2)	-29.69	-3.63	0.02
Class B	-45.99	-4.23	0.00
Class C	-43.72	-4.08	-0.09
Russell MidCap Value Index(3)	-38.44	0.33	3.31
Morningstar Mid-Cap Value Category Average	-36.77	-1.07	1.72

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	81
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(1)	Class B(1)	Class C(1)

Management Fees		1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.66	1.78	2.11

	Total Annual Fund Operating Expenses	1.91%	3.78%	4.11%
Expense Reimbursement		0.56	1.68	2.01

	Net Expenses	1.35%	2.10%	2.10%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending October 31, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A, 2.10% for Class B, and 2.10% for Class C shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$745	$1,174	$1,629	$2,898	$745	$1,174	$1,629	$2,898
Class B	880	1,555	2,148	3,612	380	1,155	1,948	3,612
Class C	513	1,250	2,101	4,298	413	1,250	2,101	4,298

82	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

REAL ESTATE SECURITIES FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Real Estate Investors, LLC (“Principal-REI”)

The Fund seeks to generate a total return.

The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

  equity REITs, which primarily own property and generate revenue from rental income;
  mortgage REITs, which invest in real estate mortgages; and
  hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

In selecting securities for the Fund, the Sub-Advisor, Principal-REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Initial Public Offerings Risk	• Management Risk
• Mid Cap Stock Risk	• Non-Diversification Risk	• Real Estate Securities Risk
• Sector Risk	• Securities Lending Risk	• Small Company Risk
• Underlying Fund Risk

Principal-REI has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Funds, Inc.	RISK/RETURN SUMMARY	83
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q4 ‘04	17.31%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-33.89%
Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-36.58	1.57	7.40
(after taxes on distributions)(2)	-37.07	-0.25	5.76
(after taxes on distributions and sale of shares)(2)	-23.68	1.58	6.34
Class B	-36.67	1.74	7.40
Class C	-33.96	2.17	7.63
MSCI US REIT Index(3)	-37.97	0.67	6.48
Morningstar Specialty - Real Estate Category Average	-39.55	-0.66	5.51

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

84	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(1)	Class B(1)	Class C(1)

Management Fees		0.83%	0.83%	0.83%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.32	0.41	0.72

	Total Annual Fund Operating Expenses	1.40%	2.24%	2.55%
Expense Reimbursement		0.12	0.16	0.57

	Net Expenses	1.28%	2.08%	1.98%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.28% for Class A, 2.08% for Class B, and 1.98% for Class C shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$673	$ 956	$1,261	$2,126	$673	$956	$1,261	$2,126
Class B	711	1,082	1,383	2,348	211	682	1,183	2,348
Class C	301	730	1,296	2,835	201	730	1,296	2,835

Principal Funds, Inc.	RISK/RETURN SUMMARY	85
www.principalfunds.com

SMALLCAP BLEND FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks

The Fund invests primarily in common stocks of small capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of the most recent calendar year end, this range was between approximately $0.01 billion and $3.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Growth Stock Risk	• Initial Public Offerings Risk	• Management Risk
• Market Segment (Small Cap) Risk	• Securities Lending Risk	• Small Company Risk
• Value Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

86	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	19.65%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-26.29%
Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-40.55	-2.91	1.64
(after taxes on distributions)(2)	-40.55	-3.79	1.05
(after taxes on distributions and sale of shares)(2)	-26.35	-2.22	1.55
Class B	-40.79	-2.90	1.56
Class C	-38.17	-2.57	1.57
Russell 2000 Index(3)	-33.79	-0.93	1.71
Morningstar Small Blend Category Average	-36.56	-1.30	1.78

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	87
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A	Class B	Class C(1)

Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00
Other Expenses	0.46	0.58	2.05

Total Gross Operating Fees and Expenses	1.46%	2.33%	3.80%
Expense Reimbursement	N/A	N/A	1.60

Net Operating Fees and Expenses	1.46%	2.33%	2.20%
Acquired Fund Fees and Expenses	0.06	0.06	0.06

Total Annual Fund Operating Expenses	1.52%	2.39%	2.26%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20% for Class C shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$696	$1,004	$1,333	$2,263	$696	$1,004	$1,333	$2,263
Class B	742	1,145	1,475	2,510	242	745	1,275	2,510
Class C	329	1,006	1,829	3,969	229	1,006	1,829	3,969

88	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

SMALLCAP GROWTH FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

The Fund invests primarily in common stocks of small capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of the most recent calendar year end, the range was between approximately $0.01 billion and $3.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Emerging Market Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Initial Public Offerings Risk
• Management Risk	• Market Segment (Small Cap) Risk	• Securities Lending Risk
• Small Company Risk	• Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Funds, Inc.	RISK/RETURN SUMMARY	89
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q4 ‘01	33.61%
Lowest return for a quarter during the period of the bar chart above:		Q3 ’01	-33.20%
Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-47.65	-5.48	-5.17
(after taxes on distributions)(2)	-47.65	-6.09	5.74
(after taxes on distributions and sale of shares)(2)	-30.97	-4.33	-4.21
Class B	-47.76	-5.85	-5.66
Class C	-45.36	-5.17	-5.31
Russell 2000 Growth Index(3)	-38.54	-2.35	-2.23
Morningstar Small Growth Category Average	-41.55	-3.52	-3.04

(1)	Class A, B, and C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

90	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses(1)

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A	Class B(1)	Class C(1)

Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00
Other Expenses	0.51	1.19	1.64

Total Gross Operating Fees and Expenses	1.51%	2.94%	3.39%
Expenses Reimbursement	N/A	0.37	1.18

Net Operating Fees and Expenses	1.51%	2.57%	2.21%
Acquired Fund Fees and Expenses	0.04	0.04	0.04

Total Annual Fund Operating Expenses	1.55%	2.61%	2.25%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.57% for Class B and 2.21% for Class C shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$699	$1,013	$1,348	$2,294	$699	$1,013	$1,348	$2,294
Class B	764	1,281	1,729	2,930	264	881	1,529	2,930
Class C	328	925	1,665	3,620	228	925	1,665	3,620

Principal Funds, Inc.	RISK/RETURN SUMMARY	91
www.principalfunds.com

SMALLCAP GROWTH FUND II

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Emerald Advisers, Inc. (“Emerald”), and Essex Investment Management Company, LLC (“Essex”)

Objective: Investor Profile:

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

The Fund pursues its investment objective by investing primarily in equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of the most recent calendar year end, this range was between approximately $0.01 billion and $3.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting improving business fundamentals and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including , sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the business fundamentals demonstrate a significant deterioration, or if the valuation is no longer attractive relative to Essex’s long-term growth expectations.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's

92	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Initial Public Offerings Risk
• Management Risk	• Market Segment (Small Cap) Risk	• Securities Lending Risk
• Small Company Risk

UBS Global AM became the Fund’s Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	29.59%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.34%

Principal Funds, Inc.	RISK/RETURN SUMMARY	93
www.principalfunds.com

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-45.80	-6.45	-7.56
(after taxes on distributions)(2)	-45.80	-7.07	-7.96
(after taxes on distributions and sale of shares)(2)	-29.77	-5.11	-5.98
Class B	-45.97	-6.44	-7.60
Class C	-43.67	-6.12	-7.59
Russell 2000 Growth Index(3)	-38.54	-2.35	-2.23
Morningstar Small Growth Category Average	-41.55	-3.52	-3.04

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(1)	Class B(1)	Class C(1)

Management Fees(2)		1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.75	0.91	4.53

	Total Annual Fund Operating Expenses	2.00%	2.91%	6.53%
Expense Reimbursement		0.55	0.71	4.33

	Net Expenses	1.45%	2.20%	2.20%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending October 31, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.45% for Class A, 2.20% for Class B, and 2.20% for Class C shares, respectively.

(2)	Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.020% (expressed as a percent of average net assets on an annualized basis).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$742	$1,143	$1,568	$2,749	$742	$1,143	$1,568	$2,749
Class B	794	1,301	1,733	3,018	294	901	1,533	3,018
Class C	746	1,914	3,142	6,052	646	1,914	3,142	6,052

94	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

SMALLCAP VALUE FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks

The Fund invests primarily in common stocks of small capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of the most recent calendar year end, this range was between approximately $0.01 billion and $3.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

The Fund may invest in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Initial Public Offerings Risk	• Management Risk
• Market Segment (Small Cap) Risk	• Real Estate Securities Risk	• Securities Lending Risk
• Small Company Risk	• Underlying Fund Risk	• Value Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Funds, Inc.	RISK/RETURN SUMMARY	95
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	22.98%
Lowest return for a quarter during the period of the bar chart above:		Q4 ’08	-22.11%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-32.15	-1.09	5.24
(after taxes on distributions)(2)	-32.16	-2.43	4.01
(after taxes on distributions and sale of shares)(2)	-20.87	-1.23	4.14
Class B	-32.48	-0.97	5.22
Class C	-29.51	-0.52	5.46
Russell 2000 Value Index(3)	-28.92	0.27	5.15
Morningstar Small Value Category Average	-32.24	-0.97	4.17

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

96	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(1)	Class B(1)	Class C(1)

Management Fees		0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.54	1.20	0.89

	Total Annual Fund Operating Expenses	1.54%	2.95%	2.64%
Expense Reimbursement		0.19	0.66	0.56

	Net Expenses	1.35%	2.29%	2.08%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A, 2.29% for Class B, and 2.08% for Class C shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$680	$ 989	$1,323	$2,266	$680	$989	$1,323	$2,266
Class B	732	1,240	1,685	1,485	232	840	1,485	2,880
Class C	311	758	1,342	2,925	211	758	1,342	2,925

Principal Funds, Inc.	RISK/RETURN SUMMARY	97
www.principalfunds.com

DIVERSIFIED INTERNATIONAL FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks

The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in foreign securities, which are:

  companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

In choosing investments for the Fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Emerging Market Risk
• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Management Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Small Company Risk	• Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

98	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q4 ‘03		17.45%
Lowest return for a quarter during the period of the bar chart above:		Q3 ’08		-24.17%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year		5 Years		Life of Fund

Class A (before taxes)	-49.51		1.71		-0.74
(after taxes on distributions)(2)	-49.47		0.72		-1.35
(after taxes on distributions and sale of shares)(2)	-31.78		1.89		-0.37
Class B	-49.71		1.87		-0.63
Class C	-47.40		2.21		-0.67
MSCI ACWI Ex-US Index(3)	-34.99		-2.62		1.09
Morningstar Foreign Large Blend Category Average	-43.99		1.21		-0.93

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	99
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A	Class B	Class C(1)

Management Fees	0.87%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00
Other Expenses	0.29	0.47	0.46

Total Annual Fund Operating Expenses	1.41%	2.34%	2.33%
Expense Reimbursement	N/A	N/A	0.25

Net Expenses	1.41%	2.34%	2.08%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.08% for Class C shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$686	$ 972	$1,279	$2,148	$686	$972	$1,279	$2,148
Class B	737	1,130	1,450	2,444	237	730	1,250	2,444
Class C	311	699	1,219	2,644	211	699	1,219	2,644

100	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

GLOBAL REAL ESTATE SECURITIES FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Real Estate Investors, LLC (“Principal - REI”)

The Fund seeks to generate a total return.

The Fund may be an appropriate investment for investors who seek a total return, want to invest in U.S. and non-U.S. companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies principally engaged in the real estate industry (“real estate companies”). For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Other real estate companies include those whose products and services relate to the real estate industry such as building supply manufacturers, mortgage lenders, and mortgage servicing companies. The Fund may invest in smaller capitalization companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs in the U.S. are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs, are characterized as:

  Equity REITs, which primarily own property and generate revenue from rental income;
  Mortgage REITs, which invest in real estate mortgages; and
  Hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than the U.S. or may not have adopted a REIT like structure at all. The Fund may invest a significant percentage of its portfolio in REITs and foreign REIT-like entities.

The Fund is “non-diversified” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. The Fund will typically have investments located in a number of different countries, which may include the U.S. The Fund may invest in companies located in countries with emerging securities markets.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and other purposes. The Fund may also enter into currency forwards or futures contracts and related options for the purpose of currency hedging and other purposes.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Emerging Market Risk
• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Initial Public Offerings Risk	• Management Risk	• Mid Cap Stock Risk
• Real Estate Securities Risk	• Sector Risk	• Securities Lending Risk
• Small Company Risk

Principal-REI has been the Fund’s Sub-Advisor since the Fund’s inception.

Principal Funds, Inc.	RISK/RETURN SUMMARY	101
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q1 ‘08	-5.49%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’08	-29.65%
Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	Life of Fund

Class A (before taxes)	-48.17	-46.72(2)
(after taxes on distributions)(3)	-48.54	-47.18(2)
(after taxes on distributions and sale of shares)(3)	-31.01	-39.21(2)
Class C	-46.40	-45.00
FTSE EPRA/NAREIT Global REIT Index(4)	-47.72	-45.41
Morningstar Specialty — Real Estate Category Average	-39.55	-41.86

(1)	Class A and C shares commenced operations on October 1, 2007.

(2)	During 2007, the Fund processed a significant (relative to the Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund’s shareholder processing policies, this benefit inures all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

(3)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangement such as 401(k) plans or individual retirement accounts.

(4)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary — Investment Results.”

102	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the period ended October 31, 2008		Class A(1)	Class C(1)

Management Fees		0.90%	0.90%
Distribution and/or Service (12b-1) Fees		0.25	1.00
Other Expenses		2.26	3.58

	Total Gross Operating Fees and Expenses	3.41%	5.48%
Expense Reimbursement		1.96	3.28

	Net Operating Fees and Expenses	1.45%	2.20%
Acquired Fund Fees and Expenses		0.01	0.01

	Total Annual Fund Operating Expenses	1.46%	2.21%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.45% for Class A and 2.20% for Class C shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$690	$1,340	$2,042	$3,898	$690	$1,340	$2,042	$3,898
Class C	324	1,297	2,415	5,163	224	1,297	2,415	5,163

Principal Funds, Inc.	RISK/RETURN SUMMARY	103
www.principalfunds.com

INTERNATIONAL EMERGING MARKETS FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks

The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark. The Fund may invest assets in smaller or mid capitalization companies.

The Fund invests in foreign securities, which are:

  companies with their principal place of business or principal office in emerging market countries or companies for which their principal securities trading market is an emerging market country.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Emerging Market Risk
• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Management Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Small Company Risk	• Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

104	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q4 ‘01	26.52%
Lowest return for a quarter during the period of the bar chart above:		Q3 ’08	-29.21%
Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-57.25	6.78	8.25
(after taxes on distributions)(2)	-57.09	4.74	6.92
(after taxes on distributions and sale of shares)(2)	-37.01	5.63	7.08
Class B	-57.47	6.77	8.15
Class C	-55.60	7.16	8.20
MSCI Emerging Markets NDTR D Index(3)	-53.33	7.65	9.45
Morningstar Diversified Emerging Markets Category Average	-54.44	6.13	8.00

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	105
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A	Class B	Class C(1)

Management Fees		1.19%	1.19%	1.19%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.37	0.53	0.60

	Total Annual Fund Operating Expenses	1.81%	2.72%	2.79%
Expense Reimbursement		N/A	N/A	—

	Net Expenses	1.81%	2.72%	2.79%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.80% for Class C shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$724	$1,088	$1,476	$2,560	$724	$1,088	$1,476	$2,560
Class B	775	1,244	1,640	2,832	275	844	1,440	2,832
Class C	382	865	1,474	3,119	282	865	1,474	3,119

106	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

INTERNATIONAL GROWTH FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks

The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. The Fund invests in securities of companies that meet all of the following criteria:

  the company’s principal place of business or principal offices outside the U.S.;
  the company’s principal securities trading market is outside the U.S.; and
  the company, regardless of where its securities are traded, that derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Management Risk
• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Small Company Risk	• Underlying Fund Risk

PGI became the Sub-Advisor to the Fund on November 1, 2002.

Principal Funds, Inc.	RISK/RETURN SUMMARY	107
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	18.24%
Lowest return for a quarter during the period of the bar chart above:		Q3 ’08	-25.89%
Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-50.11	0.47	-1.02
(after taxes on distributions)(2)	-50.09	-1.11	-2.06
(after taxes on distributions and sale of shares)(2)	-32.25	0.43	-0.88
Class C	-47.90	0.94	-1.02
MSCI World Ex-US Growth Index(3)	-42.88	1.83	-1.08
Morningstar Foreign Large Growth Category Average	-46.56	0.61	-2.22

(1)	Class A and Class C shares commenced operations on October 1, 2007. The returns for Class A and C shares, for the periods prior to October 1, 2008, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares.

Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

108	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(1)	Class C(1)

Management Fees		0.97%	0.97%
Distribution and/or Service (12b-1) Fees		0.25	1.00
Other Expenses		1.84	10.02

	Total Gross Operating Fees and Expenses	3.06%	11.99%
Expense Reimbursement		1.46	9.64

	Net Operating Fees and Expenses	1.60%	2.35%
Acquired Fund Fees and Expenses		0.01	0.01

	Total Annual Fund Operating Expenses	1.61%	2.36%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.60% for Class A and 2.35% for Class C shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$705	$1,289	$1,920	$3,605	$705	$1,289	$1,920	$3,605
Class C	339	2,406	4,423	8,353	239	2,406	4,423	8,353

Principal Funds, Inc.	RISK/RETURN SUMMARY	109
www.principalfunds.com

BOND & MORTGAGE SECURITIES FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks to provide current income.

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests in:

  securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  mortgage-backed securities representing an interest in a pool of mortgage loans;
  debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
  securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

  common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
  securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2008, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64.29% in securities rated Aaa	12.21% in securities rated Baa	0.28% in securities rated Caa
5.79% in securities rated Aa	4.87% in securities rated Ba	0.03% in securities rated Ca
8.88% in securities rated A	3.54% in securities rated B	0.00% in securities rated C
0.11% in securities not rated

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Eurodollar and Yankee Obligations
• Fixed-Income Securities Risk	• Foreign Securities Risk	Risk
• High Yield Securities Risk	• Management Risk	• Municipal Securities Risk
• Portfolio Duration Risk	• Prepayment Risk	• Real Estate Securities Risk
• Securities Lending Risk	• Underlying Fund Risk	• U.S. Government Securities Risk
• U.S. Government Sponsored
Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

110	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-18.50	-1.50	1.51
(after taxes on distributions)(2)	-19.91	-2.96	-0.06
(after taxes on distributions and sale of shares)(2)	-11.94	-2.03	0.41
Class B	-19.31	-1.53	1.52
Class C	-16.10	-1.36	1.36
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.74
Morningstar Intermediate-Term Bond Category Average	-4.70	1.81	3.68

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	111
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(1)	Class B(1)	Class C(2)

Management Fees		0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.31	0.56	1.11

	Total Annual Fund Operating Expenses	1.07%	2.07%	2.62%
Expense Reimbursement		0.13	0.47	0.87

	Net Expenses	0.94%	1.60%	1.75%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending June 30, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.94% for Class A and 1.60% for Class B shares, respectively.

(2)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class C shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

				Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$542	$743	$ 982	$1,666	$542	$743	$ 982	$1,666
Class B	663	980	1,248	2,085	163	580	1,048	2,085
Class C	278	718	1,299	2,878	178	718	1,299	2,878

112	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

CALIFORNIA MUNICIPAL FUND

Sub-Advisor(s): Objective:

Van Kampen Asset Management (“Van Kampen”)

The Fund seeks to provide as high a level of current income that is exempt from federal and California state personal income tax as is consistent with prudent investment management and preservation of capital.

Investor Profile:

The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

Main Strategies and Risks

The Fund invests primarily in intermediate- and long-term California municipal obligations (municipal obligations that generate interest which is exempt from California State personal income tax). As a matter of fundamental policy, the Fund, under normal market conditions, invests at least 80% of its assets in these obligations. These obligations may include bonds that generate interest payments that are subject to the alternative minimum tax.

The Fund will invest primarily in investment-grade municipal obligations. The Fund may also invest in inverse floating rate obligations, which are generally more volatile than other types of municipal obligations. The Fund may also engage in swap agreements.

The Fund is “non-diversified,” which means it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

The Fund may, under normal circumstances, invest up to 20% of its assets in:

• municipal obligations that are not exempt from California personal income tax;
• short-term municipal obligations;
• taxable cash equivalents, including short-term U.S. government securities, certificates of deposit and bankers’
acceptances, commercial paper rated Prime-1 by Moody’s or A-1+ or A-1 by S&P, and repurchase agreements
(collectively “short-term instruments”); and
• securities of unaffiliated money market mutual funds (subject to limitations prescribed by applicable law).

The Fund may, for temporary defensive purposes, invest in these securities without limitation, which may produce income that is not exempt from federal income taxes or California personal income tax.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Fixed-Income Securities Risk	• Geographic Concentration Risk
• Management Risk	• Municipal Securities Risk	• Non-Diversification Risk
• Portfolio Duration Risk

Van Kampen has been sub-advisor to the fund since inception.

Principal Funds, Inc.	RISK/RETURN SUMMARY	113
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	10 Years

Class A (before taxes)	-21.44	-2.33	1.19
(after taxes on distributions)(2)	-21.44	-2.40	1.14
(after taxes on distributions and sale of shares)(2)	-12.43	-1.21	1.73
Class B	-22.24	-2.51	1.05
Class C	-19.19	-2.19	0.91
Barclays Capital Municipal Bond Index(3)	-2.47	2.71	4.26
Morningstar Muni California Long Category Average	-11.05	0.43	2.54

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1989. The predecessor fund’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

114	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

For the year ended October 31, 2008	Class A	Class B	Class C

Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00
Other Expenses*	0.33	0.35	0.57

Total Annual Fund Operating Expenses	1.08%	1.85%	2.07%
*Other Expenses include: Interest Expenses	0.24	0.24	0.24

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$555	$778	$1,019	$1,708	$555	$778	$1,019	$1,708
Class B	688	982	1,201	1,968	188	582	1,001	1,968
Class C	310	649	1,114	2,400	210	649	1,114	2,400

Principal Funds, Inc.	RISK/RETURN SUMMARY	115
www.principalfunds.com

GLOBAL DIVERSIFIED INCOME FUND

Sub-Advisor(s):	Principal Global Investors, LLC, ("PGI”), Principal Real Estate Investors, LLC (“Principal- REI"), and Spectrum Asset Management, Inc. ("Spectrum”)

Objective:	The Fund seeks consistent cash income through a diversified, yield-focused investment strategy.

Investor Profile:

The Fund may be an appropriate investment for investors seeking high cash returns, who are willing to accept the risk associated with investing in equities and below-investment- grade fixed income securities.

Main Strategies and Risks

The Fund will invest a majority of its assets in fixed income asset classes, such as high yield bonds, preferred stocks, and emerging market debt securities, to provide incremental yields over a portfolio of government securities. In addition, the Fund will invest in equity securities of global companies principally engaged in the real estate industry and value equities of global companies to provide dividend yields and diversify fixed income-related risks in the Fund. The Fund seeks to provide yield by having each sub-advisor focus on those securities offering the best risk-adjusted yields within their respective asset class.

Approximately 40% of the Fund's assets will be invested in high yield and other income-producing securities including corporate bonds, corporate loan participations and assignments, convertible securities, credit default swaps, and securities of companies in bankruptcy proceedings or otherwise in the process of debt restructuring. The "high yield" securities in which the Fund invests are commonly known as "junk bonds" which are rated Ba or lower by Moody's Investor Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Rating Service ("S&P"). These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative with respect to the issuer's ability to pay interest and to repay principal. It is expected that this portion of the Fund will have a weighted average quality rating of Ba3 as measured by Moody's or BB- by S&P. The average duration will be 2-3 years. PGI will manage this portion of the Fund.

Approximately 20% of the Fund's assets will be invested in equity securities of global companies principally engaged in the real estate industry ("real estate companies"). A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts (“REITs”), REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as building supply manufacturers, mortgage lenders, and mortgage servicing companies. This portion of the Fund may invest in smaller capitalization companies. Principal-REI will manage this portion of the Fund.

Approximately 10% of the Fund's assets will be invested primarily in preferred securities of U.S. companies primarily rated BBB or higher by S&P or Baa by Moody's or, if unrated, of comparable quality in the opinion of the Sub-Advisor. This portion of the Fund focuses primarily on the financial services, REITs, and utility industries. Spectrum will manage this portion of the Fund.

Approximately 20% of the Fund's assets will be invested in a diversified portfolio of value equity securities of companies located or operating in developed countries (including the United States) and emerging markets of the world to provide dividend yields. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States. PGI will manage this portion of the Fund.

Approximately 10% of the Fund's assets will be invested in a diversified portfolio of bond issues issued primarily by governments, their agencies, local authorities and instrumentalities and corporate entities domiciled in or exercising the predominant part of their economic activities in emerging markets in Europe, Latin America, Asia, and the Middle East. The target duration for the portfolio will be 2-3 years. The targeted credit quality range will be Baa2 to B3 as measured by Moody's or BBB to B- by S&P. Securities denominated in local currency will be limited to 50% of the portfolio in aggregate, and, typically, non-dollar currency exposure will not be hedged. PGI will manage this portion of the Fund.

116	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Among the principal risks (as defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Emerging Market Risk	• Equity Securities Risk
• Exchange Rate Risk	• Fixed-Income Risk	• Foreign Securities Risk
• High Yield Securities Risk	• Management Risk	• Portfolio Duration Risk
• Real Estate Securities Risk	• Securities Lending Risk	• Value Stock Risk

Because the Fund’s inception date is December 15, 2008, performance information is not shown.

The Fund is actively managed against the Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Estimated for the year ended October 31, 2009		Class A(1)	Class C(1)

Management Fees		0.80%	0.80%
Distribution and/or Service (12b-1) Fees		0.25	1.00
Other Expenses		0.45	0.45

	Total Annual Fund Operating Expenses	1.50%	2.25%
Expense Reimbursement		0.25	0.25

	Net Expenses	1.25%	2.00%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.25% for Class A and 2.00% for Class C shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

				Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$498	$804	$1,136	$2,074	$498	$804	$1,136	$2,074
Class C	303	675	1,178	2,562	203	675	1,178	2,562

Principal Funds, Inc.	RISK/RETURN SUMMARY	117
www.principalfunds.com

GOVERNMENT & HIGH QUALITY BOND FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”) The Fund seeks to provide current income.

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

On September 8, 2008, the Board of Directors of Principal Funds, Inc. approved the proposal for the Mortgage Securities Fund to acquire the Government & High Quality Bond Fund. The proposal was approved at a Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) on February 13, 2009. As a result of the current conditions in the markets for the portfolio securities of the PFI Government & High Quality Bond Fund (the Acquired Fund), management of PFI, after consultation with the Board of Directors, has determined to postpone the closing of the combination of the Acquired Fund into the Mortgage Securities Fund (the Acquiring Fund). Management intends to monitor evolving market conditions and will seek to close the transaction as soon as practicable after the originally scheduled date of February 20, 2009. If the transaction has not closed by April 20, 2009, management will consult further with the Board regarding the appropriate course to be taken.

Main Strategies and Risks

The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Fixed-Income Securities Risk
• Management Risk	• Portfolio Duration Risk	• Prepayment Risk
• Securities Lending Risk	• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

118	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-6.78	1.08	2.69
(after taxes on distributions)(2)	-8.28	-0.32	1.15
(after taxes on distributions and sale of shares)(2)	-4.40	0.12	1.38
Class B	-7.97	0.87	2.55
Class C	-4.01	1.28	2.55
Barclays Capital Government/Mortgage Index(3)	10.17	5.74	6.14
Morningstar Intermediate Government Category Average	4.76	3.84	4.60

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	119
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A	Class B	Class C(1)

Management Fees		0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.25	0.39	0.82

	Total Annual Fund Operating Expenses	0.90%	1.79%	2.22%
Expense Reimbursement		N/A	N/A	0.57

	Net Expenses	0.90%	1.79%	1.65%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.65% for Class C shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

				Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$538	$724	$ 926	$1,508	$538	$724	$ 926	$1,508
Class B	682	963	1,170	1,871	182	563	970	1,871
Class C	268	630	1,129	2,502	168	630	1,129	2,502

120	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

HIGH YIELD FUND Sub-Advisor(s): Objective: Investor Profile:

Edge Asset Management, Inc. (“Edge”)

The Fund seeks to provide a relatively high level of current income.

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities and emerging markets.

Main Strategies and Risks

The Fund invests primarily in high-yield, high-risk, below-investment grade fixed-income securities (sometimes called “junk bonds”), which may include foreign investments. The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated BB or lower by S&P or rated Ba or lower by Moody’s or of equivalent quality as determined by Edge. The remainder of the Fund’s assets may be invested in any other securities Edge believes are consistent with the Fund’s objective, including higher rated fixed-income securities, common stocks, real estate investment trusts and other equity securities. The Fund may also invest in securities of foreign issuers, including those located in developing or emerging countries, and engage in hedging strategies involving options. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

During the fiscal year ended October 31, 2008, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

4.14% in securities rated Aaa	5.02% in securities rated Baa	12.75% in securities rated Caa
0.56% in securities rated Aa	18.71% in securities rated Ba	1.82% in securities rated Ca
4.45% in securities rated A	42.78% in securities rated B	0.02% in securities rated C
9.75% in securities not rated

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Emerging Market Risk	• Equity Securities Risk
• Exchange Rate Risk	• Fixed-Income Securities Risk	• Foreign Securities Risk
• High Yield Securities Risk	• Management Risk	• Portfolio Duration Risk
• Real Estate Securities Risk	• Securities Lending Risk	• Small Company Risk
• Underlying Fund Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

Principal Funds, Inc.	RISK/RETURN SUMMARY	121
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	10 Years

Class A (before taxes)	-24.87	1.54	5.01
(after taxes on distributions)(2)	-26.90	-1.20	1.56
(after taxes on distributions and sale of shares)(2)	-15.88	0.00	2.27
Class B	-25.68	1.39	4.85
Class C	-22.74	1.70	4.65
Citigroup US High-Yield Market Capped Index(3)	-25.30	-0.77	N/A(4)
Morningstar High Yield Bond Category Average	-26.41	-1.84	1.12

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on April 8, 1998. The predecessor fund’s performance between 1998 and 1999 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

(4)	The inception date of the Citigroup US High-Yield Market Capped Index is January 2, 2002.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

122	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

For the year ended October 31, 2008		Class A	Class B	Class C

Management Fees		0.52%	0.52%	0.52%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.15	0.22	0.18

	Total Annual Fund Operating Expenses	0.92%	1.74%	1.70%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$540	$730	$ 936	$1,530	$540	$730	$936	$1,530
Class B	677	948	1,144	1,835	177	548	944	1,835
Class C	273	536	923	2,009	173	536	923	2,009

Principal Funds, Inc.	RISK/RETURN SUMMARY	123
www.principalfunds.com

INCOME FUND

Sub-Advisor(s): Objective:	Edge Asset Management, Inc. (“Edge”) The Fund seeks to provide a high level of current income consistent with preservation of capital.

Investor Profile:

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities, and REIT securities.

Main Strategies and Risks

Under normal circumstances, the Fund invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may also invest in convertible securities, preferred securities, and real estate investment trust (“REIT”) securities.

The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.

During the fiscal year ended October 31, 2008, the average rating of the Fund’s assets, based on market value at each month-end, were as follows (all rating are by Moody’s):

32.77% in securities rated Aaa	30.72% in securities rated Baa	2.14% in securities rated Caa
6.85% in securities rated Aa	4.58% in securities rated Ba	0.00% in securities rated Ca
11.36% in securities rated A	9.45% in securities rated B	0.04% in securities rated C
2.09% in securities not rated

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Emerging Market Risk	• Exchange Rate Risk
• Fixed-Income Securities Risk	• Foreign Securities Risk	• High Yield Securities Risk
• Management Risk	• Portfolio Duration Risk	• Prepayment Risk
• Real Estate Securities Risk	• Securities Lending Risk	• Underlying Fund Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

124	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	10 Years

Class A (before taxes)	-9.20	1.45	4.10
(after taxes on distributions)(2)	-11.03	-0.45	1.80
(after taxes on distributions and sale of shares)(2)	-5.95	0.16	2.09
Class B	-10.18	1.30	3.98
Class C	-6.60	1.62	3.86
Citigroup Broad Investment-Grade Bond Index(3)	7.02	5.11	5.86
Morningstar Intermediate-Term Bond Category Average	-4.70	1.81	4.01

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on December 15, 1975. The predecessor portfolio’s performance in 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	125
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

For the year ended October 31, 2008		Class A(1)	Class B(1)	Class C(1)

Management Fees		0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees		0.25	1.00	1.00
Other Expenses		0.16	0.20	0.30

	Total Annual Fund Operating Expenses	0.91%	1.70%	1.80%
Expense Reimbursement		0.01	0.06	0.15

	Net Expenses	0.90%	1.64%	1.65%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A, 1.64% for Class B, and 1.65% for Class C shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$538	$726	$ 930	$1,518	$538	$726	$930	$1,518
Class B	667	929	1,116	1,793	167	529	916	1,793
Class C	268	549	958	2,102	168	549	958	2,102

126	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

INFLATION PROTECTION FUND

Sub-Advisor(s): Objective: Investor Profile:

BlackRock Financial Management, Inc. ("BlackRock")

The Fund seeks to provide current income and real (after inflation) total returns.

The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

Main Strategies and Risks

The fund normally invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index.

The fund may invest up to 15% of it assets in non-investment grade bonds (high yield or junk bonds) (rated BB or lower by S&P or Ba or lower by Moody’s) or securities of emerging market issuers. The fund may also invest up to 25% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above average real return. The fund measures its performance against the benchmark. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by BlackRock to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in BlackRock's opinion, the risk of continuing to hold the security is unacceptable when compared to its real return potential. BlackRock may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls). The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Exchange Rate Risk
• Fixed-Income Securities Risk	• Foreign Securities Risk	• High Yield Securities Risk
• Management Risk	• Portfolio Duration Risk	• Prepayment Risk
• Securities Lending Risk	• Underlying Fund Risk	• U.S. Government Securities Risk
• U.S. Government Sponsored
Securities Risk

Black Rock has been the Fund’s Sub-Advisor since December 31, 2008.

Principal Funds, Inc.	RISK/RETURN SUMMARY	127
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	Life of Fund

Class A (before taxes)	-22.11	-3.92
(after taxes on distributions)(2)	-23.77	-5.72
(after taxes on distributions and sale of shares)(2)	-14.15	-4.14
Class C	19.69	-3.52
Barclays Capital US Treasury TIPS Index(3)	-2.35	3.00
Morningstar Inflation-Protected Bond Category Average	-4.08	1.76

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 29, 2004.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

128	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(1)	Class C(1)

Management Fees		0.40%	0.40%
Distribution and/or Service (12b-1) Fees		0.25	1.00
Other Expenses		0.45	1.43

	Total Annual Fund Operating Expenses	1.10%	2.83%
Expense Reimbursement		0.20	1.18

	Net Expenses	0.90%	1.65%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A and 1.65% for Class C shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

				Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$538	$762	$1,007	$1,710	$538	$762	$1,007	$1,710
Class C	268	746	1,372	3,057	168	746	1,372	3,057

Principal Funds, Inc.	RISK/RETURN SUMMARY	129
www.principalfunds.com

MORTGAGE SECURITIES FUND

Sub-Advisor(s): Objective:	Edge Asset Management, Inc. (“Edge”) The Fund seeks to provide a high level of current income consistent with safety and liquidity.

Investor Profile:	The Fund may be an appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Fund invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Fund may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

The Fund invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Fund also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Fixed-Income Securities Risk	• Management Risk
• Portfolio Duration Risk	• Prepayment Risk	• Real Estate Securities Risk
• Sector Risk	• Securities Lending Risk	• Underlying Fund Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

130	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	10 Years

Class A (before taxes)	-1.02	2.92	4.18
(after taxes on distributions)(2)	-2.60	1.33	2.30
(after taxes on distributions and sale of shares)(2)	-0.68	1.54	2.40
Class B	-2.08	2.74	4.06
Class C	1.91	3.13	3.97
Citigroup Mortgage Index(3)	8.49	5.61	6.10
Morningstar Intermediate Government Category Average	4.76	3.84	4.66

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 4, 1984. The predecessor fund’s performance between 1998 and 2000 benefited from the agreement of Edge and its affiliates to limit the fund’s expenses. On March 1, 2004, the investment policies of the predecessor fund were modified. As a result, the Fund’s performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	131
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A(1)	Class B(1)	Class C(1)

Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees Other	0.25	1.00	1.00
Expenses	0.19	0.23	0.45

Total Annual Fund Operating Expenses	0.94%	1.73%	1.95%
Expense Reimbursement	0.03	0.08	0.32

Net Expenses	0.91%	1.65%	1.63%

(1)	Principal has contractually agreed to limit the Fund’s expense attributable to Class A, B and C shares and, if necessary, pay expenses normally payable by the Fund excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.91% for Class A, 1.65% for Class B and 1.63% for Class C shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

				Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$539	$733	$ 943	$1,550	$539	$733	$ 943	$1,550
Class B	668	936	1,130	1,824	168	536	930	1,824
Class C	266	576	1,018	2,245	166	576	1,018	2,245

132	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PREFERRED SECURITIES FUND

Sub-Advisor(s): Objective: Investor Profile:

Spectrum Asset Management, Inc. (“Spectrum”)

The Fund seeks to provide current income.

The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

Main Strategies and Risks

The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund’s assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.

The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Equity Securities Risk
• Eurodollar and Yankee Obligations Risk	• Fixed-Income Securities Risk	• Foreign Securities Risk
• Portfolio Duration Risk	• Management Risk	• Non-Diversification Risk
• Securities Lending Risk	• Real Estate Securities Risk	• Sector Risk
• U.S. Government Sponsored Securities	• Underlying Fund Risk	• U.S. Government Securities Risk
Risk

Spectrum has been the Fund’s Sub-Advisor since May 1, 2002.

Principal Funds, Inc.	RISK/RETURN SUMMARY	133
www.principalfunds.com

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-25.91	-5.34	-1.99
(after taxes on distributions)(2)	-27.48	-6.99	-3.53
(after taxes on distributions and sale of shares)(2)	-16.40	-5.12	-2.32
Class C	-23.72	-5.06	-1.88
Merrill Lynch Fixed Rate Preferred Securities Index(3)(4)	-2.79	-0.65	-1.78
Barclays Capital U.S. Tier I Capital Securities Index (3)	-33.79	-5.75	-1.05
Preferreds Blended Index(3)(5)	-27.52	-5.24	-1.34
Merrill Lynch Hybrid Preferred Securities Index(3)	-2.79	-0.65	1.77
Morningstar Intermediate-Term Bond Category Average	-4.70	1.81	3.07
(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on May 1, 2002.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The Manager and portfolio managers believe this index is a better representation of the universe of investment choices open to the Fund under its investment philosophy. The former index, Merrill Lynch Hybrid Preferred Securities Index, is also shown.

(5)	The weightings for this blended index are 65% Merrill Lynch Fixed Rate Preferred Securities Index and 35% Barclays Capital U.S. Tier I Capital Securities Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

134	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(1)	Class C(1)

Management Fees		0.73%	0.73%
Distribution and/or Service (12b-1) Fees		0.25	1.00
Other Expenses		0.15	0.18

	Total Annual Fund Operating Expenses(2)	1.13%	1.91%
Expense Reimbursement		0.13	0.16

	Net Expenses	1.00%	1.75%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.00% for Class A and 1.75% for Class C shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

				Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$547	$779	$1,030	$1,750	$547	$779	$1,030	$1,750
Class C	278	582	1,014	2,218	178	582	1,014	2,218

Principal Funds, Inc.	RISK/RETURN SUMMARY	135
www.principalfunds.com

TAX-EXEMPT BOND FUND

Sub-Advisor(s): Objective:	Van Kampen Asset Management (“Van Kampen”) The Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors’ capital.

Investor Profile:

The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

Main Strategies and Risks

The Fund invests in a portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer’s bond counsel, interest on these obligations is exempt from federal income tax.

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations. The Fund specifically limits these investments to municipal bonds and municipal notes (including floating rate obligations) and securities of unaffiliated tax-exempt mutual funds. The Fund may invest up to 20% of its assets in securities that do not meet the criteria stated above (taxable securities or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax). The Fund may also purchase and sell interest rate futures and options and engage in swap agreements. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions.

The Fund may also invest in taxable securities that mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations. Under unusual market or economic conditions and for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities.

The Sub-Advisor, Van Kampen, may invest up to 20% of the Fund’s net assets in below investment grade bonds (sometimes called “junk bonds”) as rated by at least one independent rating agency, or if unrated, judged to be of comparable quality by Van Kampen.

In adverse markets, the Fund may seek to protect its investment position by investing up to 50% of its portfolio in taxable short-term investments such as:

  U.S. government securities;
  commercial paper rated in the highest grade by either S&P or Moody’s;
  obligations of U.S. banks;
  time or demand deposits in U.S. banks; and
  repurchase agreements relating to municipal securities or any of the foregoing taxable instruments.

Interest income from these investments that is distributed to you by the Fund may be taxable.

The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Fixed-Income Securities Risk	• High Yield Securities Risk
• Management Risk	• Municipal Securities Risk	• Non-Diversification Risk
• Portfolio Duration Risk	• U.S. Government Securities Risk	• U.S. Government Sponsored Securities Risk

Van Kampen has been Sub-Advisor to the Fund since inception.

136	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	10 Years

Class A (before taxes)	-16.15	-1.08	1.94
(after taxes on distributions)(2)	-16.15	-1.19	1.84
(after taxes on distributions and sale of shares)(2)	-8.89	-0.20	2.34
Class B	-16.68	-1.08	1.80
Class C	-13.79	-0.97	1.62
Barclays Capital Municipal Bond Index(3)	-2.47	2.71	4.26
Morningstar Muni National Long Category Average	-9.45	0.55	2.56

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on January 3, 1977. The predecessor fund’s performance in 2000 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	137
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class A(1)	Class B(1)	Class C(1)

Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00
Other Expenses*	0.32	0.46	1.00

Total Annual Fund Operating Expenses	1.07%	1.96%	2.50%
Expense Reimbursement	0.03	0.07	0.61

Net Expenses	1.04%	1.89%	1.89%
*Other Expenses include: Interest Expenses	0.24	0.24	0.24

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.80% for Class A, 1.65% for Class B, and 1.65% for Class C shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$551	$ 768	$1,002	$1,671	$551	$768	$1,002	$1,671
Class B	692	1,007	1,250	2,048	192	607	1,050	2,048
Class C	292	711	1,266	2,782	192	711	1,266	2,782

138	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

MONEY MARKET FUND

Sub-Advisor(s): Objective:	Principal Global Investors, LLC (“PGI”) The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks

The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

  to take advantage of market variations;
  to generate cash to cover sales of Fund shares by its shareholders; or
  upon revised credit opinions of the security’s issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
bank obligations including:
certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for

Principal Funds, Inc.	RISK/RETURN SUMMARY	139
www.principalfunds.com

amounts that they held as of September 19, 2008 subject to the terms of the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program guarantees Fund shareholders that they will receive $1.00 per Fund share they owned as of the close of business on September 19, 2008, or the number of shares held in the account the date the Fund “breaks the buck” (the date the Fund’s net asset value falls below $0.995, is not immediately restored, and the Fund liquidates), whichever is less. The Program is subject to an overall limit of $50 billion for all money market funds participating in the Program. The Program does not cover investors who were not shareholders of the Fund on September 19, 2008. The Program remains in effect until April 30, 2009, unless extended by the United States Treasury Department. If the Program is extended, the Board of Directors of Principal Funds, Inc. would need to approve the Fund’s continued participation in the Program. Further information about the Program is available at www.ustreas.gov.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Eurodollar and Yankee Obligations	• Fixed-Income Securities Risk	• Investment Company Securities Risk
Risk	• Management Risk	• Municipal Securities Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above: Q1 ‘01 1.26% Lowest return for a quarter during the period of the bar chart above: Q3 ’03 - Q2 ‘04 0.03% Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A	2.51	3.01	2.48
Class B	-3.42	1.83	1.98
Class C	0.66	1.95	1.51
Barclays Capital U.S. Treasury Bellwethers 3 Month Index(2)	2.24	3.30	2.99

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Call the Principal Funds at 1-800-222-5852 to get the current 7-day yield for the Money Market Fund. For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

140	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(3)	Class B(2)(3)	Class C(1)(2)

Management Fees		0.38%	0.38%	0.38%
Distribution and/or Service (12b-1) Fees		0.00	1.00	1.00
Other Expenses		0.12	0.12	0.06

	Total Annual Fund Operating Expenses	0.50%	1.50%	1.44%
Expense Reimbursement		N/A	N/A	—

	Net Expenses	0.50%	1.50%	1.44%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.79% for Class C shares. In addition, Principal has voluntarily agreed to limit the Fund’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at anytime.

(2)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.75% for Class B shares and 0.00% for Class C shares. The expense limit may be terminated at any time.

(3)	Principal has voluntarily agreed to limit the Fund’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$ 51	$160	$ 280	$ 628	$ 51	$160	$280	$ 628
Class B	653	874	1,018	1,519	153	474	818	1,519
Class C	247	456	787	1,724	147	456	787	1,724

Principal Funds, Inc.	RISK/RETURN SUMMARY	141
www.principalfunds.com

SHORT-TERM BOND FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks to provide current income.

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or probable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:

  securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
  mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities (commonly known as “junk bonds” or “high yield securities”) and lend its portfolio securities to brokers, dealers and other financial institutions. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Eurodollar and Yankee Obligations	• Exchange Rate Risk
• Fixed-Income Securities Risk	Risk	• Foreign Securities Risk
• High Yield Securities Risk	• Management Risk	• Municipal Securities Risk
• Prepayment Risk	• Portfolio Duration Risk	• Real Estate Securities Risk
• Securities Lending Risk	• U.S. Government Securities Risk	• U.S. Government Sponsored

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

142	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-16.05	-1.47	1.17
(after taxes on distributions)(2)	-17.60	-2.91	-0.38
(after taxes on distributions and sale of shares)(2)	-10.34	-1.99	0.14
Class C	-15.44	-1.80	0.68
Barclays Capital Government/Credit 1-3 Index(3)	-20.91	1.10	4.74
Morningstar Short-Term Bond Category Average	-4.23	1.23	2.71

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	143
www.principalfunds.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A	Class C(1)

Management Fees		0.40%	0.40%
Distribution and/or Service (12b-1) Fees		0.15	1.00
Other Expenses		0.24	1.40

	Total Annual Fund Operating Expenses	0.79%	2.80%
Expense Reimbursement		N/A	1.10

	Net Expenses	0.79%	1.70%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.70% for Class C shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

				Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$329	$496	$ 678	$1,203	$329	$496	$ 678	$1,203
Class C	273	746	1,365	3,035	173	746	1,365	3,035

144	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

SHORT-TERM INCOME FUND

Sub-Advisor(s): Objective:	Edge Asset Management, Inc. (“Edge”) The Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Fund invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (“NRSRO”) or, in the opinion of Edge, are of comparable quality (“investment-grade”). Under normal circumstances, the Fund maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Fund’s investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into swaps and currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may borrow money, enter into dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Exchange Rate Risk	• Fixed-Income Securities Risk
• Foreign Securities Risk	• Management Risk	• Portfolio Duration Risk
• Prepayment Risk	• Real Estate Securities Risk	• Securities Lending Risk
• Underlying Fund Risk	• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

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Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	10 Years

Class A (before taxes)	-3.57	1.57	3.62
(after taxes on distributions)(2)	-4.83	0.27	1.96
(after taxes on distributions and sale of shares)(2)	-2.30	0.59	2.08
Class C	-2.74	1.34	3.10
Citigroup Broad Investment-Grade Credit 1-3 Years(3)	0.28	2.95	4.81
Morningstar Short-Term Bond Category Average	-4.23	1.23	3.38

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations November 1, 1993. The predecessor fund’s performance between 1996 and 2005 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A(1)	Class C(1)

Management Fees		0.47%	0.47%
Distribution and/or Service (12b-1) Fees		0.15(2)	1.00
Other Expenses		0.27	0.57

	Total Annual Fund Operating Expenses	0.89%	2.04%
Expense Reimbursement		—	0.37

	Net Expenses	0.89%	1.67%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.95% for Class A and 1.67% for Class C shares, respectively.

(2)	Distribution and/or Services (12b-1) Fees have been restated. Effective December 1, 2008, the Distribution and/or Services (12b-1) Fees were reduced.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

				Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$339	$527	$ 731	$1,319	$339	$527	$ 731	$1,319
Class C	270	598	1,058	2,334	170	598	1,058	2,334

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ULTRA SHORT BOND FUND

(CLOSED TO NEW INVESTORS AS OF CLOSE OF BUSINESS DECEMBER 31, 2008)

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks to provide current income while seeking capital preservation.

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Fund invests primarily in high quality, short-term fixed-income securities. Over the next 12 months (the "transition period"), the Fund will gradually increase its purchase of high quality, short-term money market instruments which Principal Global Investors, LLC ("PGI") believes present minimal credit risks with the goal of establishing a portfolio that resembles that of a money market fund. Such securities will be "eligible securities" as defined in the Securities and Exchange Commission Rule 2a-7 promulgated under the Investment Company Act of 1940. These eligible securities will be primarily made up of the following types of securities:

securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
bank obligations including:
certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund have 397 days or less remaining to maturity;
repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

At the end of the transition period, management intends to recommend to the board of directors that the Fund be combined with the Principal Funds, Inc. Money Market Fund.

Throughout the transition period, the Fund will maintain a dollar-weighted effective maturity of up to 2.5 years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Such securities include:

  debt securities of U.S. issuers rated in the four highest grades by Standard & Poor's Rating Service ("S&P) or Moody's Investors Service, Inc. ("Moody's") or, if unrated, in the opinion of the PGI of comparable quality; and
  mortgage-backed securities representing an interest in a pool of mortgage loans.

Throughout the transition period, the Fund continues to invest in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

Throughout the transition period, the Fund may continue to hold below-investment grade fixed-income securities ("junk bonds"). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities and are rated Ba or lower by Moody's or BB or lower by S&P. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

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During the fiscal year ended October 31, 2008, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

61.46% in securities rated Aaa	13.87% in securities rated Baa	0.12% in securities rated Caa
6.95% in securities rated Aa	3.68% in securities rated Ba	0.01% in securities rated Ca
12.42% in securities rated A	1.32% in securities rated B	0.03% in securities rated C
	0.12% in securities not rated	0.02% in securities rated D

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Eurodollar and Yankee Obligations
• Fixed-Income Securities Risk	• High Yield Securities Risk	Risk
• Management Risk	• Municipal Securities Risk	• Portfolio Duration Risk
• Prepayment Risk	• Underlying Fund Risk	• U.S. Government Securities Risk
• U.S. Government Sponsored Secu-
rities Risk

PGI has been the Fund’s Sub-Advisor since June 15, 2001.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest return for a quarter during the period of the bar chart above:	Q3 ‘05	1.68%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’08	-9.09%

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Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund

Class A (before taxes)	-20.51	-3.08(2)	-1.05(2)
(after taxes on distributions)(3)	-21.70	-4.41(2)	-2.42(2)
(after taxes on distributions and sale of shares)(3)	-13.23	-3.23(2)	-1.58(2)
Class C	-21.08	-3.56(2)	-1.62(2)
6-Month LIBOR Index(4)	3.96	3.90	3.30
Morningstar Ultrashort Bond Category Average	-7.89	0.85	1.17

(1)	Class A shares commenced operations on March 15, 2006, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on June 15, 2001.

(2)	During 2005, the Institutional Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

(3)	After-tax returns are shown for Class A only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class A	Class C(1)

Management Fees (2)		0.38%	0.38%
Distribution and/or Service (12b-1) Fees(3)		0.00	0.00
Other Expenses		0.30	1.34

	Total Annual Fund Operating Expenses	0.68%	1.72%
Expense Reimbursement		N/A	0.22

	Net Expenses	0.68%	1.50%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.50% for Class C shares.

(2)	Expense information has been restated to reflect current fees. Effective January 1, 2009, the Fund’s management fees were decreased.

(3)	Expense information has been restated to reflect current fees. Effective January 1, 2009, the Fund’s Distribution and/or Service (12b-1) Fees were eliminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares				If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class A	$170	$320	$482	$ 955	$170	$320	$482	$ 955
Class C	253	517	909	2,009	153	517	909	2,009

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THE COSTS OF INVESTING

Fees and Expenses of the Funds

This section describes the fees and expenses you may pay if you invest in Class A, B, or C shares of a Fund. You may pay both one-time fees and ongoing fees. The table below shows the one-time fees you may pay directly if you invest in a Fund. The ongoing fees are the operating expenses of a Fund, which are described in a table provided with the description of each Fund. The ongoing operating expenses include fees paid to a Fund’s manager, underwriter and others who provide services to the Fund. These expenses reduce the value of each share you own.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Financial Professional can help you with this process. An example of the impact of both the one-time and ongoing fees on an investment in a Fund is also provided with the description of each Fund.

You may obtain more information about sales charge reductions and waivers through a link on the Fund’s website at www.PrincipalFunds.com, from the SAI, or from your Financial Professional.

One-time Fees

You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).
Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million ($500,000 for the Global Diversified Income Fund) or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
An excessive trading fee of 1.00% is charged on redemptions or exchanges of a Fund’s Class A, Class B, and Class C shares of $30,000, or more if the shares were purchased within 30 days of the redemption or exchange.

The fee does not apply to redemptions made: through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of redemption or exchange (without regard to the effect of any CDSC that may apply). The excessive trading fee does not apply to shares redeemed/exchanged from the Money Market Fund.

Ongoing Fees

Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund and SAM Portfolio, as a shareholder in the underlying fund, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund and SAM Portfolio is net of the underlying funds’ operating expenses.

Each of the Funds pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

  Management Fee—Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
  Distribution Fee—Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class A (except the Money Market Fund), Class B, and Class C shares. Under the plan, Class A, Class B, and Class C shares of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
  Transfer Agent Fee—Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class A, Class B, and Class C shares of the Fund. These services are currently provided at cost.

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Class A, Class B, and Class C shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class A, Class B, and Class C shareholders, the cost of shareholder meetings held solely for Class A, Class B, and Class C shares, and other operating expenses of the Fund.

The table below describes the one-time fees that you may pay directly if you buy or redeem shares of a Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C

Maximum sales charge imposed on purchases
(as a % of offering price)
All Equity Funds, except LargeCap S&P 500 Index Fund	5.50%(1)	None	None
Municipal Funds, All Fixed-Income Funds, except Global Diversified Income, Short-Term Bond,
Short-Term Income, and Ultra Short Bond Funds	4.50%(1)	None	None
SAM Flexible Income Portfolio and Principal LifeTime Strategic Income Fund	4.50%(1)	None	None
Global Diversified Income Fund	3.75%(1)	N/A	None
Short-Term Bond and Short-Term Income Funds	2.50%(1)	N/A	None
LargeCap S&P 500 Index Fund	1.50%(1)	N/A	None
Ultra Short Bond Fund	1.00%(1)	N/A	None
Money Market Fund	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC)
(as a % of dollars subject to charge)
All Funds except Global Diversified Income, LargeCap S&P 500 Index, Short-Term Bond, Short-
Term Income and Ultra Short Bond Funds	1.00%(2)	5.00%(4)	1.00%(5)
Global Diversified Income Fund	0.75%	N/A	1.00%(5)
LargeCap S&P 500 Index, Short-Term Bond, Short-Term Income and Ultra Short Bond Funds	0.25%(2)	N/A	1.00%(5)
Redemption or Exchange Fee
(as a % of amount redeemed/exchanged)
All Funds except Money Market Fund	1.00%(3)	1.00%(3)	1.00%(3)
Money Market Fund	None	None	None

(1)	Sales charges are reduced or eliminated for purchases of $50,000 ($250,000 for the Ultra Short Bond Fund and $100,000 for the Global Diversified Income Fund) or more. See “Front-end sales charge – Class A shares.”

(2)	A contingent deferred sales charge applies on certain redemptions made within 18 months following purchases of $1 million ($500,000 for the Global Diversified Income Fund) or more made without a sales charge.

(3)	Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged from one Fund to another Fund within 30 days after they are purchased.

(4)	Contingent deferred sales charges are reduced after 24 months and eliminated after 5 years.

(5)	A contingent deferred sales charge applies on certain redemptions made within 12 months.

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CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The information in this section does not apply directly to the Principal LifeTime Funds or the Strategic Asset Management (“SAM”) Portfolios, except to the extent the Principal LifeTime Funds or SAM Portfolios invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices

Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities

Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of investment losses.

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Bank Loans (also known as Senior Floating Rate Interests)

Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts

The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments

Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants

Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Real Estate Investment Trusts

The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as “REITs.” In addition, the Global Diversified Income, Global Real Estate Securities, and Real Estate Securities Funds typically invest a significant portion of their net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

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Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

High Yield Securities

The Bond & Mortgage Securities, Short-Term Income, Equity Income, Global Diversified Income, High Yield, Income, Inflation Protection, MidCap Stock, Short-Term Bond, Tax-Exempt Bond, Ultra Short Bond, and West Coast Equity Funds may invest in debt securities rated BB or lower by S&P or Ba or lower by Moody’s or, if not rated, determined to be of equivalent quality by the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Initial Public Offerings (“IPOs”)

Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

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Municipal Obligations and AMT-Subject Bonds

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer’s full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

“AMT-subject bonds” are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”) and will also give rise to corporate alternative minimum taxes. See “Tax Considerations” for a discussion of the tax consequences of investing in the Funds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

Derivatives

To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), and forward currency contracts for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund or the reference currency relates to an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

  the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
  the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
  the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
  the possibility that the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)

These are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

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Convertible Securities

Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing

As a principal investment strategy, the Diversified International, Global Diversified Income, Global Real Estate Securities, International Emerging Markets, and International Growth Funds may each invest Fund assets in securities of foreign companies. The other Funds (except California Municipal, Government & High Quality Bond, Mortgage Securities, and Tax-Exempt Bond I) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

  companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

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A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the risks of the foreign securities to which they relate.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

  increased social, political, and economic instability;
  a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
  lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
  foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  relatively new capital market structure or market-oriented economy;
  the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
  restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
  possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies

The Funds (except Government & High Quality Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, California Municipal, Disciplined LargeCap Blend, Global Diversified Income, High Yield, Income, Inflation Protection, LargeCap Blend I, LargeCap Blend II, LargeCap Growth, LargeCap Growth I, LargeCap Growth II, LargeCap S&P 500 Index, LargeCap Value, LargeCap Value III, Money Market, Preferred Securities, Real Estate Securities, Short-Term Bond, Short-Term Income, Tax-Exempt Bond, and Ultra Short Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

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Temporary Defensive Measures

From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

Fund of Funds

The performance and risks of each Principal LifeTime Fund and Strategic Asset Management (“SAM”) Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover

“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) which may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

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Geographic Concentration

Potential investors in the California Municipal and West Coast Equity Funds should consider the possibility of greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of California municipal issuers in the case of the municipal funds. In addition to factors affecting the state or regional economy, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions, and voter initiatives could result in certain adverse consequences affecting California municipal obligations. See the SAI for a more detailed description of these risks.

Inverse Floating Rate Investments

The California Municipal and Tax-Exempt Bond Funds may also invest in inverse floating rate investments. Inverse floating rate investments are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate investments in which these Funds may invest may include derivative instruments, such as residual interest bonds or tender option bonds. Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and the inverse floating residual interests, which are purchased by these Funds. These Funds generally invest in inverse floating rate investments that include embedded leverage, thus exposing these Funds to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment.

MANAGEMENT OF THE FUNDS

The Manager

Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

On or about July 1, 2009, Principal will provide investment advisory services with respect to 10-40% of the assets of the following Funds: LargeCap Blend Fund I, LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I, and SmallCap Growth Fund II. The remaining assets in each of these Funds will be managed by the sub-advisor(s) named in the prospectus.

Principal will provide these investment advisory services through a portfolio manager who will function as a co-employee of Principal and Principal Global Investors, LLC ("PGI") under an investment service agreement. Through the agreement, the portfolio manager will have access to PGI's equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager will also have access to PGI's trading staff and trade execution capabilities along with PGI's order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers Principal has appointed for each Principal LifeTime Fund are James Fennessey, Michael P. Finnegan, and Randy L. Welch. The portfolio managers PGI has appointed for each Principal LifeTime Fund are David M. Blake, Tim Dunbar, and Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, Blake, Dunbar, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows. On behalf of PGI, Messrs. Blake, Dunbar, and Laschanzky develop, implement, and monitor the Fund’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Messrs. Blake, Dunbar, and Laschanzky set, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

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James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation. He has had responsibility for the Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Strategic Income Funds since 2007.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation.

Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University. He has had responsibility for the Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Strategic Income Funds since 2007.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University. He has had responsibility for the Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Strategic Income Funds since 2007.

Cash Management Program

Each fund has cash available in its portfolios to meet redemption requests and to pay expenses. Additionally, funds receive cash flows when shareholders purchase shares. Principal will invest the cash, which comprises a very small portion of the funds' portfolios, in money market investments and in stock index futures contracts based on the Fund's market cap to gain exposure to the market. Stock index futures provide returns similar to those of common stocks. Principal believes that, over the long term, this strategy will enhance the investment performance of the Funds. Principal has implemented a cash management program for the following Funds: LargeCap Growth II, LargeCap Value III, MidCap Growth III, MidCap Value I, MidCap Value II, and SmallCap Growth II.

The Sub-Advisors

Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services to the portion of the assets for a specific Fund allocated to it by Principal, except for the Global Diversified Income Fund. Dirk Laschanzky, portfolio manager for Principal Global Investors, LLC, allocates assets to the Sub-Advisors of the Global Diversified Income Fund. For these services, Principal pays the Sub-Advisor a fee.

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds (except the Global Diversified Income Fund), Principal determines the portion of the Fund’s assets each Sub-Advisor will manage and may, from time-to-time, reallocate Fund assets between the Sub-Advisors. Mr. Laschanzky makes this determination for the Global Diversified Income Fund. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-

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Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Information regarding the Sub-Advisors and individual portfolio managers is set forth below. We identified the year the portfolio manager assumed responsibility for day-to-day fund management of the oldest share class of the Fund and in some cases, the predecessor fund. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Sub-Advisor: AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the
Americas, New York, NY 10105.

The management of and investment decisions for the LargeCap Value Fund III’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are Marilyn Fedak and John Mahedy.

	Day-to-day
Fund	Fund Management	Since

LargeCap Value III	Marilyn G. Fedak	2000
	John Mahedy	2006
	Chris Marx	2006
	John D. Phillips, Jr.	2002

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO–US Value equities in 2003. He continues to serve as director of research–US Value Equities, a position he has held since 2001. He earned a BS and an MBA from New York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor: American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to-day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

LargeCap Growth II	Prescott LeGard	2000
	Gregory Woodhams	2000

Prescott LeGard, CFA. Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.

Gregory J. Woodhams, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams joined American Century in 1997. Mr. Woodhams holds a Bachelor’s degree in Economics from Rice University and a Master’s degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: BlackRock Financial Management, Inc. ("BlackRock") is located at 40 East 52nd Street, New York, New
York 10022. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., a public company, and is registered as an investment adviser under the Advisers Act.

The fund management team is led by a team of investment professionals at BlackRock, including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BlackRock and Brian Weinstein, Managing Director of BlackRock. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to the other.

	Day-to-day
Fund	Fund Management	Since

Inflation Protection	Stuart Spodek	2008
	Brian Weinstein	2008

Stuart Spodek. Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995. Mr. Spodek earned a BS degree in engineering from Princeton University in 1993.

Brian Weinstein. Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000. Mr. Weinstein earned a BA degree in history from the University of Pennsylvania in 2000.

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Sub-Advisor: Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group.
CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

	Day-to-day
Fund	Fund Management	Since

LargeCap Growth	Anthony Rizza	2005

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He earned a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor: Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal
Financial Group. Edge has been in the business of investment management since 1944. Its address is
601 Union Street, Suite 2200, Seattle, WA 98101-1377.

When more than one portfolio manager is identified as being responsible for the day-to-day portfolio management, the portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

Equity Income	David W. Simpson	2008
	Joseph T. Suty	2005
High Yield	Gary J. Pokrzywinski	1998
Income	John R. Friedl	2005
MidCap Stock	Daniel R. Coleman	2001
Mortgage Securities Fund	Craig V. Sosey	1998
SAM Balanced Portfolio	Michael D. Meighan	2003
	Randall L. Yoakum	2000
SAM Conservative Balanced Portfolio	Michael D. Meighan	2003
	Randall L. Yoakum	2000
SAM Conservative Growth Portfolio	Michael D. Meighan	2003
	Randall L. Yoakum	2000
SAM Flexible Income Portfolio	Michael D. Meighan	2003
	Randall L. Yoakum	2000
SAM Strategic Growth Portfolio	Michael D. Meighan	2003
	Randall L. Yoakum	2000
Short-Term Income	Craig V. Sosey	2000
West Coast Equity	Philip M. Foreman	2002

Daniel R. Coleman. Mr. Coleman, Managing Director, Chief Investment Officer, manages all investment operations at Edge. Mr. Coleman joined Edge in October 2001. Mr. Coleman earned a Bachelor’s degree in Finance from the University of Wisconsin and an MBA from New York University.

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Philip M. Foreman, CFA. Mr. Foreman, Portfolio Manager, has been employed by Edge since January of 2002. Mr. Foreman earned a Bachelor’s degree in Economics from the University of Washington and an MBA from the University of Puget Sound. He has earned the right to use the Chartered Financial Analyst designation.

John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been employed as an investment professional at Edge since August 1998. Mr. Friedl earned a BA in Communications and History from the University of Washington and a Master's degree in Finance from Seattle University. He has earned the right to use the Chartered Financial Analyst designation.

Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation, joined Edge in 1999. Mr. Meighan earned a Bachelor’s degree from Santa Clara University and an MBA from Gonzaga University. He has earned the right to use the Chartered Financial Analyst designation.

Gary Pokrzywinski, CFA. Mr. Pokrzywinski, Managing Director, Head of Fixed Income, leads a team of investment professionals that is responsible for the management of the Fixed-Income Funds for which Edge serves as sub-advisor. Mr. Pokrzywinski has been employed at Edge since 1992. He earned a Bachelor's degree in Finance and Management Information Systems from the University of Wisconsin. Mr. Pokrzywinski has earned the right to use the Chartered Financial Analyst designation and is a member of the Seattle Investment Society and the Association for Investment Management and Research.

David W. Simpson, CFA. Mr. Simpson, portfolio manager, joined Edge in 2003. Mr. Simpson earned a Bachelor's degree from the University of Illinois and an MBA in Finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Craig V. Sosey. Mr. Sosey, Portfolio Manager, has been employed by Edge since May 1998. Mr. Sosey earned a bachelor's degree in Business Administration, Finance from the University of the Pacific and an MBA from the University of California, Berkeley.

Joseph T. Suty, CFA. Mr. Suty, Portfolio Manager, joined Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm. He earned a Bachelor's degree in Finance from the University of Detroit and an MBA in Finance from Stanford University. He has earned the right to use the Chartered Financial Analyst designation.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation, joined Edge in 1999. He earned a Bachelor's degree from Pacific Lutheran University and an MBA from Arizona State University. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management.
Emerald provides professional investment advisory services to institutional investors and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

	Day-to-day
Fund	Fund Management	Since

SmallCap Growth II	Joseph W. Garner	2006
	Kenneth G. Mertz II	2004
	Stacey L. Sears	2004

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Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Mr. Garner earned a BA in Economics from Millersville University and an MBA from the Katz Graduate School of Business, University of Pittsburgh.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. He earned a BA in Economics from Millersville University.

Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which
	specializes in growth equity investments. Essex manages portfolios for corporations, endowments,
	foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a
	range of growth equity strategies and employs proprietary fundamental research combined with active
	portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

		Day-to-day
	Fund	Fund Management	Since

	SmallCap Growth II	Nancy B. Prial	2006

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm in 2004, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM’s principal office is located at 32 Old Slip, New York, NY 10005.

The day-to-day portfolio management is shared by multiple portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

LargeCap Blend I	Andrew Alford	2008
	Mark Carhart	2008
	Robert C. Jones	2002
MidCap Value I	Dolores Bamford	2009
	Andrew Braun	2003
	Scott Carroll	2009
	Sean Gallagher	2003
	Eileen Rominger	2003

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Andrew Alford, Ph.D. Dr. Alford is a Managing Director and Senior Portfolio Manager at GSAM. Dr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the funds managed by the GSAM Quantitative Investment Strategies Team. Dr. Alford earned a Ph.D. from the University of Chicago.

Dolores Bamford, CFA. Ms. Bamford is a Managing Director and Portfolio Manager at GSAM. Ms. Bamford joined as a portfolio manager for the Value team in April 2002. She earned her masters degree in science from MIT Sloan School of Management. She has earned the right to use the Chartered Financial Analyst designation.

Andrew Braun. Mr. Braun is a Co-Chief Investment Officer, Managing Director and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001. Mr. Braun earned his MBA from New York University Stern School of Business.

Mark Carhart, Ph.D., CFA. Dr. Carhart is a Co-Chief Investment Officer and a Managing Director at GSAM.

Dr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the funds managed by the GSAM Quantitative Investment Strategies Team. He earned a BA from Yale University and Ph.D. from the University of Chicago Graduate School of Business. Dr. Carhart has earned the right to use the Chartered Financial Analyst designation.

Scott Carroll, CFA. Mr. Carroll is a Managing Director and Portfolio Manager at GSAM. Mr. Carroll joined as a portfolio manager for the Value team in May 2002. He earned his MBA from the University of Chicago Graduate School of Business. He has earned the right to use the Chartered Financial Analyst designation.

Sean Gallagher. Mr. Gallagher is a Co-Chief Investment Officer, Managing Director and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. Mr. Gallagher earned his MBA from New York University Stern School of Business.

Robert C. Jones, CFA. Mr. Jones is a Co-Chief Investment Officer and a Managing Director of GSAM. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Eileen Rominger. Ms. Rominger is a Managing Director, Co-Chief Investment Officer and Portfolio Manager at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. She earned her MBA from the University of Pennsylvania.

Sub-Advisor: Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park,
New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

MidCap Value II	Bruce Jacobs	2006
	Ken Levy	2006

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Bruce Jacobs, Ph.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. He co-founded Jacobs Levy in 1986. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. He co-founded Jacobs Levy in 1986. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

The day-to-day portfolio management is shared by multiple portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

MidCap Value I	David R. Borger	2005
	Christine M. Kugler	2005
	Stuart K. Matsuda	2005
	Hal W. Reynolds	2005
	Thomas D. Stevens	2005

David R. Borger, CFA. Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm’s proprietary stock selection model). He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Christine M. Kugler. Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. She earned a BA from the University of California, Santa Barbara.

Stuart K. Matsuda. Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.

Hal W. Reynolds, CFA. Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

Thomas D. Stevens, CFA. Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002.

Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor: Mellon Capital Management Corporation (“Mellon Capital”), 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

The day-to-day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

MidCap Growth III	Adam T. Logan	2008
	John O’Toole	2008

Adam T. Logan, CFA. Mr. Logan, Vice President and Senior Portfolio Manager with Mellon Capital, joined the company in 1998. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

John O’Toole, CFA. Mr. O’Toole, DIrector and Senior Portfolio Manager with Mellon Capital, joined the company in 1990. Mr. O’Toole earned a BA in Economics from the University of Pennsylvania and an MBA in Finance from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life
Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including
Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

As reflected in the list below, the day-to-day portfolio management, for some funds, is shared by multiple portfolio managers. In each such case, except where noted in the Management of the Funds section, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

Bond & Mortgage Securities	William C. Armstrong	2000
	Timothy R. Warrick	2004
Disciplined LargeCap Blend	Jeffrey A. Schwarte	2002
Diversified International	Paul H. Blankenhagen	2003
	Juliet Cohn	2004
	Chris Ibach	2005
Global Diversified Income	David Buckle	2009
	Mark Denkinger	2008
	Christopher Ibach	2008
	Dirk Laschanzky	2008
	Mustafa Sagun	2008
	Darrin Smith	2008

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	Day-to-day
Fund	Fund Management	Since

Government & High Quality Bond	Bryan C. Davis	2008
	Brad Fredericks	2005
International Emerging Markets	Michael Ade	2007
	Mihail Dobrinov	2007
	Michael L. Reynal	2001
International Growth	Steven Larson	2004
	John Pihlblad	2005
LargeCap S&P 500 Index	Dirk Laschanzky	2003
	Scott W. Smith	2007
LargeCap Value	Arild Holm	2007
	John Pihlblad	2000
MidCap Blend	K. William Nolin	2000
Money Market	Tracy Reeg	2004
	Alice Robertson	2000
Principal LifeTime 2010	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime 2020	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime 2030	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime 2040	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime 2050	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime Strategic Income	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Short-Term Bond	Craig Dawson	2005
	Doug Earney	2008
SmallCap Blend	Thomas Morabito	2006
	Phil Nordhus	2006
SmallCap Growth	Mariateresa Monaco	2005
SmallCap Value	Thomas Morabito	2000
Ultra Short Bond	Craig Dawson	2005
	Doug Earney	2008

Michael Ade, CFA. Mr. Ade is a portfolio manager at an affiliate advisor in Singapore. He serves as a co-manager for diversified emerging markets and Asian equity strategies. Based in Singapore, his analytical responsibilities are focused on the Asian consumers sector. Mr. Ade joined the firm in 2001. He earned a bachelor's degree in finance from the University of Wisconsin. Mr. Ade has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

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William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. He earned a Bachelor’s degree from Kearney State College and a Master’s degree from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

David M. Blake, CFA. Mr. Blake, executive director and chief investment officer of fixed income for PGI, joined PGI in 2000. Mr. Blake earned a Bachelor’s degree and an MBA from Saint Louis University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined PGI in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Bachelor’s degree in Finance from Iowa State University and a Master’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

David Buckle, Ph.D. Dr. Buckle is a managing director - fixed income at an affiliate advisor in London. Based in London, he is the global head of fixed income and also the European head of fixed income, with responsibility for overseeing non-U.S. fixed income portfolio management staff in Sydney and Singapore. Dr. Buckle joined the firm in 2007. Prior to joining the firm, he was a director at Merrill Lynch Investment Management/BlackRock. He earned a certificate in mathematical statistics from Cambridge University, a bachelor’s degree in mathematics from Liverpool University, and a Ph.D. in mathematical statistics from Imperial College, London University.

Juliet Cohn, MSI. Ms. Cohn is a managing director - portfolio manager at an affiliate advisor in London. She is responsible for managing the firm's Dublin-domiciled European equity fund and co-managing core international equity portfolios, where she has a primary focus on Europe. Ms. Cohn is also active in company research with an emphasis on the health care sector. She joined the firm in 2003. Ms. Cohn earned a bachelor's degree in mathematics from Trinity College, Cambridge, England. She is a Member of the Securities Institute.

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives.

Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He can became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from University of lowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned a Bachelor’s degree in Finance and an MBA from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

Mark Denkinger, CFA. Mr. Denkinger is a portfolio manager at PGI. He is the senior portfolio manager for high yield credit and leveraged loans strategies at PGI. In addition, Mr. Denkinger was the Managing Director overseeing global investment grade and high yield credit trading between 2004 and 2008. He earned his Bachelor's degree in Finance and an MBA with a finance emphasis from the University of Iowa. Mr. Denkinger has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for PGI. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mr. Dobrinov does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

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Tim Dunbar. Mr. Dunbar is executive director and head of equities for PGI. In this capacity, he oversees the business management and strategic direction of the firm's equity group on a global basis. He joined Principal Financial Group in 1986 and has held a wide range of investment management roles and has been a member of the PGI senior management team for nearly five years. Most recently, he was responsible for overseeing asset management merger and acquisition activities. Mr. Dunbar earned a Bachelor's degree from Iowa State University.

Doug Earney, CFA. Mr. Earney, portfolio manager, joined PGI in 2000. His current responsibilities include managing multi-sector portfolios including long duration, stable value, and third-party insurance company mandates. Mr. Earney's prior responsibilities have included asset allocation, risk management, and investment strategy development for multi-asset class portfolios. He earned a Bachelor's degree in Mechanical Engineering from Iowa State University and an MBA in Finance and Accounting from the University of Chicago. Mr. Earney has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor’s degree in Finance from Iowa State University.

Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA. Mr. Holm, portfolio manager, joined PGI in 2002. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Mr. Holm earned a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England) and an MBA in Finance from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Christopher Ibach, CFA. Mr. Ibach, associate portfolio manager and equity research analyst, joined PGI in 2002. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semiconductor research. Mr. Ibach earned a Bachelor’s degree in Electrical Engineering and an MBA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Steven Larson, CFA. Mr. Larson, portfolio manager, joined PGI in 2001. He is responsible for co-managing PGI’s international growth portfolio as well as covering the utilities sector for core international portfolios. Mr. Larson earned a Bachelor’s degree from Drake University and an MBA in Finance from the University of Minnesota. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky, portfolio manager, joined PGI in 1997. He is responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Mr. Laschanzky earned a BA and an MBA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

William J. McDonough, CFA. Mr. McDonough is a senior fixed income analyst for PGI. Since 2003, he has been the sector head of the emerging market team, with responsibility for managing the emerging markets debt portfolio within PGI’s multi-sector strategies, including both sovereign and corporate issues. Mr. McDonough earned a Bachelor’s degree in Economics and Finance from Loras College and an MBA from Drake University. He has earned the right to use the Chartered Financial Analyst designation. He is a member of the CFA Society of Iowa and the CFA Institute.

Mariateresa Monaco. Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master’s degree in Electrical Engineering from Northeastern University. She also earned a Master’s degree in Electrical Engineering from Politecnico di Torino, Italy.

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Thomas Morabito, CFA. Mr. Morabito joined PGI in 2000 and leads the small-cap portfolio management team for PGI. He earned a BA in Economics from State University of New York and an MBA in Finance from Northeastern University. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin, portfolio manager, joined PGI in 1994. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He earned a Bachelor’s degree in Finance from the University of Iowa and an MBA from the Yale School of Management. He has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned a Bachelor’s degree in Economics from Kansas State University and an MBA from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg. Ms. Reeg, portfolio manager, joined PGI in 1993. She is involved in the portfolio management of money market portfolios. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Michael L. Reynal. Mr. Reynal, portfolio manager, joined PGI in 2001. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Mr. Reynal earned a BA in History from Middlebury College, an MBA from the Amos Tuck School at Dartmouth College and an MA in History from Christ’s College at the University of Cambridge.

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Ms. Robertson earned a Bachelor’s degree in Economics from Northwestern University and a Master’s degree in Finance and Marketing from DePaul University.

Mustafa Sagun, Ph.D., CFA. Dr. Sagun is chief investment officer for the equities group of PGI. He is responsible for overseeing portfolio management and research for all international, domestic and global equities strategies. Dr. Sagun also oversees asset allocation and serves as lead manager for global equity portfolios. Dr. Sagun earned a Bachelor's degree in Electronics and Engineering from Bogazici University of Turkey. He earned an MA in International Economics from the University of South Florida and a Ph.D. in Finance. Dr. Sagun has earned the right to use the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Iowa.

Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Darrin Smith, CFA. Mr. Smith is a portfolio manager at PGI. He is a member of the high yield portfolio management team, with responsibility for high yield securities and leveraged loans. Mr. Smith joined the firm in 2007 and has 10 years experience as a high yield portfolio manager. He earned a Bachelor's degree in Economics from Iowa State University and an MBA from Drake University. Mr. Smith has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Iowa. He is a Fellow of the Life Management Institute (FLMI) and a member of the Life Officers' Management Association (LOMA).

Scott W. Smith. Mr. Smith, research analyst and portfolio manager, joined PGI in 1999. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within PGI. He earned a Bachelor’s degree in Finance from Iowa State University.

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Lisa A. Stange, CFA. Ms. Stange, portfolio manager and strategist, joined PGI in 1989. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Ms. Stange earned a Bachelor’s degree and an MBA from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick, CFA. Mr. Warrick joined PGI in 1990 and is a portfolio manager with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He earned a Bachelor’s degree in Accounting and Economics from Simpson College and an MBA in Finance from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal
Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal-REI’s address is 801
Grand Avenue, Des Moines, IA 50392.

As reflected in the list below, the day-to-day portfolio management, for some funds, is shared by multiple portfolio managers. In each such case, except where noted in the Management of the Funds section, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

Global Diversified Income	Simon Hedger	2008
	Chris Lepherd	2008
	Kelly D. Rush	2008
Global Real Estate Securities	Simon Hedger	2007
	Chris Lepherd	2007
	Kelly D. Rush	2007
Real Estate Securities	Kelly D. Rush	2000

Simon Hedger. As a portfolio manager, Mr. Hedger directs the global real estate investment trust (REIT) activity for Principal-REI, the dedicated real estate group of PGI. Mr. Hedger also serves as director, portfolio management for an affiliate advisor in London. He is head of a real estate investment team based in London and oversees the firm’s European real estate capability in real estate investment trusts (REITs) and listed property securities. Mr. Hedger earned an MBA from the University of New England and is an associate member of both the Royal Institute of Chartered Surveyors and of the Australian Property Institute. He is a U.K. qualified chartered surveyor (ARICS). Chris Lepherd. Mr. Lepherd serves as a Portfolio Manager for Principal-REI. He also serves as director, portfolio management at for an affiliate advisor in Australia and is a senior member of the firm’s property securities team. Mr. Lepherd earned a Bachelor of Business (Land Economy) from the University of Western Sydney and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. He is an Associate Member of the Australian Property Institute and Securities Institute.

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the real estate investment trust (REIT) activity for Principal - REI, the dedicated real estate group of PGI. He has been with the real estate investment area of the firm since 1987. He earned a Bachelor’s degree in Finance and an MBA in Business Administration from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor: Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of
PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is
4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two portfolio managers. In each such case, except where noted in the Management of the Funds section, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

Global Diversified Income	L. Phillip Jacoby	2008
	Bernard M. Sussman	2008
Preferred Securities	L. Phillip Jacoby	2002
	Bernard M. Sussman	2002

L. Phillip Jacoby. Mr. Jacoby, Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee, joined Spectrum in 1995. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman, Chief Investment Officer of Spectrum and Chair of its Investment Committee, joined Spectrum in 1995. He earned both a Bachelor’s degree in Industrial Relations and an MBA in Finance from Cornell University.

Sub-Advisor: T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group,
Inc., a financial services holding company, has over 70 years of investment management experience.
T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Ms. Dopkin serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, she is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the Fund.

	Day-to-day
Fund	Fund Management	Since

LargeCap Blend II	Anna M. Dopkin	2007
	Ann M. Holcomb	2009
LargeCap Growth I	Robert W. Sharps	2004

Anna M. Dopkin, CFA. Ms. Dopkin serves as Chairman of the Investment Advisory Committee for the Fund.

Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of U.S. Equity Research North America, and a member of the firm’s Equity Steering Committee. She joined T. Rowe Price in 1996. Ms. Dopkin earned a BS from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Ann M. Holcomb, CFA. Ms. Holcomb is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Trust Company. She is also a portfolio manager and quantitative analyst in the Quantitative Equity Group. Ms. Holcomb is a vice president and Investment Advisory Committee member of the Capital Opportunity Fund. She joined the firm in 1996. Ms. Holcomb earned a BA in Mathematics from Goucher College and an MS in Finance from Loyola College. She has also earned the right to use the Chartered Financial Analyst designation.

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Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the U.S. Equity Division and a member of the Equity Steering Committee. Mr. Sharps joined the firm in 1997. He earned a BS in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

Sub-Advisor: Turner Investment Partners, Inc. (“Turner”) was founded in 1990. Its address is 1205 Westlakes Drive,
Suite 100, Berwyn, PA 19312.

The day-to day portfolio management is shared by multiple portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

MidCap Growth III	Tara R. Hedlund	2006
	Christopher K. McHugh	2000
	Jason D. Schrotberger	2006

Tara R. Hedlund, CFA, CPA. Ms. Hedlund, Security Analyst/Portfolio Manager, Principal, joined Turner in 2000. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.

Christopher K. McHugh. Mr. McHugh, Vice President/Senior Portfolio Manager/Security Analyst, joined Turner in 1990. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph’s University.

Jason D. Schrotberger, CFA. Mr. Schrotberger, Security Analyst/Portfolio Manager, Principal, joined Turner in 2001. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at
One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS
AG.

The day-to-day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

SmallCap Growth II	Paul A. Graham, Jr.	2002
	David N. Wabnik	2002

Paul A. Graham, Jr., CFA. Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. Mr. Graham earned a BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

David N. Wabnik. Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. Mr. Wabnik earned a BS from Binghamton University and an MBA from Columbia Business School.

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Sub-Advisor: Van Kampen Asset Management (“Van Kampen”), 522 Fifth Avenue, New York, NY 10036, is an
indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company.
Van Kampen provides investment advice to a wide variety of individual, institutional, and investment company clients.

The day-to-day portfolio management is shared by multiple portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

California Municipal	Mark Paris	2008
	Robert J. Stryker	2008
Tax-Exempt Bond	Thomas M. Byron	1999
	Mark Paris	2008
	Robert J. Stryker	2008

Thomas M. Byron. Mr. Byron, Vice President, joined Van Kampen in 1981. Mr. Byron earned a BS from Marquette University and an MBA from Depaul University.

Mark Paris. Mr. Paris, Executive Director of Van Kampen, has been employed by Van Kampen as a Municipal Trader since August 2002. Mr. Paris earned his BBA in Finance & Investments from Baruch College, City University of New York.

Robert J. Stryker, CFA. Mr. Stryker, Vice President of Van Kampen, has been associated with Van Kampen in an investment management capacity since February 1994. Mr. Stryker earned a BS in Finance from the University of Illinois at Chicago. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute and CFA Society of Chicago.

Sub-Advisor: Westwood Management Corp. ("Westwood"), a New York corporation formed in 1983, is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company.
Westwood's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas
75201.

The day-to-day portfolio management is shared by a portfolio management team. The portfolio management team participates in regular meetings during which investment ideas are discussed. Investment decisions are made by majority agreement of the portfolio management team. The team members with the most significant responsibility for the Fund's assets are listed below; the list does not include all members of the investment team.

	Day-to-day
Fund	Fund Management	Since

LargeCap Value III	Susan M. Byrne	2008
	Mark R. Freeman	2008
	Scott D. Lawson	2008
	Jay K. Singhania	2008
	Kellie R. Stark	2008

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Susan M. Byrne. Ms. Byrne has served as Chairman and Chief Investment Officer since founding Westwood in 1983. She participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. She has authority to direct trading activity for the Fund. Ms. Byrne attended the University of California at Berkeley.

Mark R. Freeman, CFA. Mr. Freeman has served as Senior Vice President and Portfolio Manager for Westwood since 2006. He joined Westwood in 1999 and served as Vice President and Portfolio Manager from 2000 to 2006. Mr. Freeman participates in the investment decision process during the portfolio team meetings in which the team determines the stock selection and weights for the model portfolio. He has authority to direct trading activity for the Fund. Mr. Freeman earned a BA in Economics from Millsaps College and an MS in Economics from Louisiana State University. Mr. Freeman has earned the right to use the Chartered Financial Analyst designation.

Scott D. Lawson, CFA. Mr. Lawson has served as Vice President and Senior Research Analyst since joining Westwood in 2003. Mr. Lawson participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. He has authority to direct trading activity for the Fund. Mr. Lawson earned a BS in Economics from Texas Christian University and an MBA from St. Louis University. Mr. Lawson has earned the right to use the Chartered Financial Analyst designation.

Jay K. Singhania, CFA. Mr. Singhania has served as Vice President and Research Analyst for Westwood since 2004. Prior to this appointment, Mr. Singhania served as Assistant Vice President and Research Analyst for Westwood from 2002 to 2004. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. He has authority to direct trading activity on the Fund. Mr. Singhania earned a BBA in Finance from the University of Texas at Austin and participated in its MBA Undergraduate Financial Analyst Program, specializing in the Energy sector. Mr. Singhania has earned the right to use the Chartered Financial Analyst designation.

Kellie R. Stark, CFA. Ms. Stark has served as Senior Vice President for Westwood since 2004. Prior to this appointment, she served as Vice President and Associate Portfolio Manager for Westwood from 1997 to 2004. She joined Westwood in 1992. Ms. Stark participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. She has authority to direct trading activity for the Fund. Ms. Stark earned a BS in Finance and an MBA with an emphasis in Accounting from the University of Colorado at Boulder. Ms. Stark has earned the right to use the Chartered Financial Analyst designation.

The Sub-Sub-Advisor

Principal Global Investors, LLC (“‘PGI”) has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum (“‘Spectrum”), which serves as sub-sub-advisor.

See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers for the Bond & Mortgage Securities Fund.

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Fees Paid to Principal

The Fund pays Principal a fee for its services, which includes the fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2008 was:

Bond & Mortgage Securities Fund	0.51%	MidCap Value Fund II	1.00%
California Municipal Fund	0.50%	Money Market Fund	0.38%
Disciplined LargeCap Blend Fund	0.57%	Mortgage Securities Fund	0.50%
Diversified International Fund	0.87%	Preferred Securities Fund	0.73%
Equity Income Fund	0.51%	Principal LifeTime 2010 Fund	0.1225%(2)
Global Diversified Income Fund	N/A (1)	Principal LifeTime 2020 Fund	0.1225%(2)
Global Real Estate Securities Fund	0.90%	Principal LifeTime 2030 Fund	0.1225%(2)
Government & High Quality bond Fund	0.40%	Principal LifeTime 2040 Fund	0.1225%(2)
High Yield Fund	0.52%	Principal LifeTime 2050 Fund	0.1225%(2)
Income Fund	0.50%	Principal LifeTime Strategic Income Fund	0.1225%(2)
Inflation Protection Fund	0.40%	Real Estate Securities Fund	0.83%
International Emerging Markets Fund	1.19%	SAM Balanced Portfolio	0.32%
International Growth Fund	0.97%	SAM Conservative Balanced Portfolio	0.32%
LargeCap Blend Fund I	0.44%	SAM Conservative Growth Portfolio	0.32%
LargeCap Blend Fund II	0.74%	SAM Flexible Income Portfolio	0.32%
LargeCap Growth Fund	0.62%	SAM Strategic Growth Portfolio	0.32%
LargeCap Growth Fund I	0.73%	Short-Term Bond Fund	0.40%
LargeCap Growth Fund II	0.93%	Short-Term Income Fund	0.47%
LargeCap S&P 500 Index Fund	0.15%	SmallCap Blend Fund	0.75%
LargeCap Value Fund	0.44%	SmallCap Growth Fund	0.75%
LargeCap Value Fund III	0.77%	SmallCap Growth Fund II	1.00%
MidCap Blend Fund	0.64%	SmallCap Value Fund	0.75%
MidCap Growth Fund III	0.99%	Tax-Exempt Bond Fund	0.50%
MidCap Stock Fund	0.75%	Ultra Short Bond Fund	0.40%(3)
MidCap Value Fund I	0.99%	West Coast Equity Fund	0.51%

(1)	The Fund commenced operations on December 15, 2008. The management fee schedule is as follows: 0.80% on the first $500 million, 0.78% on the next $500 million, 0.76% on the next $500 million, 0.75% on the next $500 million, 0.73% on the next $1.0 billion, and 0.70% on assets over $3.0 billion.
(2)	Effective July 1, 2009, the management fee will be reduced to 0.03%.
(3)	Effective January 1, 2009, the Fund’s management fees were reduced to 0.38%.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2008 and in the annual report to shareholders for the fiscal year ended October 31, 2008.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

  hire one or more Sub-Advisors;
  change Sub-Advisors; and
  reallocate management fees between itself and Sub-Advisors.

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Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, only the California Municipal, Inflation Protection, LargeCap Blend I, LargeCap Blend II, LargeCap Growth I, LargeCap Growth II, LargeCap Value III, MidCap Growth III, MidCap Value I, MidCap Value II, SmallCap Growth II, and Tax Exempt Bond Funds intend to rely on the order.

PURCHASE OF FUND SHARES

Shares of the Funds are generally purchased through persons employed by or affiliated with broker/dealer firms (“‘Financial Professionals”). Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting www.PrincipalFunds.com to obtain the appropriate forms.

An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/ or education expenses. Prospective shareholders should consult with their Financial Professional prior to making decisions about the account and type of investment that are appropriate for them. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange. Principal may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.

Making an Investment

Principal Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.

Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan (“‘AIP”) is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; Principal Funds asset allocation programs; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.

Payment. Payment for Fund shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.

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Your Financial Professional can help you buy shares of the Funds by mail, through bank wire, direct deposit, or AIP. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). Contact information for the Fund is as follows:

Mailing Addresses:

Regular Mail	Overnight Mail
Principal Funds	Principal Funds
P.O. Box 8024	30 Dan Road
Boston, MA 02266-8024	Canton, MA 02021-2809

Customer Service

You may speak with a Client Relations Specialist by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time.

Wire Instructions: To obtain ACH or wire instructions, please contact a Client Relations Specialist.

Direct Deposit

Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan (“AIP”)

Your Financial Professional can help you establish an AIP. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an AIP when you open your account. Minimum monthly purchase is $100 per Fund.

CHOOSING A SHARE CLASS

Your Financial Professional will help you choose the Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance and other factors. Your Financial Professional can also help you choose the share class that is appropriate for you. Financial Professionals may receive different compensation depending upon which class of shares you purchased. The sales charge for Class A shares may be reduced or eliminated for certain types of purchases or for purchases of sufficient size. Your Financial Professional can help you determine whether your investment qualifies for a reduced sales charge.

This prospectus offers three share classes: Class A, Class B, and Class C (not all funds offer Class B shares). Class B shares and Class C shares of the Money Market Fund may be purchased only by exchange from other Fund accounts in the same share class or by reinvestment of distributions made on such shares. Class B shares are not available to SIMPLE, SEP, SAR-SEP, non-qualified deferred compensation, payroll deductions or 403(b) plans that do not currently invest in the Fund’s Class B shares, nor to new participants in any such plans that invest in the Fund’s Class B shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of other Funds of the Principal Funds, but are available to new participants in plans that currently invest in Class C shares of the Fund. Highlights of each Fund’s share classes and information regarding sales charges and dealer reallowances are provided below.

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Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:

  the dollar amount you are investing,
  the amount of time you plan to hold the investment, and
  any plans to make additional investments in the Principal Funds.

Please consult with your Financial Professional before choosing the class of shares that is most appropriate for you. Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you.

Fund and share class selections must be made at the time of purchase. The Fund seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described below under “Purchases at a Reduced Initial Sales Charge”), are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J Shares in Principal Funds eligible for inclusion pursuant to Rights of Accumulation. If you are making an initial purchase of Principal Funds of $100,000 or more and have selected Class B shares, or $1,000,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Funds Class B share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $100,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Funds Class C share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.

CLASS A SHARES

Initial Sales Charge

  You generally pay a sales charge on an investment in Class A shares, which varies based on the amount invested and the Fund selected.
  If you invest $50,000 or more ($250,000 or more for the Ultra Short Bond Fund; $100,000 or more for the Global Diversified Income Fund), the sales charge is reduced.
  You might be eligible for a reduced sales charge. See “Sales Charge Waiver or Reduction (Class A shares).”
  Sales charges might be reduced under the Rights of Accumulation or Statement of Intent, as described below.

Sales Charge Waiver or Reduction (Class A shares)

Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

To receive a reduction in your Class A initial sales charge, you or your Financial Professional must let the Fund know at the time you purchase shares that you qualify for such a reduction. If you or your Financial Professional do not let the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. It may be necessary for you to provide information and records, such as account statements.

Purchase Without an Initial Sales Charge (Class A shares)

  No initial sales charge will apply to purchases of $1 million ($500,000 for the Global Diversified Income Fund) or more, although a 1.00% (0.75% for Global Diversified Income Fund; 0.50% for Short-Term Bond and Short-Term Income Funds; 0.25% for LargeCap S&P 500 Index and Ultra Short Bond Funds) contingent deferred sales charge may apply to redemptions made within 18 months after purchase.
  No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) or with proceeds of redemptions from Class B shares on which a CDSC was paid, or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.
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A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:
by its current and former Directors, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents), and trusts created by or primarily for the benefit of these individuals;
by the Premier Credit Union;
by non-ERISA clients of Principal Global Investors LLC;
by any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with Princor or the Distributor;
through a “wrap account” offered by Princor or through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with Princor or the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;
to fund non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;
by accounts established as a result of the conversion of Class R shares of the Fund;
by any investor who buys Class A shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. In addition, the CDSC generally applicable to redemptions of shares made within 18 months after purchase of $1 million ($500,000 for the Global Diversified Income Fund) or more will not be imposed on redemptions of shares purchased through such omnibus account where no sales charge payments were advanced for purchases made through these entities;
by current and retired Washington Mutual employees and their immediate family members, including children up to and including age 25;
by former Washington Mutual employees who establish IRAs involving assets from a Washington Mutual retirement or benefit plan, and subsequent investments into such accounts;
by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations; provided, however, that the third party administrator or other service provider the sponsor of the retirement or benefit plan employes utilizes a system for processing purchases of shares that will accommodate waiver of the Fund’s sales charge;
by individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) prior to the date the successor fund commenced operations;
by clients of registered investment advisors that have entered into arrangements with Princor or the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;
to qualified retirement plans where the plan’s R-1 or R-2 share investments were redesignated A share investments;
to qualified retirement plans where the plan’s investments in the Fund are part of an omnibus account or other qualified retirement plans with a total value of at least $500,000;
existing participants in Employer Sponsored Plans (as defined in Purchase at a Reduced Initial Sales Charge (Class A Shares)) that had at least $1 million in Principal Funds as of January 12, 2007 can purchase Class A shares at net asset value for the duration of that account; and
new participants in such Employer Sponsored Plans that had at least $2.8 million in Principal Funds as of January 12, 2007 can purchase Class A shares within the plan at net asset value provided the participant notes that he or she meets this qualification on the participant’s initial application to purchase shares.

Principal Funds, Inc.	CHOOSING A SHARE CLASS	183
www.principalfunds.com

Purchase at a Reduced Initial Sales Charge (Class A Shares)

1)	Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children, the children of your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B,C and J shares of Principal Funds owned by such persons, to determine the applicable sales charge. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Funds shares. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

2)	Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C and J shares of Principal Investors Fund owned by such persons. Purchases of Class A shares of Money Market Fund are not included. The sales charge is based on the total amount to be invested in a 13 month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.

3)	The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $500,000 or more in such accounts and to all purchases of the Global Diversified Income, LargeCap S&P 500 Index, Short-Term Bond, Short-Term Income, and Ultra Short Bond Fund shares.

4)	Employer Sponsored Plans. The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, payroll deduction or 403(b) plan (“Employer Sponsored Plan”) established prior to March 1, 2002 with Principal Management Corporation as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Global Diversified Income, LargeCap S&P 500 Index, Short-Term Bond, Short-Term Income, and Ultra Short Bond Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who become participants on or before July 28, 2007.

Purchase of Class A Shares. The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge (except for the Money Market Fund) as shown in the tables below. The right-hand column in each table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plan and Additional Information Regarding Intermediary Compensation.”

184	CHOOSING A SHARE CLASS	Principal Funds, Inc.
1-800-222-5852

There is no sales charge on purchases of Class A shares of the Money Market Fund or on purchases of Class A shares of the other funds if the purchase is made within 60 days of the redemption of Class A or B shares of the Fund or described in “Redemption of Fund Shares” provided the shareholder notifies the Fund that the purchase proceeds are from the redemption of Class A shares. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicted below.

Class A Sales Charges

     Bond & Mortgage Securities, California Municipal, SAM Flexible Income Portfolio, Government & High Quality Bond, High Yield, Income, Inflation Protection, Preferred Securities, Principal LifeTime Strategic Income, Tax-Exempt Bond I and Mortgage Securities Funds(1)

Sales Charge as % of:

	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%(2)

Global Diversified Income

	Sales Charge as % of:

	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $100,000	3.75%	3.90%	3.25%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more	0.00%	0.00%	0.00%(3)

Short-Term Bond and Short-Term Income Funds

	Sales Charge as % of:

	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $50,000	2.50%	2.56%	2.00%
$50,000 but less than $100,000	2.00%	2.04%	1.50%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 but less than $500,000	1.25%	1.27%	1.00%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 or more	0.00%	0.00%	0.00%(4)

Principal Funds, Inc.	CHOOSING A SHARE CLASS	185
www.principalfunds.com

LargeCap S&P 500 Index Fund

	Sales Charge as % of:

	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $50,000	1.50%	1.52%	1.25%
$50,000 but less than $100,000	1.25%	1.27%	1.00%
$100,000 but less than $250,000	1.00%	1.01%	0.75%
$250,000 but less than $500,000	0.75%	0.76%	0.50%
$500,000 but less than $1,000,000	0.50%	0.50%	0.25%
$1,000,000 or more	0.00%	0.00%	0.25%

Ultra Short Bond Fund

	Sales Charge as % of:

	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $250,000	1.00%	1.01%	0.75%
$250,000 but less than $500,000	0.75%	0.76%	0.50%
$500,000 but less than $1,000,000	0.50%	0.50%	0.25%
$1,000,000 or more	0.00%	0.00%	0.25%

All other Funds (except Money Market Fund)

	Sales Charge as % of:

	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%(2)

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.
(2)	The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on the next $2 million, 0.35% on the next $5 million, and 0.25% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.
(3)	The Distributor may pay authorized dealers commissions on purchases of Class A shares over $500,000 calculated as follows: 0.75% on purchases between $500,000 and $3 million, 0.50% on the next $2 million, 0.35% on the next $5 million, and 0.25% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.
(4)	The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 0.50% on purchases between $1 million and $3 million, 0.25% on the next $2 million, 0.15% on the next $5 million, and 0.10% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.

186	CHOOSING A SHARE CLASS	Principal Funds, Inc.
1-800-222-5852

Contingent Deferred Sales Charge (“CDSC”) on Class A Shares. Class A shares purchased in amounts of $1 million ($500,000 for the Global Diversified Income Fund) or more (other than shares of the Money Market Fund) are generally subject to a CDSC of 1.00% (0.75% for the Global Diversified Income Fund; 0.50% for the Short-Term Bond and Short-Term Income Fund; 0.25% for the LargeCap S&P 500 Index and Ultra Short Bond Funds) if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% (0.75% for the Global Diversified Income Fund) of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under “CDSC Calculation and Waivers.”

Pricing and Sales Charge information is available, free of charge, on our website at www.principalfunds.com.

CLASS B SHARES

Class B shares may not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors to purchase Class A shares. Class B shares of the Money Market Fund may be purchased only by exchange from Class B shares of other Funds and by reinvestment of distributions in Class B shares.

The Fund seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described above under “Purchases at a Reduced Initial Sales Charge”) are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J shares. The Fund will consider initial purchases of $100,000 or more, and subsequent purchases that would result in an investment of $100,000 or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class B shares are not available to SIMPLE, SEP, SAR-SEP, non-qualified deferred compensation, payroll deductions or 403(b) plans that do not currently invest in the Fund’s Class B shares, nor to new participants in any such plans that invest in the Fund’s Class B shares.

The offering price for Class B shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge. A CDSC of up to 5.00% may apply depending on the Fund and time in the investment (see schedule below).

  Shares purchased through reinvestment of dividends and capital gain distributions are not subject to a CDSC.
  There is no CDSC on redemptions of Class B shares held for 5 full years or longer.
  Class B shares have higher annual expenses than Class A shares because they are subject to distribution fees for the first eight years.
  After the eighth year, Class B shares convert automatically to Class A shares of the same Fund, typically without income tax impact.

Within 60 days after a redemption of Class B shares, the proceeds may be reinvested in Class A shares at NAV, if a CDSC was paid. It is the responsibility of the shareholder to notify the Fund at the time of reinvestment if the purchase proceeds are from a redemption of Class B shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class B shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.)

The Distributor currently pays authorized dealers commissions of up to 4.00% of the price of Class B shares sold by them.

Principal Funds, Inc.	CHOOSING A SHARE CLASS	187
www.principalfunds.com

Contingent Deferred Sales Charge (“CDSC”) on Class B Shares. Each new and subsequent purchase of Class B shares may be subject to a CDSC based upon the schedule below.

A CDSC may be applied to Class B shares of all Funds according to the following schedule:

Year of Redemption	Contingent Deferred
After Purchase	Sales Charge(1)

First	5.00%
Second	5.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth and following	0.00%

(1) Shares purchased on or before January 12, 2007 may be subject to different CDSC schedules as described in the SAI.

Pricing and Sales Charge information is available, free of charge, on our website at www.principalfunds.com.

CLASS C SHARES

Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intent, to purchase Class A shares. Class C shares of the Money Market Fund may be purchased only by exchange from Class C shares of other Principal Funds and by reinvestment of distributions made on Class C shares.

The Fund seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in Principal Funds eligible for inclusion pursuant to Rights of Accumulation. The Funds will consider initial purchases of $1 million or more, and subsequent purchases that would result in an investment of $1 million or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of the Fund, but are available to new participants in plans that currently invest in Class C shares of the Fund.

The offering price for Class C shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.

  A CDSC of 1.00% may apply if redeemed during the first 12 months after purchase. Unlike Class B shares, Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.
  Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.

Within 60 days after redemption of Class C shares, the proceeds may be reinvested in other Class C shares at NAV. It is the responsibility of the shareholder to notify the Fund at the time of reinvestment if the purchase proceeds are from redemption of Class C shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class C shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.

The Distributor currently pays authorized dealers commissions of up to 1.00% of the amount invested in Class C shares.

Contingent Deferred Sales Charge (“CDSC”) on Class C Shares. Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. The CDSC may be waived for redemptions of Class C shares as described under “CDSC Calculation and Waivers.”

Pricing and Sales Charge information is available, free of charge, on our website at www.principalfunds.com.

188	CHOOSING A SHARE CLASS	Principal Funds, Inc.
1-800-222-5852

CDSC CALCULATION AND WAIVERS

The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. For Class B shares issued in connection with the WM Reorganization, the CDSC is based on the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

If you sell some but not all of the shares in your account, the shares not subject to a sales charge will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.

The CDSC is waived on shares which are sold:

  within 90 days after an account is re-registered due to a shareholder’s death;
  due to the shareholder’s disability, as defined in the Internal Revenue Code provided the shares were purchased prior to the disability;
  from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
  to pay surrender charges;
  to pay retirement plan fees;
  involuntarily from small balance accounts;
  from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k), or 415 of the Internal Revenue Code; or
  from retirement plans to satisfy excess contribution rules under the Internal Revenue Code.

The CDSC is also waived on redemptions of Class B shares from Predecessor Fund accounts opened prior to April 1, 2002 made in connection with distributions from IRAs or other retirement accounts to shareholders over age 59 1/2. This CDSC waiver does not apply to a transfer of assets.

NOTE: To have your CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

REDEMPTION OF FUND SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however; you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.

* a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:

  lump sum of the entire interest in the account,
  partial interest in the account, or
  periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.

Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Sale of shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Principal Funds, Inc.	CDSC CALCULATION AND WAIVERS	189
www.principalfunds.com

Generally, sales proceeds checks are:

  payable to all owners on the account (as shown in the account registration) and mailed to the address on the account (if not changed within last 15 days) or previously authorized bank account.

For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:

  when an owner has died
  for certain employee benefit plans; or
  owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Principal Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class A shares without a sales charge if the shares that were sold were Class A shares, or were Class B shares on which a CDSC was paid or on which the CDSC was waived in connection with a Required Minimum Distribution, involuntary redemption, or due to the death of the shareholder. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares; shares purchased by redemption proceeds are not subject to the twelve month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Sell shares by mail

Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. Specify the Fund(s) and account number.
Specify the number of shares or the dollar amount to be sold.
A Medallion Signature Guarantee* will be required if the:
sell order is for more than $100,000;
check is being sent to an address other than the account address;
wire or ACH is being sent to a shareholder’s U.S. bank account not previously authorized;
account address has been changed within 15 days of the sell order; or
check is payable to a party other than the account shareholder(s), Principal Life, or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
* If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

190	REDEMPTION OF FUND SHARES	Principal Funds, Inc.
1-800-222-5852

Sell shares in amounts of $100,000 or less by telephone

  The request may be made by a shareholder or by the shareholder’s Financial Professional.
  The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
  The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
  If our phone lines are busy, you may need to send in a written sell order.
  To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
  Telephone redemption privileges are NOT available for Principal Funds 403(b) plans, inherited IRAs, and certain employer sponsored benefit plans.
  If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.

Sell shares by checkwriting (Class A shares of Money Market Fund only)

  Checkwriting must be elected on initial application or by written request to Principal Funds. Such election continues in effect until the Fund receives written notice revoking or changing the election.
  The Fund can only sell shares after your check making the Fund investment has cleared your bank.
  Checks must be written for at least $250. The Fund reserves the right to increase the minimum check amount.
  The rules of the bank on which the checks are drawn concerning checking accounts apply.
  If the account does not have sufficient funds to cover the check, it is marked “Insufficient Funds” and returned (the Fund may revoke checkwriting on accounts on which “Insufficient Funds” checks are drawn).
  Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by the bank).
  Checkwriting is available only for non-qualified accounts.
  Neither the Fund, the bank nor Principal shall incur any liability for honoring the checks, selling shares to pay checks, or for returning checks unpaid.
  Checkwriting may be converted to a point-of-purchase debit from your account. This only applies if such service is available at the business with which you are doing business.

Systematic withdrawal plans

You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:

  sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code), pay insurance or annuity premiums or deposits to Principal Life (call us for details), and provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a systematic withdrawal plan by:

  completing the applicable section of the application, or
  sending us your written instructions, or
  completing a Systematic Withdrawal Plan Request form (available on www.PrincipalFunds.com), or calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:

  you instruct us to stop or
  your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account.

The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Principal Funds, Inc.	REDEMPTION OF FUND SHARES	191
www.principalfunds.com

Excessive Trading fee (other than Money Market and Ultra Short Bond Funds). An excessive trading fee may apply to redemptions made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the “Frequent Purchases and Redemption” section.

EXCHANGE OF FUND SHARES

Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Funds (except Money Market). The Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

Exchanges from Money Market Fund

Class A shares of Money Market Fund may be exchanged into:

Class A shares of other Funds.
If Money Market Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
If Money Market Fund shares were acquired by (1) exchange from other Funds, (2) conversion of Class B shares, or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
Class B or Class C shares of other Funds – subject to the applicable CDSC.

You may exchange shares by:

  sending a written request to Principal Funds, P.O. Box 8024, Boston, MA 02266-8024,
  via the Internet at www.PrincipalFunds.com, or
  calling us, if you have telephone privileges on the account.

Automatic Exchange Election

This election authorizes an exchange from one fund of Principal Funds to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

  completing the Automatic Exchange Election section of the application, calling us if telephone privileges apply to the account from which the exchange is to be made, or sending us your written instructions.
  completing an Automatic Exchange Election form (available on www.principalfunds.com)

Your automatic exchange continues until:

  you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
  your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General

  An exchange by any joint owner is binding on all joint owners.
  If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
  All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
  You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
  For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE
  (generally 3 p.m. Central Time).

192	EXCHANGE OF FUND SHARES	Principal Funds, Inc.
1-800-222-5852

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

  accounts with identical ownership,
  an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership, a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account, or a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Excessive Trading fee (other than Money Market and Ultra Short Bond Funds). An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

Disrupt the management of the Funds by:
forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
causing unplanned portfolio turnover;
Hurt the portfolio performance of the Funds; and
Increase expenses of the Funds due to:
increased broker-dealer commissions and
increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

Principal Funds, Inc.	FREQUENT PURCHASES AND REDEMPTIONS	193
www.principalfunds.com

Currently the Funds, except the Money Market and Ultra Short Bond Funds, impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund’s Class A, B, and C shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); to satisfy minimum distribution rules imposed by the Internal Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

If an intermediary, such as a retirement plan or recordkeeper, is unwilling to impose the Fund’s excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund’s excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary’s omnibus account if, in Fund management’s opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund’s portfolio. The Fund will monitor net purchases and redemptions in any such omnibus account in an effort to identify trading activity that might adversely impact the management of the Fund’s portfolio and, if such excessive trading is identified, will require the intermediary to prohibit ongoing excessive trading by the underlying beneficial owner or owners whose transactions are determined to be excessive.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:

  Increasing the excessive trading fee to 2%,
  Increasing the excessive trading fee period from 30 days to as much as 90 days,
  Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
  Limiting the number of permissible exchanges available to shareholders identified as “excessive traders,”
  Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
  Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order at our transaction processing center in Canton, Massachusetts. To process your purchase order on the day we receive it, we must receive the order (with complete information):

  on a day that the NYSE is open and
  prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

194	PRICING OF FUND SHARES	Principal Funds, Inc.
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If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all Funds, except the Money Market Fund, the share price is calculated by:

  taking the current market value of the total assets of the Fund subtracting liabilities of the Fund
  dividing the remainder proportionately into the classes of the Fund subtracting the liability of each class
  dividing the remainder by the total number of shares outstanding for that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

  If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
  A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s Net Asset Value (“NAV”) are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE.
  Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.
  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.
  Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Principal Funds, Inc.	PRICING OF FUND SHARES	195
www.principalfunds.com

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

  The Bond & Mortgage Securities, California Municipal, Global Diversified Income, Government & High Quality Bond, High Yield, Income, Inflation Protection, Mortgage Securities, Short-Term Bond, Short-Term Income, Tax- Exempt Bond, and Ultra Short Bond Funds declare dividends of their daily net investment income each day their shares are priced. The Funds pay out their accumulated declared dividends monthly.
  The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day).
  The Preferred Securities Fund pays its net investment income monthly.
  The Equity Income, Global Real Estate Securities, and Real Estate Securities Funds and the SAM Flexible Income, SAM Conservative Balanced, and SAM Balanced Portfolios each pay their net investment income quarterly in March, June, September, and December.
  The other Funds pay their net investment income annually in December.

For more details on the payment schedule, go to www.principalfunds.com.

The Tax Exempt Bond Fund I intends to distribute income that is exempt from federal income tax but may be subject to state and local income tax. Because the Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or other income taxes, it may make distributions of income that are not exempt from federal and other income tax. Any capital gains distributed by the Fund may be taxable.

Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

  invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
  paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

196	DIVIDENDS AND DISTRIBUTIONS	Principal Funds, Inc.
1-800-222-5852

NOTES:

  A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.
  Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.
  For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

TAX CONSIDERATIONS

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2011, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

Principal Funds, Inc.	TAX CONSIDERATIONS	197
www.principalfunds.com

Additional Considerations for Shareholders of the California Municipal, and Tax-Exempt Bond I (“Municipal Funds”). Distributions designated as “exempt-interest dividends” by any of the Municipal Funds are generally not subject to federal income tax. However, if you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in one of these Funds may have on the federal taxation of your benefits. In addition, an investment in one of these Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. Each of the Municipal Funds may invest a portion of its assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by these Funds will be taxable as described above.

Additional Considerations for Shareholders of the California Municipal Fund. A portion of the dividends paid by the California Municipal Fund may be exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California state tax treatment of investments in this Fund.

The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

Distribution and/or Service (12b-1) Fees

Principal Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for each of the Class A, Class B, and Class C shares of Principal Funds. Under the 12b-1 Plans, except as noted below, each Fund makes payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

The maximum annual Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders under each 12b-1 plan (as a percentage of average daily net assets) is:

Share Class	Maximum Annualized Rate 12b-1 Fee

Class A(1)	0.25% (0.15% for LargeCap S&P 500 Index and Short-Term Bond Short-Term Income Funds)
Class B	1.00%
Class C(2)	1.00%

(1)	Class A shares of the Money Market and Ultra Short Bond Funds are not subject to Rule 12b-1 fees.
(2)	Class C Shares of the Ultra Short Bond Fund are not subject to Rule 12b-1 fees.

Generally, to receive service fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class B and C shares, generally these fees are not paid until such shares have been held for twelve months.

The Distributor generally uses Rule 12b-1 fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders of the share class. In addition to shareholder services, examples of such distribution related expenses include compensation to salespeople, including ongoing commissions payments for class C shares, and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plans if the Board directs the closure of a fund.

198	DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	Principal Funds, Inc.
1-800-222-5852

Commissions, Finders' Fees, and Ongoing Payments

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to intermediaries selling Class A shares. The Distributor may pay these intermediaries a finders' fee of up to 1.00% on purchases of $1,000,000 or more, excluding purchases by qualified retirement plans in omnibus accounts which are not subject to initial sales charges. See immediately below for details. See "Choosing a Share Class" for more details. Additionally, as noted above, the Distributor generally makes ongoing payments to your intermediary for services provided to you at an annual rate of up to 0.25% of average net assets attributable to your investment in Class A shares.

The Distributor may pay intermediaries a finders' fee on initial investments by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges, provided the selling intermediary notifies the Distributor within 90 days of the initial purchase that the transaction is eligible for the payment of a finders' fee. The finders' fee on initial investments of $500,000 to $3,000,000 may be in an amount of up to 1% of the initial purchase. Initial investments by qualified retirement plans in omnibus accounts over $3,000,000 may be eligible for a finders' fee in accordance with the schedule determined by the Distributor but shall not be paid a fee greater than 1.00% of the initial amount. Initial investments include transfers, rollovers and other lump sum purchases, excluding ongoing systematic investments, made within 90 days of the initial funding of the account. The dealer shall, upon request by the Distributor provided within 90 days of the triggering event, refund the finders' fee to the Distributor if assets are liquidated within 12 months of the initial purchase or trading restrictions are placed on the account in accordance with the Funds' frequent trading policy.

In the case of Class B shares, the Distributor will pay, at the time of your purchase, a commission to your intermediary in an amount equal to 4.00% of your investment. Additionally, as noted above, the Distributor generally makes ongoing payments to your intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class B shares.

In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your intermediary in an amount equal to 1.00% of your investment. Additionally, as noted above, the Distributor generally makes ongoing payments to your intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

Additional Payments to Intermediaries

In addition to, rather than in lieu of, payments for distribution-related expenses and for providing services to shareholders pursuant to 12b-1 plans and fees the Fund pays to its transfer agent, the transfer agent or one of its affiliates, on behalf of a Fund, may enter into agreements with intermediaries pursuant to which the Fund will pay an intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shares serviced by an intermediary and/or (2) a fixed dollar amount for each account serviced by an intermediary.

The Distributor or its affiliates may pay out of their past profits or other resources amounts to intermediaries that support the sale of shares of the Fund or provide services to Fund shareholders. The amount of these payments may create an incentive for the intermediary or its Financial Professionals to recommend or sell shares of the Fund to you. These payments are not reflected in the fees and expenses listed in this prospectus because they are not paid by the Fund.

These additional payments are negotiated and may be based on such factors as the number or value of shares the intermediary sells or may sell; the value of client assets invested; the number of client accounts; or the type and nature of services or support furnished by the intermediary. These payments may be in addition to payments of Rule 12b-1 fees and/or other payments listed above made by a Fund. In connection with these payments, the intermediary may elevate the prominence or profile of the Fund within the intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways with in the intermediary's organization.

Although the additional payments made to an intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year's sales of Fund shares by that intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that intermediary over the year.

Principal Funds, Inc.	DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	199
www.principalfunds.com

APF Fees

Principal also offers revenue sharing payments related to SAM Portfolio shares purchased prior to March 1, 2006, referred to as "Advisor Paid Fees," to all intermediaries with active selling agreements with the Distributor. The Advisor Paid Fees are paid at an annual rate of up to 0.50% of the average net assets of Class A shares of the Portfolios serviced by such intermediaries and an annual rate of up to 0.125% of the average net assets of Class C shares purchased prior to March 1, 2006, of the Portfolios serviced by such intermediaries. These payments are made from Principal's profits and may be passed on to your Financial Professional at the discretion of his or her intermediary firm. These payments may have created an incentive for the intermediaries and/or Financial Professionals to recommend or offer shares of the Portfolios over other investment alternatives.

Expense Reimbursement

Additionally, the Distributor and its affiliates will, in some cases, provide payments to reimburse directly or indirectly the costs incurred by intermediaries and their associated Financial Professionals in connection with educational seminars and training and marketing efforts related to the Funds for the intermediaries' employees and representatives and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses.

Additional Information

If one mutual fund sponsor makes greater payments than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial Professional for information about any payments he or she or the intermediary receives from the Distributor, its affiliates or the Fund and any services provided.

As of January 1, 2009, the Distributor anticipates that intermediaries that will receive additional payments as described in the additional payments section above (other than: Rule 12b-1 Fees; Commissions, Finder's Fees and Ongoing Payments; APF Fees; and Expense Reimbursement) include, but are not limited to, the following:

Acsensus	Merrill Lynch
Advantage Capital Corporation	MidAtlantic Capital
AG Edwards & Sons	Morgan Keegan
AIG Financial Advisors	Morgan Stanley
AIG SunAmerica	MSCS Financial Services
Alerus Retirement Solutions	Mutual Service Corp
American Century Investments	National Financial Services
American General Life Insurance	National Planning Corp.
Ameriprise	Nationwide
Associated Financial Group	Newport Retirement Plan Services
Associated Securities	Next Financial
AST Trust Company	NFP Securities
Bank of America Securities	North Ridge Securities
Bear Stearns	Northeast Retirement Services
Benefit Plan Administrators	Northwestern Mutual
Cadaret Grant	NRP Financial
Charles Schwab & Co.	Pershing
Charles Schwab Trust Company	Plan Administrators, Inc.
Citigroup Global Markets	Principal Global Investors
Citigroup/Smith Barney	Principal Life Insurance Company
Commonwealth Financial Network	Principal Life Trust Company
CompuSys	ProEquities

200	DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	Principal Funds, Inc.
1-800-222-5852

CPI	Prudential
Daily Access Corporation	Raymond James
Digitial Retirement Solutions	RBC Capital Markets
Edward Jones	RBC Dain Rauscher
ePlan Services	Reliance Trust Company
Expert Plan	Robert W. Baird & Co.
Farmers Financial	Royal Alliance Associates
Fidelity Brokerage Services	Saxony Securities
Financial Network Investment Corp	Scottrade
First Allied Securities	Securian Financial Services
First American Bank	Securities America
First Clearing	SII Investments
Foothill Securities	Southwest Securities
FSC Securities	Standard Retirement Services
G.A. Repple	Stifel Nicolaus & Company
Geneos Wealth Management	TD Ameritrade
Genesis Employee Benefit	Texas Pension Consultants
GPC Securities, Inc.	The Investment Center
Gunn Allen Financial	Thrivent Financial
GWFS Equities	Thrivent Investment Management
H. Beck, Inc.	TransAm Securities
Howe Barnes Investment	Triad Advisors
ICMA-Retirement Corp.	TruSource
ING Financial Partners	U.S. Wealth Advisors
Investacorp	UBS Financial Services
J.W. Cole Financial	Unison
James T. Borello & Co.	VSR Financial Services
Janney Montgomery Scott	Wachovia
JP Morgan	WaMu Investments
July Business Services	Waterstone Financial Group
Key Investments	Wedbush Morgan Securities
Lincoln Financial	Wells Fargo
Lincoln Investment Planning	Willmington Trust Company
LPL	Workman Securities
Mercer HR Services	WRP Investments

To obtain a current list of such firms, call 1-800-222-5852.

Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.

Your intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the intermediary. You should ask your Financial Professional for information about any fees and/or commissions that are charged.

Principal Funds, Inc.	DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	201
www.principalfunds.com

Transfer Agency and Retirement Plan Services. Principal Shareholder Services, Inc. acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.

Many fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/or related recordkeeping services. Retirement plans may also hold fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to financial intermediaries and plan recordkeepers for sub-transfer agency and recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Financial Professionals to recommend one fund complex over another or one class of shares over another.

FUND ACCOUNT INFORMATION

Procedures for Opening an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.

Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account.

Orders Placed by Intermediaries

Principal Funds may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next net asset value per share it computes after your intermediary or sub-designee received your order.

Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.

Statements

You will receive quarterly statements for the Funds you own. The quarterly statements provide the number and value of shares you own, transactions during the period, dividends declared or paid, and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell, or exchange shares in Principal Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information – what you bought or sold, the amount of the transaction, and other important information.

202	FUND ACCOUNT INFORMATION	Principal Funds, Inc.
1-800-222-5852

Certain purchases and sales are only included on your quarterly statement. These include accounts:

when the only activity during the quarter:
is purchase of shares from reinvested dividends and/or capital gains, are purchases under an Automatic Investment Plan,
are sales under a systematic withdrawal plan,
are purchases or sales under an automatic exchange election, or conversion of Class B shares into Class A shares;
used to fund certain individual retirement or individual pension plans; or
established under a payroll deduction plan.

If you need information about your account(s) at other times, you may call us at 1-800-222-5852 or access your account on the internet.

Signature Guarantees

Certain transactions require a Medallion Signature Guarantee, unless specifically waived by the Fund’s transfer agent. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm which participates in a Medallion program recognized by the Securities Transfer Association. A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:

  if you sell more than $100,000 (in the aggregate) from the Funds;
  if a sales proceeds check is payable to other than the account shareholder(s), Principal Life, or Principal Bank;
  to change ownership of an account;
  to add wire or ACH redemption privileges to a U.S. bank account not previously authorized if there is not a common owner between the bank account and mutual fund account;
  to change bank account information designated under an existing telephone withdrawal plan if there is not a common owner between the bank account and mutual fund account;
  to exchange or transfer among accounts with different ownership; and
  to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 15 days.

Special Plans

The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, systematic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the sales charge or contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

Minimum Account Balance

Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of $1,000 or less. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

Telephone and Internet Instructions

The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a password (Personal Identification Number) for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.), and sending written confirmation to the shareholder’s address of record.

Principal Funds, Inc.	FUND ACCOUNT INFORMATION	203
www.principalfunds.com

If you elect telephone privileges, instructions regarding your account(s) may be given to us via the telephone or internet. Your instructions:

  may be given by calling us at 1-800-222-5852 between 7 a.m. and 7 p.m. Central Time on any day that the NYSE is open;
  may be given by accessing our website (for security purposes you need a user name and password to use any of the internet services, including viewing your account information on-line. If you don’t have a user name or password, you may obtain one at our website). Note: only certain transactions are available on-line.
  must be received in good order at our transaction processing center in Canton, Massachusetts, in their entirety, by us before the close of the NYSE (generally 3:00 p.m. Central Time) to be effective the day of your request;
  are effective the next business day if not received until after the close of the NYSE; and
  may be given to your Financial Professional who will in turn contact us with your instructions (Princor registered representatives may only convey your specific instructions to the Funds’ transfer agent; they may not be granted investment discretion).

NOTE: Instructions received from one owner are binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

Householding

To avoid sending duplicate copies of materials to households, only one copy of each prospectus, annual and semi-annual report to shareholders will be mailed to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Principal Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Principal Funds at 1-800-222-5852. You may notify the Principal Funds in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

Multiple Translations

This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Transactions through Financial Institutions/Professionals

Financial institutions and dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institutions or dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your financial institution or dealer will provide you with specific information about any processing or service fees you will be charged.

Financial Statements

Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Funds, Inc. Annual Report to Shareholders for the fiscal year ended October 31, 2008, which is available upon request, and incorporated by reference into the SAI.

To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

204	PORTFOLIO HOLDINGS INFORMATION	Principal Funds, Inc.
1-800-222-5852

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

BOND & MORTGAGE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$ 10.50	$ 10.67	$ 10.63	$ 10.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .50	0 .53	0 .47	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(2 .00)	(0 .17)	0 .04	(0 .27)

Total From Investment Operations	(1 .50)	0 .36	0 .51	(0 .12)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .48)	(0 .53)	(0 .47)	(0 .15)

Total Dividends and Distributions	(0 .48)	(0 .53)	(0 .47)	(0 .15)

Net Asset Value, End of Period	$ 8.52	$ 10.50	$ 10.67	$ 10.63

Total Return(c)	(14 .83)%	3 .42%	4 .93%	(1 .09)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 116,109	$ 162,637	$ 168,767	$ 172,274
Ratio of Expenses to Average Net Assets(e)	0 .94%	0 .94%	0 .94%	0.94%(f)
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(e),(g)	N/A	N/A	0 .94%	0.94%(f)
Ratio of Net Investment Income to Average Net Assets	5 .01%	4 .98%	4 .42%	3.95%(f)
Portfolio Turnover Rate	302 .6%	259 .1%	274 .5%	202 .1%(f),(h)

	2008	2007	2006	2005(a)

BOND & MORTGAGE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period	$ 10.50	$ 10.67	$ 10.64	$ 10.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .43	0 .46	0 .40	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(2 .00)	(0 .17)	0 .03	(0 .26)

Total From Investment Operations	(1 .57)	0 .29	0 .43	(0 .14)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .41)	(0 .46)	(0 .40)	(0 .12)

Total Dividends and Distributions	(0 .41)	(0 .46)	(0 .40)	(0 .12)

Net Asset Value, End of Period	$ 8.52	$ 10.50	$ 10.67	$ 10.64

Total Return(c)	(15 .41)%	2 .74%	4 .15%	(1 .27)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 14,841	$ 22,624	$ 25,384	$ 28,559
Ratio of Expenses to Average Net Assets(e)	1 .60%	1 .60%	1 .60%	1.60%(f)
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(e),(g)	N/A	N/A	1 .60%	1.60%(f)
Ratio of Net Investment Income to Average Net Assets	4 .35%	4 .32%	3 .76%	3.30%(f)
Portfolio Turnover Rate	302 .6%	259 .1%	274 .5%	202 .1%(f),(h)

	2008	2007(i)

BOND & MORTGAGE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$ 10.50	$ 10.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .41	0 .35
Net Realized and Unrealized Gain (Loss) on Investments	(2 .00)	(0 .15)

Total From Investment Operations	(1 .59)	0 .20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .40)	(0 .36)

Total Dividends and Distributions	(0 .40)	(0 .36)

Net Asset Value, End of Period	$ 8.51	$ 10.50

Total Return(c)	(15 .62)%	1 .92%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 2,263	$ 2,445
Ratio of Expenses to Average Net Assets(e)	1 .75%	1 .75%(f)
Ratio of Net Investment Income to Average Net Assets	4 .20%	4 .26%(f)
Portfolio Turnover Rate	302 .6%	259 .1%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Total return amounts have not been annualized.
(e)	Reflects Manager's contractual expense limit.
(f)	Computed on an annualized basis.
(g)	Excludes interest expense paid on borrowings through reverse repurchase agreements.
(h)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.
(i)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.03 per share from January 10, 2007, through January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

CALIFORNIA MUNICIPAL FUND
Class A shares
Net Asset Value, Beginning of Period	$ 10.74	$ 11.32	$ 11.24	$ 11.42	$ 11.22
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .47(a)	0 .47(a)	0 .48	0.48	0 .49
Net Realized and Unrealized Gain (Loss) on Investments	(1 .95)	(0 .51)	0 .22	(0 .15)	0 .20

Total From Investment Operations	(1 .48)	(0 .04)	0 .70	0.33	0 .69
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .47)	(0 .47)	(0 .48)	(0 .48)	(0 .49)
Distributions from Realized Gains	–	(0 .07)	(0 .14)	(0 .03)	–

Total Dividends and Distributions	(0 .47)	(0 .54)	(0 .62)	(0 .51)	(0 .49)

Net Asset Value, End of Period	$ 8.79	$ 10.74	$ 11.32	$ 11.24	$ 11.42

Total Return(b)	(14 .26)%	(0 .37)%	6 .45%	2.90%	6 .25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 250,177	$ 273,618	$ 264,924	$ 241,879	$ 232,239
Ratio of Expenses to Average Net Assets	1 .07%	1 .18%	0 .84%	0.84%	0 .85%
Ratio of Expenses to Average Net Assets (Excluding Interest
Expense and Fees)(c)	0 .83%	0 .82%	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1 .08%	1 .18%	0 .84%	0.84%	0 .85%
Ratio of Net Investment Income to Average Net Assets	4 .67%	4 .30%	4 .26%	4.19%	4 .32%
Portfolio Turnover Rate	41 .7%	63 .7%	29 .0%	26.0%	27 .0%

	2008	2007	2006	2005	2004

CALIFORNIA MUNICIPAL FUND
Class B shares
Net Asset Value, Beginning of Period	$ 10.74	$ 11.32	$ 11.24	$ 11.42	$ 11.22
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .40(a)	0 .39(a)	0 .39	0.39	0 .40
Net Realized and Unrealized Gain (Loss) on Investments	(1 .96)	(0 .51)	0 .22	(0 .15)	0 .20

Total From Investment Operations	(1 .56)	(0 .12)	0 .61	0.24	0 .60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .39)	(0 .39)	(0 .39)	(0 .39)	(0 .40)
Distributions from Realized Gains	–	(0 .07)	(0 .14)	(0 .03)	–

Total Dividends and Distributions	(0 .39)	(0 .46)	(0 .53)	(0 .42)	(0 .40)

Net Asset Value, End of Period	$ 8.79	$ 10.74	$ 11.32	$ 11.24	$ 11.42

Total Return(b)	(14 .93)%	(1 .12)%	5 .66%	2.13%	5 .47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 61,118	$ 84,070	$ 132,364	$ 162,534	$ 195,930
Ratio of Expenses to Average Net Assets	1 .85%	1 .92%	1 .58%	1.59%	1 .59%
Ratio of Expenses to Average Net Assets (Excluding Interest
Expense and Fees)(c)	1 .61%	1 .58%	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1 .85%	1 .92%	1 .58%	1.59%	1 .59%
Ratio of Net Investment Income to Average Net Assets	3 .88%	3 .53%	3 .52%	3.44%	3 .58%
Portfolio Turnover Rate	41 .7%	63 .7%	29 .0%	26.0%	27 .0%

	2008	2007	2006	2005	2004

CALIFORNIA MUNICIPAL FUND
Class C shares
Net Asset Value, Beginning of Period	$ 10.74	$ 11.32	$ 11.24	$ 11.42	$ 11.22
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .38(a)	0 .39(a)	0 .39	0.39	0 .40
Net Realized and Unrealized Gain (Loss) on Investments	(1 .95)	(0 .51)	0 .22	(0 .15)	0 .20

Total From Investment Operations	(1 .57)	(0 .12)	0 .61	0.24	0 .60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .38)	(0 .39)	(0 .39)	(0 .39)	(0 .40)
Distributions from Realized Gains	–	(0 .07)	(0 .14)	(0 .03)	–

Total Dividends and Distributions	(0 .38)	(0 .46)	(0 .53)	(0 .42)	(0 .40)

Net Asset Value, End of Period	$ 8.79	$ 10.74	$ 11.32	$ 11.24	$ 11.42

Total Return(b)	(15 .01)%	(1 .14)%	5 .65%	2.13%	5 .46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 8,010	$ 5,127	$ 4,413	$ 4,641	$ 5,275
Ratio of Expenses to Average Net Assets	1 .95%	1 .95%	1 .59%	1.59%	1 .60%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense
and Fees)(c)	1 .71%	1 .59%	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	2 .07%	2 .49%	1 .59%	1.59%	1 .60%
Ratio of Net Investment Income to Average Net Assets	3 .81%	3 .53%	3 .52%	3.44%	3 .57%
Portfolio Turnover Rate	41 .7%	63 .7%	29 .0%	26.0%	27 .0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(d)	Excludes expense reimbursement from Manager and/or custodian credits.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

DISCIPLINED LARGECAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$ 17.85	$ 16.07	$ 14.35	$ 14.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .14	0 .12	0 .11	0.02
Net Realized and Unrealized Gain (Loss) on Investments	(6 .01)	2 .13	1 .86	0.25

Total From Investment Operations	(5 .87)	2 .25	1 .97	0.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .13)	(0 .09)	(0 .05)	–
Distributions from Realized Gains	(1 .92)	(0 .38)	(0 .20)	–

Total Dividends and Distributions	(2 .05)	(0 .47)	(0 .25)	–

Net Asset Value, End of Period	$ 9.93	$ 17.85	$ 16.07	$ 14.35

Total Return(c)	(36 .96)%	14 .31%	13 .86%	1.92%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 218,451	$ 690,007	$ 95,018	$ 88,400
Ratio of Expenses to Average Net Assets(e)	1 .00%	0 .89%	1 .20%	1.11%(f)
Ratio of Net Investment Income to Average Net Assets	1 .03%	0 .74%	0 .70%	0.40%(f)
Portfolio Turnover Rate	121 .7%	101 .4%(g)	92 .4%	86 .7%(f),(h)

	2008	2007	2006	2005(a)

DISCIPLINED LARGECAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$ 17.62	$ 15.94	$ 14.32	$ 14.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	(0 .05)	(0 .03)	(0 .01)
Net Realized and Unrealized Gain (Loss) on Investments	(5 .93)	2 .11	1 .85	0.25

Total From Investment Operations	(5 .93)	2 .06	1 .82	0.24
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .92)	(0 .38)	(0 .20)	–

Total Dividends and Distributions	(1 .92)	(0 .38)	(0 .20)	–

Net Asset Value, End of Period	$ 9.77	$ 17.62	$ 15.94	$ 14.32

Total Return(c)	(37 .61)%	13 .14%	12 .82%	1.70%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 25,190	$ 61,799	$ 13,117	$ 14,390
Ratio of Expenses to Average Net Assets(e)	2 .04%	1 .91%	2 .14%	1.78%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .03)%	(0 .27)%	(0 .22)%	(0 .27)%(f)
Portfolio Turnover Rate	121 .7%	101 .4%(g)	92 .4%	86 .7%(f),(h)

	2008	2007(i)

DISCIPLINED LARGECAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$ 17.71	$ 16.26
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .02	(0 .03)
Net Realized and Unrealized Gain (Loss) on Investments	(5 .96)	1 .48

Total From Investment Operations	(5 .94)	1 .45
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .92)	–

Total Dividends and Distributions	(1 .92)	–

Net Asset Value, End of Period	$ 9.85	$ 17.71

Total Return(c)	(37 .46)%	8 .92%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,526	$ 2,480
Ratio of Expenses to Average Net Assets(e)	1 .82%	1 .82%(f)
Ratio of Net Investment Income to Average Net Assets	0 .17%	(0 .21)%(f)
Portfolio Turnover Rate	121 .7%	101 .4%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Total return amounts have not been annualized.
(e)	Reflects Manager's contractual expense limit.
(f)	Computed on an annualized basis.
(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth & Income Fund.
(h)	Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.
(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.09 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

DIVERSIFIED INTERNATIONAL FUND
Class A shares
Net Asset Value, Beginning of Period	$ 17.33	$ 14.33	$ 11.43	$ 10.35
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .16	0 .15	0 .11	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(7 .97)	4 .26	3 .28	1.07

Total From Investment Operations	(7 .81)	4 .41	3 .39	1.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .12)	(0 .14)	(0 .03)	–
Distributions from Realized Gains	(1 .97)	(1 .27)	(0 .46)	–

Total Dividends and Distributions	(2 .09)	(1 .41)	(0 .49)	–

Net Asset Value, End of Period	$ 7.43	$ 17.33	$ 14.33	$ 11.43

Total Return(c)	(50 .60)%	33 .39%	30 .57%	10.43%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 257,621	$ 699,188	$ 366,675	$ 291,878
Ratio of Expenses to Average Net Assets(e)	1 .39%	1 .30%	1 .41%	1.38%(f)
Ratio of Net Investment Income to Average Net Assets	1 .30%	0 .99%	0 .84%	0.13%(f)
Portfolio Turnover Rate	101 .5%	111 .3%(g)	107 .5%	202 .7%(f),(h)

	2008	2007	2006	2005(a)

DIVERSIFIED INTERNATIONAL FUND
Class B shares
Net Asset Value, Beginning of Period	$ 17.21	$ 14.26	$ 11.41	$ 10.35
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .05	–	0 .02	(0 .02)
Net Realized and Unrealized Gain (Loss) on Investments	(7 .92)	4 .25	3 .29	1.08

Total From Investment Operations	(7 .87)	4 .25	3 .31	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .03)	–	–
Distributions from Realized Gains	(1 .97)	(1 .27)	(0 .46)	–

Total Dividends and Distributions	(1 .97)	(1 .30)	(0 .46)	–

Net Asset Value, End of Period	$ 7.37	$ 17.21	$ 14.26	$ 11.41

Total Return(c)	(51 .01)%	32 .17%	29 .88%	10.24%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 27,621	$ 74,783	$ 48,040	$ 43,285
Ratio of Expenses to Average Net Assets(e)	2 .34%	2 .26%	2 .10%	1.99%(f)
Ratio of Net Investment Income to Average Net Assets	0 .41%	0 .01%	0 .14%	(0 .48)%(f)
Portfolio Turnover Rate	101 .5%	111 .3%(g)	107 .5%	202 .7%(f),(h)

	2008	2007(i)

DIVERSIFIED INTERNATIONAL FUND
Class C shares
Net Asset Value, Beginning of Period	$ 17.22	$ 13.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .09	0 .03
Net Realized and Unrealized Gain (Loss) on Investments	(7 .95)	3 .48

Total From Investment Operations	(7 .86)	3 .51
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .97)	–

Total Dividends and Distributions	(1 .97)	–

Net Asset Value, End of Period	$ 7.39	$ 17.22

Total Return(c)	(50 .91)%	25 .60%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 11,322	$ 22,837
Ratio of Expenses to Average Net Assets(e)	2 .08%	2 .08%(f)
Ratio of Net Investment Income to Average Net Assets	0 .73%	0 .24%(f)
Portfolio Turnover Rate	101 .5%	111 .3%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Total return amounts have not been annualized.
(e)	Reflects Manager's contractual expense limit.
(f)	Computed on an annualized basis.
(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.
(h)	Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International
(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.05 per share from January 10, 2007, through January 16, 2007.
SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

	FINANCIAL HIGHLIGHTS
	PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

EQUITY INCOME FUND(a)
Class A shares
Net Asset Value, Beginning of Period	$ 23.81	$ 22.43	$ 20.07	$ 17.79	$ 15.46
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .39	0 .37	0 .33	0.41	0 .29
Net Realized and Unrealized Gain (Loss) on Investments	(7 .96)	2 .54	3 .00	2.25	2 .33

Total From Investment Operations	(7 .57)	2 .91	3 .33	2.66	2 .62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .39)	(0 .33)	(0 .34)	(0 .38)	(0 .29)
Distributions from Realized Gains	(2 .04)	(1 .20)	(0 .63)	–	–

Total Dividends and Distributions	(2 .43)	(1 .53)	(0 .97)	(0 .38)	(0 .29)

Net Asset Value, End of Period	$ 13.81	$ 23.81	$ 22.43	$ 20.07	$ 17.79

Total Return(c)	(35 .04)%	13 .59%	17 .16%	15.06%	17 .06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 712,089	$ 1,894,426	$ 1,514,188	$ 887,828	$ 438,776
Ratio of Expenses to Average Net Assets	0 .94%	0 .84%	0 .87%	0.90%	0 .91%
Ratio of Gross Expenses to Average Net Assets(d)	–%	0 .84%	0 .87%	0.90%	0 .91%
Ratio of Net Investment Income to Average Net Assets	2 .06%	1 .60%	1 .56%	2.13%	1 .74%
Portfolio Turnover Rate	75 .8%	85 .6%(e)	81 .0%	32.0%	20 .0%

	2008	2007	2006	2005	2004

EQUITY INCOME FUND(a)
Class B shares
Net Asset Value, Beginning of Period	$ 23.62	$ 22.26	$ 19.93	$ 17.67	$ 15.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .23	0 .17	0 .15	0.24	0 .14
Net Realized and Unrealized Gain (Loss) on Investments	(7 .89)	2 .53	2 .98	2.24	2 .30

Total From Investment Operations	(7 .66)	2 .70	3 .13	2.48	2 .44
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .24)	(0 .14)	(0 .17)	(0 .22)	(0 .13)
Distributions from Realized Gains	(2 .04)	(1 .20)	(0 .63)	–	–

Total Dividends and Distributions	(2 .28)	(1 .34)	(0 .80)	(0 .22)	(0 .13)

Net Asset Value, End of Period	$ 13.68	$ 23.62	$ 22.26	$ 19.93	$ 17.67

Total Return(c)	(35 .61)%	12 .68%	16 .16%	14.07%	16 .04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 177,768	$ 391,824	$ 330,900	$ 226,390	$ 144,144
Ratio of Expenses to Average Net Assets	1 .80%	1 .68%	1 .73%	1.78%	1 .81%
Ratio of Gross Expenses to Average Net Assets(d)	–%	1 .68%	1 .73%	1.78%	1 .81%
Ratio of Net Investment Income to Average Net Assets	1 .24%	0 .76%	0 .70%	1.25%	0 .84%
Portfolio Turnover Rate	75 .8%	85 .6%(e)	81 .0%	32.0%	20 .0%

	2008	2007	2006	2005	2004

EQUITY INCOME FUND(a)
Class C shares

Net Asset Value, Beginning of Period	$ 23.42	$ 22.08	$ 19.79	$ 17.57	$ 15.29
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .25	0 .19	0 .16	0.26	0 .16
Net Realized and Unrealized Gain (Loss) on Investments	(7 .82)	2 .51	2 .96	2.22	2 .30

Total From Investment Operations	(7 .57)	2 .70	3 .12	2.48	2 .46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .26)	(0 .16)	(0 .20)	(0 .26)	(0 .18)
Distributions from Realized Gains	(2 .04)	(1 .20)	(0 .63)	–	–

Total Dividends and Distributions	(2 .30)	(1 .36)	(0 .83)	(0 .26)	(0 .18)

Net Asset Value, End of Period	$ 13.55	$ 23.42	$ 22.08	$ 19.79	$ 17.57

Total Return(c)	(35 .55)%	12 .72%	16 .28%	14.16%	16 .16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 134,522	$ 299,675	$ 251,685	$ 128,523	$ 33,770
Ratio of Expenses to Average Net Assets	1 .70%	1 .61%	1 .64%	1.68%	1 .70%
Ratio of Gross Expenses to Average Net Assets(d)	–%	1 .61%	1 .64%	1.68%	1 .70%
Ratio of Net Investment Income to Average Net Assets	1 .33%	0 .83%	0 .79%	1.35%	0 .95%
Portfolio Turnover Rate	75 .8%	85 .6%(e)	81 .0%	32.0%	20 .0%

(a)	Effective June 13, 2008, Equity Income Fund I changed its name to Equity Income Fund.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Excludes expense reimbursement from Manager and/or custodian credits.
(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Fund and WM Equity Income Fund.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007(a)

GLOBAL REAL ESTATE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$ 10 .08	$ 10 .00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .16	0 .01
Net Realized and Unrealized Gain (Loss) on Investments	(5 .02)	0 .07

Total From Investment Operations	(4 .86)	0 .08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .18)	–

Total Dividends and Distributions	(0 .18)	–

Net Asset Value, End of Period	$ 5 .04	$ 10 .08

Total Return(c)	(48 .89)%(d)	0 .80%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 2,704	$ 2,139
Ratio of Expenses to Average Net Assets(f)	1 .45%	1 .45%(g)
Ratio of Net Investment Income to Average Net Assets	2 .06%	1 .31%(g)
Portfolio Turnover Rate	100 .9%	86 .7%(g)

	2008	2007(a)

GLOBAL REAL ESTATE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$ 10.07	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .10	–
Net Realized and Unrealized Gain (Loss) on Investments	(5 .05)	0 .07

Total From Investment Operations	(4 .95)	0 .07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .13)	–

Total Dividends and Distributions	(0 .13)	–

Net Asset Value, End of Period	$ 4.99	$ 10.07

Total Return(c)	(49 .64)%	0 .70%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 932	$ 1,546
Ratio of Expenses to Average Net Assets(f)	2 .20%	2 .20%(g)
Ratio of Net Investment Income to Average Net Assets	1 .23%	0 .50%(g)
Portfolio Turnover Rate	100 .9%	86 .7%(g)

(a) Period from October 1, 2007, date shares first offered, through October 31, 2007.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) During 2007, the Fund processed a significant (relative to the Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
(e) Total return amounts have not been annualized.
(f) Reflects Manager's contractual expense limit.
(g) Computed on an annualized basis.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

GOVERNMENT & HIGH QUALITY BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$ 10.06	$ 10.13	$ 10.11	$ 10.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .45	0 .44	0 .41	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0 .74)	(0 .06)	0 .02	(0 .25)

Total From Investment Operations	(0 .29)	0 .38	0 .43	(0 .13)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .43)	(0 .45)	(0 .41)	(0 .14)

Total Dividends and Distributions	(0 .43)	(0 .45)	(0 .41)	(0 .14)

Net Asset Value, End of Period	$ 9.34	$ 10.06	$ 10.13	$ 10.11

Total Return(c)	(3 .04)%	3 .84%	4 .38%	(1 .28)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 170,968	$ 194,295	$ 211,705	$ 244,381
Ratio of Expenses to Average Net Assets	0 .90%	0 .88%	0 .96%	0.81%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(f)	N/A	N/A	0 .85%	0.77%(e)
Ratio of Net Investment Income to Average Net Assets	4 .51%	4 .39%	4 .03%	3.35%(e)
Portfolio Turnover Rate	268 .0%	261 .5%	271 .5%	542 .3%(e),(g)

	2008	2007	2006	2005(a)

GOVERNMENT & HIGH QUALITY BOND FUND
Class B shares
Net Asset Value, Beginning of Period	$ 10.06	$ 10.13	$ 10.11	$ 10.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .36	0 .35	0 .32	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0 .74)	(0 .06)	0 .02	(0 .26)

Total From Investment Operations	(0 .38)	0 .29	0 .34	(0 .17)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .34)	(0 .36)	(0 .32)	(0 .10)

Total Dividends and Distributions	(0 .34)	(0 .36)	(0 .32)	(0 .10)

Net Asset Value, End of Period	$ 9.34	$ 10.06	$ 10.13	$ 10.11

Total Return(c)	(3 .91)%	2 .94%	3 .48%	(1 .62)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 32,602	$ 33,667	$ 38,018	$ 47,116
Ratio of Expenses to Average Net Assets	1 .79%	1 .78%	1 .79%	1.74%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(f)	N/A	N/A	1 .68%	1.69%(e)
Ratio of Net Investment Income to Average Net Assets	3 .63%	3 .49%	3 .19%	2.42%(e)
Portfolio Turnover Rate	268 .0%	261 .5%	271 .5%	542 .3%(e),(g)

	2008	2007(h)

GOVERNMENT & HIGH QUALITY BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$ 10.07	$ 10.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .38	0 .29
Net Realized and Unrealized Gain (Loss) on Investments	(0 .75)	(0 .04)

Total From Investment Operations	(0 .37)	0 .25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .35)	(0 .30)

Total Dividends and Distributions	(0 .35)	(0 .30)

Redemption fees	0 .01	–

Net Asset Value, End of Period	$ 9.36	$ 10.07

Total Return(c)	(3 .69)%	2 .56%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 7,666	$ 1,506
Ratio of Expenses to Average Net Assets(i)	1 .65%	1 .65%(e)
Ratio of Net Investment Income to Average Net Assets	3 .83%	3 .63%(e)
Portfolio Turnover Rate	268 .0%	261 .5%
(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Excludes interest expense paid on borrowings through reverse repurchase agreements.
(g) Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Income Fund, Inc.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.03 per share from January 10, 2007, through January 16, 2007.
(i) Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

HIGH YIELD FUND(a)
Class A shares
Net Asset Value, Beginning of Period	$ 8.75	$ 8.79	$ 8.23	$ 8.28	$ 7.88
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .59(b)	0 .59(b)	0 .61	0.56	0 .58
Net Realized and Unrealized Gain (Loss) on Investments	(2 .42)	0 .21	0 .55	(0 .03)	0 .43

Total From Investment Operations	(1 .83)	0 .80	1 .16	0.53	1 .01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .60)	(0 .66)	(0 .60)	(0 .58)	(0 .61)
Distributions from Realized Gains	(0 .24)	(0 .18)	–	–	–

Total Dividends and Distributions	(0 .84)	(0 .84)	(0 .60)	(0 .58)	(0 .61)

Net Asset Value, End of Period	$ 6.08	$ 8.75	$ 8.79	$ 8.23	$ 8.28

Total Return(c)	(22 .77)%	9 .63%	14 .63%	6.56%	13 .23%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 765,971	$ 809,318	$ 422,747	$ 111,164	$ 85,190
Ratio of Expenses to Average Net Assets	0 .92%	0 .85%	0 .90%	0.92%	0 .93%
Ratio of Gross Expenses to Average Net Assets(d)	–%	0 .85%	0 .90%	0.92%	0 .93%
Ratio of Net Investment Income to Average Net Assets	7 .48%	6 .74%	7 .31%	6.76%	7 .11%
Portfolio Turnover Rate	28 .8%	47 .4%	85 .0%	94.0%	82 .0%

	2008	2007	2006	2005	2004

HIGH YIELD FUND(a)
Class B shares
Net Asset Value, Beginning of Period	$ 8.80	$ 8.83	$ 8.27	$ 8.32	$ 7.91
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .53(b)	0 .52(b)	0 .55	0.50	0 .52
Net Realized and Unrealized Gain (Loss) on Investments	(2 .44)	0 .22	0 .55	(0 .03)	0 .44

Total From Investment Operations	(1 .91)	0 .74	1 .10	0.47	0 .96
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .54)	(0 .59)	(0 .54)	(0 .52)	(0 .55)
Distributions from Realized Gains	(0 .24)	(0 .18)	–	–	–

Total Dividends and Distributions	(0 .78)	(0 .77)	(0 .54)	(0 .52)	(0 .55)

Net Asset Value, End of Period	$ 6.11	$ 8.80	$ 8.83	$ 8.27	$ 8.32

Total Return(c)	(23 .55)%	8 .82%	13 .72%	5.75%	12 .50%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 49,140	$ 82,104	$ 83,143	$ 73,667	$ 80,036
Ratio of Expenses to Average Net Assets	1 .71%	1 .65%	1 .66%	1.68%	1 .69%
Ratio of Gross Expenses to Average Net Assets(d)	–%	1 .68%	1 .66%	1.68%	1 .69%
Ratio of Net Investment Income to Average Net Assets	6 .64%	5 .95%	6 .55%	6.00%	6 .35%
Portfolio Turnover Rate	28 .8%	47 .4%	85 .0%	94.0%	82 .0%

	2008	2007	2006	2005	2004

HIGH YIELD FUND(a)
Class C shares
Net Asset Value, Beginning of Period	$ 8.79	$ 8.83	$ 8 .27	$ 8 .32	$ 7 .91
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .53(b)	0 .52(b)	0 .55	0.50	0 .52
Net Realized and Unrealized Gain (Loss) on Investments	(2 .43)	0 .22	0 .55	(0 .03)	0 .44

Total From Investment Operations	(1 .90)	0 .74	1 .10	0.47	0 .96
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .54)	(0 .60)	(0 .54)	(0 .52)	(0 .55)
Distributions from Realized Gains	(0 .24)	(0 .18)	–	–	–

Total Dividends and Distributions	(0 .78)	(0 .78)	(0 .54)	(0 .52)	(0 .55)

Net Asset Value, End of Period	$ 6.11	$ 8.79	$ 8 .83	$ 8 .27	$ 8 .32

Total Return(c)	(23 .43)%	8 .76%	13 .74%	5.77%	12 .51%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 120,324	$ 139,417	$ 76,883	$ 38,475	$ 33,318
Ratio of Expenses to Average Net Assets	1 .70%	1 .63%	1 .65%	1.66%	1 .68%
Ratio of Gross Expenses to Average Net Assets(d)	–%	1 .63%	1 .65%	1.66%	1 .68%
Ratio of Net Investment Income to Average Net Assets	6 .69%	5 .97%	6 .56%	6.02%	6 .36%
Portfolio Turnover Rate	28 .8%	47 .4%	85 .0%	94 .0%	82 .0%

(a)	Effective June 13, 2008, High Yield Fund II changed its name to High Yield Fund.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Excludes expense reimbursement from Manager and/or custodian credits.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

INCOME FUND
Class A shares
Net Asset Value, Beginning of Period	$ 8.99	$ 9.09	$ 9.05	$ 9.46	$ 9.35
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .47(a)	0 .46(a)	0 .48	0.45	0 .46
Net Realized and Unrealized Gain (Loss) on Investments	(1 .14)	(0 .06)	0 .05	(0 .38)	0 .15

Total From Investment Operations	(0 .67)	0 .40	0 .53	0.07	0 .61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .49)	(0 .50)	(0 .49)	(0 .48)	(0 .50)

Total Dividends and Distributions	(0 .49)	(0 .50)	(0 .49)	(0 .48)	(0 .50)

Net Asset Value, End of Period	$ 7.83	$ 8.99	$ 9.09	$ 9.05	$ 9.46

Total Return(b)	(7 .90)%	4 .47%	6 .02%	0.75%	6 .68%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 122,603	$ 145,964	$ 143,590	$ 147,521	$ 147,695
Ratio of Expenses to Average Net Assets	0 .90%	0 .90%	0 .89%	0.91%	0 .92%
Ratio of Gross Expenses to Average Net Assets(c)	–%	0 .90%	0 .89%	0.91%	0 .92%
Ratio of Net Investment Income to Average Net Assets	5 .32%	5 .13%	5 .27%	4.83%	4 .90%
Portfolio Turnover Rate	15 .5%	15 .2%	26 .0%	20.0%	24 .0%

	2008	2007	2006	2005	2004

INCOME FUND
Class B shares
Net Asset Value, Beginning of Period	$ 9 .02	$ 9 .12	$ 9 .08	$ 9.49	$ 9.37
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .41(a)	0 .40(a)	0 .41	0.38	0 .39
Net Realized and Unrealized Gain (Loss) on Investments	(1 .16)	(0 .07)	0 .05	(0 .38)	0 .16

Total From Investment Operations	(0 .75)	0 .33	0 .46	–	0 .55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .42)	(0 .43)	(0 .42)	(0 .41)	(0 .43)

Total Dividends and Distributions	(0 .42)	(0 .43)	(0 .42)	(0 .41)	(0 .43)

Net Asset Value, End of Period	$ 7 .85	$ 9 .02	$ 9 .12	$ 9.08	$ 9.49

Total Return(b)	(8 .67)%	3 .69%	5 .23%	0.02%	6 .03%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 51,278	$ 77,832	$ 99,751	$ 128,067	$ 152,065
Ratio of Expenses to Average Net Assets	1 .64%	1 .65%	1 .65%	1.65%	1 .65%
Ratio of Gross Expenses to Average Net Assets(c)	–%	1 .66%	1 .65%	1.65%	1 .65%
Ratio of Net Investment Income to Average Net Assets	4 .57%	4 .38%	4 .51%	4.09%	4 .17%
Portfolio Turnover Rate	15 .5%	15 .2%	26 .0%	20.0%	24 .0%

	2008	2007	2006	2005	2004

INCOME FUND
Class C shares
Net Asset Value, Beginning of Period	$ 9.02	$ 9.12	$ 9.08	$ 9.49	$ 9.37
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .41(a)	0 .40(a)	0 .41	0.38	0 .39
Net Realized and Unrealized Gain (Loss) on Investments	(1 .16)	(0 .07)	0 .05	(0 .38)	0 .16

Total From Investment Operations	(0 .75)	0 .33	0 .46	–	0 .55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .42)	(0 .43)	(0 .42)	(0 .41)	(0 .43)

Total Dividends and Distributions	(0 .42)	(0 .43)	(0 .42)	(0 .41)	(0 .43)

Net Asset Value, End of Period	$ 7.85	$ 9.02	$ 9.12	$ 9.08	$ 9.49

Total Return(b)	(8 .68)%	3 .71%	5 .23%	0.01%	6 .02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 15,103	$ 12,107	$ 10,412	$ 10,761	$ 11,580
Ratio of Expenses to Average Net Assets	1 .65%	1 .65%	1 .64%	1.66%	1 .65%
Ratio of Gross Expenses to Average Net Assets(c)	–%	1 .84%	1 .64%	1.66%	1 .65%
Ratio of Net Investment Income to Average Net Assets	4 .59%	4 .37%	4 .52%	4.08%	4 .17%
Portfolio Turnover Rate	15 .5%	15 .2%	26 .0%	20.0%	24 .0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c)	Excludes expense reimbursement from Manager and/or custodian credits.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

INFLATION PROTECTION FUND
Class A shares
Net Asset Value, Beginning of Period	$ 9.53	$ 9.67	$ 9.85	$ 10.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .49	0 .41	0 .54	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(2 .04)	(0 .14)	(0 .21)	(0 .32)

Total From Investment Operations	(1 .55)	0 .27	0 .33	(0 .11)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .72)	(0 .41)	(0 .50)	(0 .17)
Distributions from Realized Gains	–	–	(0 .01)	–
Tax Return of Capital Distribution	(0 .12)	–	–	–

Total Dividends and Distributions	(0 .84)	(0 .41)	(0 .51)	(0 .17)

Redemption fees	0 .01	–	–	–

Net Asset Value, End of Period	$ 7.15	$ 9.53	$ 9.67	$ 9.85

Total Return(c)	(17 .81)%	2 .88%	3 .38%	(1 .09)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 6,167	$ 4,223	$ 3,851	$ 1,508
Ratio of Expenses to Average Net Assets(e)	0 .90%	0 .90%	0 .95%	1.10%(f)
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(e),(g)	N/A	N/A	0 .95%	1.10%(f)
Ratio of Net Investment Income to Average Net Assets	5 .54%	4 .34%	5 .57%	6.26%(f)
Portfolio Turnover Rate	32 .3%	88 .2%	51 .4%	45.5%(f)

	2008	2007(h)

INFLATION PROTECTION FUND
Class C shares
Net Asset Value, Beginning of Period	$ 9.56	$ 9.49
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .43	0 .30
Net Realized and Unrealized Gain (Loss) on Investments	(2 .05)	0 .07

Total From Investment Operations	(1 .62)	0 .37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .67)	(0 .30)
Tax Return of Capital Distribution	(0 .10)	–

Total Dividends and Distributions	(0 .77)	(0 .30)

Net Asset Value, End of Period	$ 7.17	$ 9.56

Total Return(c)	(18 .45)%	4 .00%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,808	$ 838
Ratio of Expenses to Average Net Assets(e)	1 .65%	1 .65%(f)
Ratio of Net Investment Income to Average Net Assets	4 .89%	4 .06%(f)
Portfolio Turnover Rate	32 .3%	88 .2%(f)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Total return amounts have not been annualized.
(e)	Reflects Manager's contractual expense limit.
(f)	Computed on an annualized basis.
(g)	Excludes interest expense paid on borrowings through reverse repurchase agreements.
(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized loss of $.05 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

INTERNATIONAL EMERGING MARKETS FUND
Class A shares
Net Asset Value, Beginning of Period	$ 39 .50	$ 24.63	$ 19.43	$ 17 .32
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .21	0 .25	0 .14	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(20 .16)	16 .45	7 .04	2.05

Total From Investment Operations	(19 .95)	16 .70	7 .18	2.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .10)	(0 .08)	(0 .05)	–
Distributions from Realized Gains	(5 .69)	(1 .75)	(1 .93)	–

Total Dividends and Distributions	(5 .79)	(1 .83)	(1 .98)	–

Net Asset Value, End of Period	$ 13 .76	$ 39.50	$ 24.63	$ 19 .43

Total Return(c)	(58 .51)%	72 .31%	39 .48%	12.18%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 85,229	$ 225,132	$ 83,566	$ 55,053
Ratio of Expenses to Average Net Assets	1 .81%	1 .74%	1 .98%	1.98%(e)
Ratio of Net Investment Income to Average Net Assets	0 .78%	0 .86%	0 .63%	0.91%(e)
Portfolio Turnover Rate	127 .6%	141 .6%	134 .0%	181 .2%(e),(f)

	2008	2007	2006	2005(a)

INTERNATIONAL EMERGING MARKETS FUND
Class B shares
Net Asset Value, Beginning of Period	$ 38.83	$ 24 .37	$ 19 .34	$ 17 .32
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .04)	–	(0 .04)	(0 .03)
Net Realized and Unrealized Gain (Loss) on Investments	(19 .71)	16 .21	7 .00	2.05

Total From Investment Operations	(19 .75)	16 .21	6 .96	2.02
Less Dividends and Distributions:
Distributions from Realized Gains	(5 .69)	(1 .75)	(1 .93)	–

Total Dividends and Distributions	(5 .69)	(1 .75)	(1 .93)	–

Net Asset Value, End of Period	$ 13.39	$ 38 .83	$ 24 .37	$ 19 .34

Total Return(c)	(58 .91)%	70 .81%	38 .41%	11.66%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 12,272	$ 33,457	$ 14,597	$ 9,520
Ratio of Expenses to Average Net Assets	2 .72%	2 .62%	2 .81%	3.38%(e)
Ratio of Net Investment Income to Average Net Assets	(0 .17)%	(0 .01)%	(0 .16)%	(0 .48)%(e)
Portfolio Turnover Rate	127 .6%	141 .6%	134 .0%	181 .2%(e),(f)

	2008	2007(g)

INTERNATIONAL EMERGING MARKETS FUND
Class C shares
Net Asset Value, Beginning of Period	$ 39.30	$ 25.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .03)	(0 .01)
Net Realized and Unrealized Gain (Loss) on Investments	(20 .00)	13 .99

Total From Investment Operations	(20 .03)	13 .98
Less Dividends and Distributions:
Distributions from Realized Gains	(5 .69)	–

Total Dividends and Distributions	(5 .69)	–

Redemption fees	–	0 .01

Net Asset Value, End of Period	$ 13.58	$ 39.30

Total Return(c)	(58 .91)%	55 .43%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 6,248	$ 10,276
Ratio of Expenses to Average Net Assets(h)	2 .79%	2 .80%(e)
Ratio of Net Investment Income to Average Net Assets	(0 .12)%	(0 .01)%(e)
Portfolio Turnover Rate	127 .6%	141 .6%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.
(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.75 per share from January 10, 2007, through
January 16, 2007.
(h)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007(a)

INTERNATIONAL GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$ 15.53	$ 15.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .12	(0 .01)
Net Realized and Unrealized Gain (Loss) on Investments	(7 .46)	0 .54

Total From Investment Operations	(7 .34)	0 .53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .03)	–
Distributions from Realized Gains	(1 .22)	–

Total Dividends and Distributions	(1 .25)	–

Redemption fees	0 .01	–

Net Asset Value, End of Period	$ 6.95	$ 15.53

Total Return(c)	(51 .07)%	3 .53%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,760	$ 375
Ratio of Expenses to Average Net Assets(e)	1 .60%	1 .60%(f)
Ratio of Net Investment Income to Average Net Assets	1 .03%	(0 .47)%(f)
Portfolio Turnover Rate	125 .2%	129 .4%(f)

	2008	2007(a)

INTERNATIONAL GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$ 15.52	$ 15.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .02	(0 .02)
Net Realized and Unrealized Gain (Loss) on Investments	(7 .37)	0 .54

Total From Investment Operations	(7 .35)	0 .52
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .22)	–

Total Dividends and Distributions	(1 .22)	–

Net Asset Value, End of Period	$ 6.95	$ 15.52

Total Return(c)	(51 .14)%	3 .47%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 246	$ 22
Ratio of Expenses to Average Net Assets(e)	2 .35%	2 .35%(f)
Ratio of Net Investment Income to Average Net Assets	0 .22%	(1 .36)%(f)
Portfolio Turnover Rate	125 .2%	129 .4%(f)

(a)	Period from October 1, 2007, date shares first offered, through October 31, 2007.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Total return amounts have not been annualized.
(e)	Reflects Manager's contractual expense limit.
(f)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

LARGECAP BLEND FUND I(b)
Class A shares
Net Asset Value, Beginning of Period	$ 10 .57	$ 9.46	$ 8.36	$ 8.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .08	0 .07	0 .06	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(3 .88)	1 .05	1 .10	0.15

Total From Investment Operations	(3 .80)	1 .12	1 .16	0.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .05)	(0 .01)	(0 .03)	–
Distributions from Realized Gains	(0 .28)	–	(0 .03)	–

Total Dividends and Distributions	(0 .33)	(0 .01)	(0 .06)	–

Net Asset Value, End of Period	$ 6 .44	$ 10.57	$ 9.46	$ 8.36

Total Return(d)	(37 .03)%	11 .81%	13 .97%	1.95%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 82,298	$ 145,312	$ 138,832	$ 126,739
Ratio of Expenses to Average Net Assets	1 .11%	1 .11%	1 .11%	1.04%(f)
Ratio of Net Investment Income to Average Net Assets	0 .96%	0 .70%	0 .69%	0.41%(f)
Portfolio Turnover Rate	100 .6%	106 .2%	65 .1%	148 .8%(f),(g)

	2008	2007	2006	2005(a)

LARGECAP BLEND FUND I(b)
Class B shares
Net Asset Value, Beginning of Period	$ 10.39	$ 9.39	$ 8.35	$ 8.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	–	(0 .03)	(0 .02)	–
Net Realized and Unrealized Gain (Loss) on Investments	(3 .81)	1 .03	1 .09	0.15

Total From Investment Operations	(3 .81)	1 .00	1 .07	0.15
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .28)	–	(0 .03)	–

Total Dividends and Distributions	(0 .28)	–	(0 .03)	–

Net Asset Value, End of Period	$ 6.30	$ 10.39	$ 9.39	$ 8.35

Total Return(d)	(37 .62)%	10 .65%	12 .87%	1.83%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 5,947	$ 13,747	$ 17,761	$ 21,617
Ratio of Expenses to Average Net Assets	2 .07%	2 .15%	2 .05%	1.47%(f)
Ratio of Net Investment Income to Average Net Assets	0 .02%	(0 .34)%	(0 .24)%	(0 .02)%(f)
Portfolio Turnover Rate	100 .6%	106 .2%	65 .1%	148 .8%(f),(g)

	2008	2007(h)

LARGECAP BLEND FUND I(b)
Class C shares
Net Asset Value, Beginning of Period	$ 10.52	$ 9.84
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .02	(0 .02)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .88)	0 .70

Total From Investment Operations	(3 .86)	0 .68
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .28)	–

Total Dividends and Distributions	(0 .28)	–

Net Asset Value, End of Period	$ 6.38	$ 10.52

Total Return(d)	(37 .63)%	6 .91%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 581	$ 970
Ratio of Expenses to Average Net Assets(i)	1 .90%	1 .90%(f)
Ratio of Net Investment Income to Average Net Assets	0 .19%	(0 .29)%(f)
Portfolio Turnover Rate	100 .6%	106 .2%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Effective June 13, 2008, Partners LargeCap Blend Fund I changed its name to LargeCap Blend Fund I.
(c)	Calculated based on average shares outstanding during the period.
(d)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.
(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.10 per share from January 10, 2007, through January 16, 2007.
(i)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

LARGECAP BLEND FUND II(b)
Class A shares
Net Asset Value, Beginning of Period	$ 12.45	$ 11.41	$ 10.35	$ 10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .06	0 .04	0 .05	–
Net Realized and Unrealized Gain (Loss) on Investments	(4 .22)	1 .61	1 .47	0.05

Total From Investment Operations	(4 .16)	1 .65	1 .52	0.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .03)	(0 .04)	(0 .02)	–
Distributions from Realized Gains	(1 .04)	(0 .57)	(0 .44)	–

Total Dividends and Distributions	(1 .07)	(0 .61)	(0 .46)	–

Net Asset Value, End of Period	$ 7.22	$ 12.45	$ 11.41	$ 10.35

Total Return(d)	(36 .29)%	15 .07%	15 .08%	0.49%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 37,841	$ 68,879	$ 59,400	$ 52,211
Ratio of Expenses to Average Net Assets	1 .35%	1 .40%	1 .40%	1.44%(f)
Ratio of Net Investment Income to Average Net Assets	0 .61%	0 .32%	0 .45%	(0 .01)%(f)
Portfolio Turnover Rate	60 .0%	53 .2%	52 .1%	51 .8%(f),(g)

	2008	2007	2006	2005(a)

LARGECAP BLEND FUND II(b)
Class B shares
Net Asset Value, Beginning of Period	$ 12.33	$ 11.33	$ 10.32	$ 10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .02)	(0 .04)	(0 .02)	(0 .03)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .17)	1 .61	1 .47	0.05

Total From Investment Operations	(4 .19)	1 .57	1 .45	0.02
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .04)	(0 .57)	(0 .44)	–

Total Dividends and Distributions	(1 .04)	(0 .57)	(0 .44)	–

Net Asset Value, End of Period	$ 7.10	$ 12.33	$ 11.33	$ 10.32

Total Return(d)	(36 .82)%	14 .37%	14 .40%	0.19%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 14,273	$ 27,824	$ 25,615	$ 22,978
Ratio of Expenses to Average Net Assets	2 .16%	2 .09%	2 .00%	2.15%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .19)%	(0 .37)%	(0 .15)%	(0 .71)%(f)
Portfolio Turnover Rate	60 .0%	53 .2%	52 .1%	51 .8%(f),(g)

	2008	2007(h)

LARGECAP BLEND FUND II(b)
Class C shares
Net Asset Value, Beginning of Period	$ 12.38	$ 11.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .02)	(0 .06)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .19)	1 .07

Total From Investment Operations	(4 .21)	1 .01
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .04)	–

Total Dividends and Distributions	(1 .04)	–

Net Asset Value, End of Period	$ 7.13	$ 12.38

Total Return(d)	(36 .84)%	8 .88%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 922	$ 1,182
Ratio of Expenses to Average Net Assets(i)	2 .20%	2 .20%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .25)%	(0 .65)%(f)
Portfolio Turnover Rate	60 .0%	53 .2%

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Effective June 13, 2008, Partners LargeCap Blend Fund changed its name to LargeCap Blend Fund II.
(c) Calculated based on average shares outstanding during the period.
(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e) Total return amounts have not been annualized.
(f) Computed on an annualized basis.
(g) Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.15 per share from January 10, 2007, through
January 16, 2007.
(i) Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

LARGECAP GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$ 9.96	$ 7.78	$ 7.09	$ 6.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	(0 .01)	–	(0 .01)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .70)	2 .30	0 .69	0.31

Total From Investment Operations	(3 .70)	2 .29	0 .69	0.30
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .01)	–	–
Distributions from Realized Gains	(0 .15)	(0 .10)	–	–
Tax Return of Capital Distribution	(0 .02)	–	–	–

Total Dividends and Distributions	(0 .17)	(0 .11)	–	–

Net Asset Value, End of Period	$ 6.09	$ 9.96	$ 7.78	$ 7.09

Total Return(c)	(37 .78)%	29 .78%	9 .73%	4.42%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 321,555	$ 535,659	$ 280,969	$ 270,930
Ratio of Expenses to Average Net Assets(e)	1 .21%	1 .19%	1 .13%	1.01%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .02)%	(0 .09)%	0 .06%	(0 .24)%(f)
Portfolio Turnover Rate	88 .8%	113 .1%(g)	93 .5%	169 .0%(f),(h)

	2008	2007	2006	2005(a)

LARGECAP GROWTH FUND
Class B shares
Net Asset Value, Beginning of Period	$ 9.76	$ 7.69	$ 7.07	$ 6.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .08)	(0 .09)	(0 .06)	(0 .02)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .60)	2 .26	0 .68	0.30

Total From Investment Operations	(3 .68)	2 .17	0 .62	0.28
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .15)	(0 .10)	–	–
Tax Return of Capital Distribution	(0 .02)	–	–	–

Total Dividends and Distributions	(0 .17)	(0 .10)	–	–

Net Asset Value, End of Period	$ 5.91	$ 9.76	$ 7.69	$ 7.07

Total Return(c)	(38 .36)%	28 .52%	8 .77%	4.12%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 31,802	$ 94,254	$ 28,890	$ 35,551
Ratio of Expenses to Average Net Assets(e)	2 .13%	2 .12%	2 .03%	1.73%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .91)%	(1 .06)%	(0 .85)%	(0 .96)%(f)
Portfolio Turnover Rate	88 .8%	113 .1%(g)	93 .5%	169 .0%(f),(h)

	2008	2007(i)

LARGECAP GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$ 9.90	$ 8.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .07)	(0 .07)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .66)	1 .82

Total From Investment Operations	(3 .73)	1 .75
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .15)	–
Tax Return of Capital Distribution	(0 .02)	–

Total Dividends and Distributions	(0 .17)	–

Net Asset Value, End of Period	$ 6.00	$ 9.90

Total Return(c)	(38 .32)%	21 .47%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 9,311	$ 8,037
Ratio of Expenses to Average Net Assets(e)	2 .02%	2 .03%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .89)%	(1 .06)%(f)
Portfolio Turnover Rate	88 .8%	113 .1%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Total return amounts have not been annualized.
(e)	Reflects Manager's contractual expense limit.
(f)	Computed on an annualized basis.
(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.
(h)	Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.
(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

LARGECAP GROWTH FUND I(b)
Class A shares
Net Asset Value, Beginning of Period	$ 9.45	$ 8.27	$ 8.08	$ 7.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .06)	(0 .05)	(0 .02)	(0 .02)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .67)	1 .60	0 .52	0.17

Total From Investment Operations	(3 .73)	1 .55	0 .50	0.15
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .40)	(0 .37)	(0 .31)	–

Total Dividends and Distributions	(0 .40)	(0 .37)	(0 .31)	–

Net Asset Value, End of Period	$ 5.32	$ 9.45	$ 8.27	$ 8.08

Total Return(d)	(41 .07)%	19 .42%	6 .12%	1.89%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 30,125	$ 55,689	$ 48,815	$ 48,782
Ratio of Expenses to Average Net Assets	1 .57%	1 .59%	1 .56%	1.47%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .83)%	(0 .57)%	(0 .30)%	(0 .86)%(f)
Portfolio Turnover Rate	64 .5%	47 .7%	58 .5%	66 .5%(f),(g)

	2008	2007	2006	2005(a)

LARGECAP GROWTH FUND I(b)
Class B shares
Net Asset Value, Beginning of Period	$ 9.25	$ 8.18	$ 8.06	$ 7.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .13)	(0 .12)	(0 .09)	(0 .05)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .56)	1 .56	0 .52	0.18

Total From Investment Operations	(3 .69)	1 .44	0 .43	0.13
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .40)	(0 .37)	(0 .31)	–

Total Dividends and Distributions	(0 .40)	(0 .37)	(0 .31)	–

Net Asset Value, End of Period	$ 5.16	$ 9.25	$ 8.18	$ 8.06

Total Return(d)	(41 .54)%	18 .25%	5 .24%	1.64%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 5,467	$ 12,656	$ 13,696	$ 14,707
Ratio of Expenses to Average Net Assets	2 .47%	2 .50%	2 .39%	2.39%(f)
Ratio of Net Investment Income to Average Net Assets	(1 .73)%	(1 .46)%	(1 .12)%	(1 .79)%(f)
Portfolio Turnover Rate	64 .5%	47 .7%	58 .5%	66 .5%(f),(g)

	2008	2007(h)

LARGECAP GROWTH FUND I(b)
Class C shares
Net Asset Value, Beginning of Period	$ 9.50	$ 8.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .11)	(0 .10)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .67)	1 .05

Total From Investment Operations	(3 .78)	0 .95
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .40)	–

Total Dividends and Distributions	(0 .40)	–

Net Asset Value, End of Period	$ 5.32	$ 9.50

Total Return(d)	(41 .39)%	11 .11%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 415	$ 652
Ratio of Expenses to Average Net Assets(i)	2 .20%	2 .20%(f)
Ratio of Net Investment Income to Average Net Assets	(1 .46)%	(1 .44)%(f)
Portfolio Turnover Rate	64 .5%	47 .7%

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Effective June 13, 2008, Partners LargeCap Growth Fund I changed its name to LargeCap Growth Fund I.
(c) Calculated based on average shares outstanding during the period.
(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e) Total return amounts have not been annualized.
(f) Computed on an annualized basis.
(g) Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through
January 16, 2007.
(i) Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

LARGECAP GROWTH FUND II(b)
Class A shares
Net Asset Value, Beginning of Period	$ 9.91	$ 8.92	$ 8.15	$ 8.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .04)	(0 .05)	(0 .05)	(0 .02)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .07)	1 .77	0 .91	0.11

Total From Investment Operations	(3 .11)	1 .72	0 .86	0.09
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .93)	(0 .73)	(0 .09)	–

Total Dividends and Distributions	(0 .93)	(0 .73)	(0 .09)	–

Net Asset Value, End of Period	$ 5.87	$ 9.91	$ 8.92	$ 8.15

Total Return(d)	(34 .55)%	20 .74%	10 .61%	1.12%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,107	$ 1,235	$ 595	$ 141
Ratio of Expenses to Average Net Assets	1 .70%	1 .70%	1 .70%	1.70%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .53)%	(0 .55)%	(0 .58)%	(0 .80)%(f)
Portfolio Turnover Rate	132 .4%	138 .3%(g)	143 .4%	95.2%(f)

	2008	2007(h)

LARGECAP GROWTH FUND II(b)
Class C shares
Net Asset Value, Beginning of Period	$ 9.84	$ 8.52
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .10)	(0 .10)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .03)	1 .42

Total From Investment Operations	(3 .13)	1 .32
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .93)	–

Total Dividends and Distributions	(0 .93)	–

Net Asset Value, End of Period	$ 5.78	$ 9.84

Total Return(d)	(35 .04)%	15 .49%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 374	$ 418
Ratio of Expenses to Average Net Assets	2 .45%	2 .45%(f)
Ratio of Net Investment Income to Average Net Assets	(1 .28)%	(1 .38)%(f)
Portfolio Turnover Rate	132 .4%	138 .3%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Effective June 13, 2008, Partners LargeCap Growth Fund II changed its name to LargeCap Growth Fund II.
(c)	Calculated based on average shares outstanding during the period.
(d)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Partners LargeCap Growth Fund.
(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.27 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

LARGECAP S&P 500 INDEX FUND
Class A shares
Net Asset Value, Beginning of Period	$ 11.06	$ 9.86	$ 8.66	$ 8.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .15	0 .14	0 .12	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(4 .10)	1 .21	1 .22	0.04

Total From Investment Operations	(3 .95)	1 .35	1 .34	0.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .14)	(0 .12)	(0 .10)	–
Distributions from Realized Gains	(0 .12)	(0 .03)	(0 .04)	–

Total Dividends and Distributions	(0 .26)	(0 .15)	(0 .14)	–

Net Asset Value, End of Period	$ 6.85	$ 11.06	$ 9.86	$ 8.66

Total Return(c)	(36 .55)%	13 .86%	15 .54%	0.81%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 53,542	$ 90,317	$ 78,995	$ 72,994
Ratio of Expenses to Average Net Assets	0 .65%	0 .66%	0 .67%	0.64%(e)
Ratio of Net Investment Income to Average Net Assets	1 .57%	1 .34%	1 .31%	1.03%(e)
Portfolio Turnover Rate	8 .2%	5 .6%	3 .7%	11 .5%(e),(f)

	2008	2007(g)

LARGECAP S&P 500 INDEX FUND
Class C shares
Net Asset Value, Beginning of Period	$ 10.99	$ 10.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .08	0 .05
Net Realized and Unrealized Gain (Loss) on Investments	(4 .07)	0 .82

Total From Investment Operations	(3 .99)	0 .87
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .07)	–
Distributions from Realized Gains	(0 .12)	–

Total Dividends and Distributions	(0 .19)	–

Net Asset Value, End of Period	$ 6.81	$ 10.99

Total Return(c)	(36 .92)%	8 .60%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 2,428	$ 2,691
Ratio of Expenses to Average Net Assets(h)	1 .30%	1 .30%(e)
Ratio of Net Investment Income to Average Net Assets	0 .92%	0 .56%(e)
Portfolio Turnover Rate	8 .2%	5 .6%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.
(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.12 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

LARGECAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$ 13.53	$ 13.11	$ 11.34	$ 11 .31
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .19	0 .19	0 .18	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(4 .59)	1 .00	1 .98	(0 .02)

Total From Investment Operations	(4 .40)	1 .19	2 .16	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .16)	(0 .17)	(0 .10)	–
Distributions from Realized Gains	(1 .04)	(0 .60)	(0 .29)	–

Total Dividends and Distributions	(1 .20)	(0 .77)	(0 .39)	–

Net Asset Value, End of Period	$ 7.93	$ 13.53	$ 13.11	$ 11 .34

Total Return(c)	(35 .48)%	9 .47%	19 .53%	0.27%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 171,897	$ 298,926	$ 295,285	$ 281,278
Ratio of Expenses to Average Net Assets	0 .97%	0 .94%	0 .90%	0.80%(e)
Ratio of Net Investment Income to Average Net Assets	1 .78%	1 .41%	1 .50%	1.18%(e)
Portfolio Turnover Rate	132 .1%	100 .3%	92 .8%	181 .1%(e),(f)

	2008	2007	2006	2005(a)

LARGECAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$ 13.42	$ 13 .00	$ 11 .33	$ 11 .31
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .09	0 .04	0 .06	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(4 .57)	1 .01	1 .96	(0 .01)

Total From Investment Operations	(4 .48)	1 .05	2 .02	0.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .03)	(0 .03)	(0 .06)	–
Distributions from Realized Gains	(1 .04)	(0 .60)	(0 .29)	–

Total Dividends and Distributions	(1 .07)	(0 .63)	(0 .35)	–

Net Asset Value, End of Period	$ 7.87	$ 13 .42	$ 13 .00	$ 11 .33

Total Return(c)	(36 .08)%	8 .37%	18 .18%	0.18%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 9,598	$ 20,306	$ 23,025	$ 24,515
Ratio of Expenses to Average Net Assets	1 .96%	2 .01%	1 .88%	1.22%(e)
Ratio of Net Investment Income to Average Net Assets	0 .80%	0 .34%	0 .52%	0.77%(e)
Portfolio Turnover Rate	132 .1%	100 .3%	92 .8%	181 .1%(e),(f)

	2008	2007(g)

LARGECAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$ 13.44	$ 12.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .11	0 .05
Net Realized and Unrealized Gain (Loss) on Investments	(4 .55)	0 .59

Total From Investment Operations	(4 .44)	0 .64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .07)	–
Distributions from Realized Gains	(1 .04)	–

Total Dividends and Distributions	(1 .11)	–

Net Asset Value, End of Period	$ 7.89	$ 13.44

Total Return(c)	(35 .81)%	5 .00%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,130	$ 1,043
Ratio of Expenses to Average Net Assets(h)	1 .70%	1 .70%(e)
Ratio of Net Investment Income to Average Net Assets	1 .02%	0 .44%(e)
Portfolio Turnover Rate	132 .1%	100 .3%

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.
(g) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.13 per share from January 10, 2007, through
January 16, 2007.
(h) Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

LARGECAP VALUE FUND III(b)
Class A shares
Net Asset Value, Beginning of Period	$ 15.88	$ 15.58	$ 13.51	$ 13.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .22	0 .18	0 .16	0.02
Net Realized and Unrealized Gain (Loss) on Investments	(6 .50)	0 .97	2 .51	(0 .10)

Total From Investment Operations	(6 .28)	1 .15	2 .67	(0 .08)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .19)	(0 .14)	(0 .09)	–
Distributions from Realized Gains	(0 .94)	(0 .71)	(0 .51)	–

Total Dividends and Distributions	(1 .13)	(0 .85)	(0 .60)	–

Net Asset Value, End of Period	$ 8.47	$ 15.88	$ 15.58	$ 13.51

Total Return(d)	(42 .36)%	7 .63%	20 .40%	(0 .59)%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 32,423	$ 69,156	$ 64,815	$ 53,806
Ratio of Expenses to Average Net Assets	1 .43%	1 .41%	1 .41%	1.49%(f)
Ratio of Net Investment Income to Average Net Assets	1 .81%	1 .17%	1 .10%	0.47%(f)
Portfolio Turnover Rate	55 .3%	29 .2%	20 .7%	28 .1%(f),(g)

	2008	2007	2006	2005(a)

LARGECAP VALUE FUND III(b)
Class B shares
Net Asset Value, Beginning of Period	$ 15.81	$ 15.54	$ 13.47	$ 13.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .11	0 .06	0 .07	(0 .02)
Net Realized and Unrealized Gain (Loss) on Investments	(6 .47)	0 .96	2 .51	(0 .10)

Total From Investment Operations	(6 .36)	1 .02	2 .58	(0 .12)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .09)	(0 .04)	–	–
Distributions from Realized Gains	(0 .94)	(0 .71)	(0 .51)	–

Total Dividends and Distributions	(1 .03)	(0 .75)	(0 .51)	–

Net Asset Value, End of Period	$ 8.42	$ 15.81	$ 15.54	$ 13.47

Total Return(d)	(42 .87)%	6 .74%	19 .67%	(0 .88)%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 10,135	$ 23,269	$ 23,374	$ 20,509
Ratio of Expenses to Average Net Assets	2 .30%	2 .18%	2 .05%	2.28%(f)
Ratio of Net Investment Income to Average Net Assets	0 .94%	0 .40%	0 .46%	(0 .33)%(f)
Portfolio Turnover Rate	55 .3%	29 .2%	20 .7%	28 .1%(f),(g)

	2008	2007(h)

LARGECAP VALUE FUND III(b)
Class C shares
Net Asset Value, Beginning of Period	$ 15.80	$ 15.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .11	0 .02
Net Realized and Unrealized Gain (Loss) on Investments	(6 .46)	0 .39

Total From Investment Operations	(6 .35)	0 .41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .08)	–
Distributions from Realized Gains	(0 .94)	–

Total Dividends and Distributions	(1 .02)	–

Net Asset Value, End of Period	$ 8.43	$ 15.80

Total Return(d)	(42 .78)%	2 .66%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 884	$ 1,363
Ratio of Expenses to Average Net Assets	2 .25%	2 .25%(f)
Ratio of Net Investment Income to Average Net Assets	0 .95%	0 .13%(f)
Portfolio Turnover Rate	55 .3%	29 .2%

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Effective June 13, 2008, Partners LargeCap Value Fund changed its name to LargeCap Value Fund III.
(c) Calculated based on average shares outstanding during the period.
(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e) Total return amounts have not been annualized.
(f) Computed on an annualized basis.
(g) Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

MIDCAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$ 15.97	$ 14.89	$ 13.78	$ 13.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .01)	0 .01	0 .04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(4 .94)	2 .52	1 .81	0.49

Total From Investment Operations	(4 .95)	2 .53	1 .85	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .03)	(0 .03)	–
Distributions from Realized Gains	(1 .48)	(1 .42)	(0 .71)	–

Total Dividends and Distributions	(1 .48)	(1 .45)	(0 .74)	–

Net Asset Value, End of Period	$ 9.54	$ 15.97	$ 14.89	$ 13.78

Total Return(c)	(33 .98)%	18 .27%	13 .87%	3.77%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 362,130	$ 596,568	$ 549,528	$ 517,870
Ratio of Expenses to Average Net Assets(e)	1 .06%	1 .02%	1 .02%	1.02%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .05)%	0 .03%	0 .28%	0.21%(f)
Portfolio Turnover Rate	26 .8%	30 .6%	43 .4%	133 .8%(f),(g)

	2008	2007	2006	2005(a)

MIDCAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$ 15.92	$ 14.86	$ 13.76	$ 13.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .06)	(0 .04)	–	–
Net Realized and Unrealized Gain (Loss) on Investments	(4 .92)	2 .52	1 .81	0.48

Total From Investment Operations	(4 .98)	2 .48	1 .81	0.48
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .48)	(1 .42)	(0 .71)	–

Total Dividends and Distributions	(1 .48)	(1 .42)	(0 .71)	–

Net Asset Value, End of Period	$ 9.46	$ 15.92	$ 14.86	$ 13.76

Total Return(c)	(34 .31)%	17 .93%	13 .60%	3.61%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 35,769	$ 69,393	$ 68,090	$ 71,900
Ratio of Expenses to Average Net Assets(e)	1 .50%	1 .32%	1 .32%	1.32%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .48)%	(0 .26)%	(0 .02)%	(0 .09)%(f)
Portfolio Turnover Rate	26 .8%	30 .6%	43 .4%	133 .8%(f),(g)

	2008	2007(h)

MIDCAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$ 15.86	$ 14.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .12)	(0 .12)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .88)	1 .78

Total From Investment Operations	(5 .00)	1 .66
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .48)	–

Total Dividends and Distributions	(1 .48)	–

Net Asset Value, End of Period	$ 9.38	$ 15.86

Total Return(c)	(34 .58)%	11 .69%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 3,639	$ 3,914
Ratio of Expenses to Average Net Assets(e)	1 .95%	1 .95%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .94)%	(0 .98)%(f)
Portfolio Turnover Rate	26 .8%	30 .6%

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Reflects Manager's contractual expense limit.
(f) Computed on an annualized basis.
(g) Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

MIDCAP GROWTH FUND I(b)
Class A shares
Net Asset Value, Beginning of Period	$ 13.10	$ 12.68	$ 11.87	$ 11.47
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .08)	(0 .09)	(0 .09)	(0 .04)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .80)	2 .10	1 .62	0.44

Total From Investment Operations	(4 .88)	2 .01	1 .53	0.40
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .40)	(1 .59)	(0 .72)	–

Total Dividends and Distributions	(1 .40)	(1 .59)	(0 .72)	–

Net Asset Value, End of Period	$ 6.82	$ 13.10	$ 12.68	$ 11.87

Total Return(d)	(41 .57)%	17 .32%	13 .21%	3.49%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,885	$ 3,573	$ 1,722	$ 365
Ratio of Expenses to Average Net Assets(f)	1 .75%	1 .75%	1 .75%	1.75%(g)
Ratio of Net Investment Income to Average Net Assets	(0 .78)%	(0 .75)%	(0 .76)%	(0 .90)%(g)
Portfolio Turnover Rate	98 .8%	120 .6%	133 .4%	84.5%(g)

	2008	2007(h)

MIDCAP GROWTH FUND I(b)
Class C shares
Net Asset Value, Beginning of Period	$ 13.02	$ 11.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .16)	(0 .16)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .74)	1 .49

Total From Investment Operations	(4 .90)	1 .33
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .40)	–

Total Dividends and Distributions	(1 .40)	–

Net Asset Value, End of Period	$ 6.72	$ 13.02

Total Return(d)	(42 .02)%	11 .38%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 202	$ 332
Ratio of Expenses to Average Net Assets(f)	2 .50%	2 .50%(g)
Ratio of Net Investment Income to Average Net Assets	(1 .53)%	(1 .58)%(g)
Portfolio Turnover Rate	98 .8%	120 .6%

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Effective June 13, 2008, Partners MidCap Growth Fund I changed its name to MidCap Growth Fund I.
(c) Calculated based on average shares outstanding during the period.
(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e) Total return amounts have not been annualized.
(f) Reflects Manager's contractual expense limit.
(g) Computed on an annualized basis.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

MIDCAP GROWTH FUND III(b)
Class A shares
Net Asset Value, Beginning of Period	$ 11.99	$ 9.46	$ 8.77	$ 8.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .10)	(0 .12)	(0 .09)	(0 .04)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .92)	2 .93	0 .85	0.41

Total From Investment Operations	(5 .02)	2 .81	0 .76	0.37
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .77)	(0 .28)	(0 .07)	–

Total Dividends and Distributions	(0 .77)	(0 .28)	(0 .07)	–

Net Asset Value, End of Period	$ 6.20	$ 11.99	$ 9.46	$ 8.77

Total Return(d)	(44 .68)%	30 .43%	8 .64%	4.40%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 21,252	$ 39,400	$ 27,926	$ 25,628
Ratio of Expenses to Average Net Assets(f)	1 .73%	1 .75%	1 .75%	1.75%(g)
Ratio of Net Investment Income to Average Net Assets	(1 .05)%	(1 .17)%	(0 .97)%	(1 .40)%(g)
Portfolio Turnover Rate	167 .3%	144 .9%	145 .8%	185 .7%(g),(h)

	2008	2007	2006	2005(a)

MIDCAP GROWTH FUND III(b)
Class B shares
Net Asset Value, Beginning of Period	$ 11.78	$ 9.36	$ 8.75	$ 8.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .17)	(0 .20)	(0 .16)	(0 .06)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .80)	2 .90	0 .84	0.41

Total From Investment Operations	(4 .97)	2 .70	0 .68	0.35
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .77)	(0 .28)	(0 .07)	–

Total Dividends and Distributions	(0 .77)	(0 .28)	(0 .07)	–

Net Asset Value, End of Period	$ 6.04	$ 11.78	$ 9.36	$ 8.75

Total Return(d)	(45 .07)%	29 .55%	7 .74%	4.17%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 5,477	$ 12,895	$ 10,516	$ 10,436
Ratio of Expenses to Average Net Assets(f)	2 .50%	2 .50%	2 .50%	2.50%(g)
Ratio of Net Investment Income to Average Net Assets	(1 .81)%	(1 .91)%	(1 .71)%	(2 .14)%(g)
Portfolio Turnover Rate	167 .3%	144 .9%	145 .8%	185 .7%(g),(h)

	2008	2007(i)

MIDCAP GROWTH FUND III(b)
Class C shares
Net Asset Value, Beginning of Period	$ 11.99	$ 9.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .17)	(0 .17)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .90)	2 .37

Total From Investment Operations	(5 .07)	2 .20
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .77)	–

Total Dividends and Distributions	(0 .77)	–

Net Asset Value, End of Period	$ 6.15	$ 11.99

Total Return(d)	(45 .12)%	22 .47%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 778	$ 1,070
Ratio of Expenses to Average Net Assets(f)	2 .50%	2 .50%(g)
Ratio of Net Investment Income to Average Net Assets	(1 .82)%	(1 .94)%(g)
Portfolio Turnover Rate	167 .3%	144 .9%

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Effective June 13, 2008, Partners MidCap Growth Fund changed its name to MidCap Growth Fund III.
(c) Calculated based on average shares outstanding during the period.
(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e) Total return amounts have not been annualized.
(f) Reflects Manager's contractual expense limit.
(g) Computed on an annualized basis.
(h) Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.
(i) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.17 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

MIDCAP STOCK FUND
Class A shares
Net Asset Value, Beginning of Period	$ 20.55	$ 20.86	$ 19.23	$ 17 .06	$ 15 .34
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .13	0 .15	0 .10	0.24	0 .02
Net Realized and Unrealized Gain (Loss) on Investments	(6 .28)	0 .62	3 .02	2.56	1 .75

Total From Investment Operations	(6 .15)	0 .77	3 .12	2.80	1 .77
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .17)	(0 .11)	(0 .26)	(0 .03)	(0 .01)
Distributions from Realized Gains	(2 .77)	(0 .97)	(1 .23)	(0 .60)	(0 .04)

Total Dividends and Distributions	(2 .94)	(1 .08)	(1 .49)	(0 .63)	(0 .05)

Net Asset Value, End of Period	$ 11.46	$ 20.55	$ 20.86	$ 19 .23	$ 17 .06

Total Return(b)	(34 .40)%	3 .62%	17 .12%	16.75%	11 .57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 36,639	$ 252,198	$ 215,201	$ 93,180	$ 59,491
Ratio of Expenses to Average Net Assets	1 .30%	1 .08%	1 .09%	1.12%	1 .14%
Ratio of Gross Expenses to Average Net Assets(c)	–%	1 .08%	1 .09%	1.12%	1 .14%
Ratio of Net Investment Income to Average Net Assets	0 .84%	0 .70%	0 .53%	1.32%	0 .12%
Portfolio Turnover Rate	29 .1%	25 .8%	22 .0%	28 .0%	23 .0%

	2008	2007	2006	2005	2004

MIDCAP STOCK FUND
Class B shares
Net Asset Value, Beginning of Period	$ 19.23	$ 19.66	$ 18.23	$ 16.33	$ 14.82
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0 .04)	(0 .05)	(0 .09)	0.06	(0 .14)
Net Realized and Unrealized Gain (Loss) on Investments	(5 .79)	0 .59	2 .85	2.44	1 .69

Total From Investment Operations	(5 .83)	0 .54	2 .76	2.50	1 .55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .03)	–	(0 .10)	–	–
Distributions from Realized Gains	(2 .77)	(0 .97)	(1 .23)	(0 .60)	(0 .04)

Total Dividends and Distributions	(2 .80)	(0 .97)	(1 .33)	(0 .60)	(0 .04)

Net Asset Value, End of Period	$ 10.60	$ 19.23	$ 19.66	$ 18.23	$ 16.33

Total Return(b)	(34 .98)%	2 .63%	15 .95%	15.63%	10 .54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 12,453	$ 29,395	$ 30,663	$ 24,218	$ 19,958
Ratio of Expenses to Average Net Assets	2 .22%	2 .06%	2 .07%	2.11%	2 .12%
Ratio of Gross Expenses to Average Net Assets(c)	–%	2 .10%	2 .07%	2.11%	2 .12%
Ratio of Net Investment Income to Average Net Assets	(0 .30)%	(0 .26)%	(0 .45)%	0.33%	(0 .86)%
Portfolio Turnover Rate	29 .1%	25 .8%	22 .0%	28.0%	23 .0%

	2008	2007	2006	2005	2004

MIDCAP STOCK FUND
Class C shares
Net Asset Value, Beginning of Period	$ 19.25	$ 19.66	$ 18.28	$ 16.36	$ 14.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0 .05)	(0 .03)	(0 .06)	0.08	(0 .13)
Net Realized and Unrealized Gain (Loss) on Investments	(5 .79)	0 .59	2 .85	2.44	1 .70

Total From Investment Operations	(5 .84)	0 .56	2 .79	2.52	1 .57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .04)	–	(0 .18)	–	–
Distributions from Realized Gains	(2 .77)	(0 .97)	(1 .23)	(0 .60)	(0 .04)

Total Dividends and Distributions	(2 .81)	(0 .97)	(1 .41)	(0 .60)	(0 .04)

Net Asset Value, End of Period	$ 10.60	$ 19.25	$ 19.66	$ 18.28	$ 16.36

Total Return(b)	(35 .00)%	2 .74%	16 .09%	15.73%	10 .60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 4,296	$ 10,380	$ 8,051	$ 4,303	$ 1,769
Ratio of Expenses to Average Net Assets	2 .25%	1 .95%	1 .95%	1.99%	2 .04%
Ratio of Gross Expenses to Average Net Assets(c)	–%	2 .18%	1 .95%	1.99%	2 .04%
Ratio of Net Investment Income to Average Net Assets	(0 .33)%	(0 .16)%	(0 .33)%	0.45%	(0 .79)%
Portfolio Turnover Rate	29 .1%	25 .8%	22 .0%	28.0%	23 .0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c)	Excludes expense reimbursement from Manager and/or custodian credits.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

MIDCAP VALUE FUND II(b)

Class A shares

Net Asset Value, Beginning of Period	$ 15.88	$ 15.93	$ 15.08	$ 14.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .05	0 .01	(0 .01)	(0 .03)
Net Realized and Unrealized Gain (Loss) on Investments	(6 .26)	1 .23	2 .19	0.25

Total From Investment Operations	(6 .21)	1 .24	2 .18	0.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .02)	–	–	–
Distributions from Realized Gains	(1 .59)	(1 .29)	(1 .33)	–

Total Dividends and Distributions	(1 .61)	(1 .29)	(1 .33)	–

Net Asset Value, End of Period	$ 8.06	$ 15.88	$ 15.93	$ 15.08

Total Return(d)	(43 .29)%	7 .98%	15 .13%	1.48%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 6,097	$ 12,310	$ 9,266	$ 2,196
Ratio of Expenses to Average Net Assets(f)	1 .75%	1 .72%	1 .75%	1.75%(g)
Ratio of Net Investment Income to Average Net Assets	0 .42%	0 .09%	(0 .05)%	(0 .62)%(g)
Portfolio Turnover Rate	165 .6%	147 .3%	151 .4%	87.9%(g)

	2008	2007	2006	2005(a)

MIDCAP VALUE FUND II(b)
Class B shares
Net Asset Value, Beginning of Period	$ 15.71	$ 15.89	$ 15.05	$ 14.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .04)	(0 .11)	(0 .12)	(0 .07)
Net Realized and Unrealized Gain (Loss) on Investments	(6 .16)	1 .22	2 .29	0.26

Total From Investment Operations	(6 .20)	1 .11	2 .17	0.19
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .59)	(1 .29)	(1 .33)	–

Total Dividends and Distributions	(1 .59)	(1 .29)	(1 .33)	–

Net Asset Value, End of Period	$ 7.92	$ 15.71	$ 15.89	$ 15.05

Total Return(d)	(43 .68)%	7 .12%	15 .11%	1.28%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,006	$ 2,087	$ 1,324	$ 427
Ratio of Expenses to Average Net Assets(f)	2 .50%	2 .50%	2 .50%	2.50%(g)
Ratio of Net Investment Income to Average Net Assets	(0 .33)%	(0 .70)%	(0 .80)%	(1 .29)%(g)
Portfolio Turnover Rate	165 .6%	147 .3%	151 .4%	87.9%(g)

	2008	2007(h)

MIDCAP VALUE FUND II(b)
Class C shares
Net Asset Value, Beginning of Period	$ 15.79	$ 15.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .04)	(0 .10)
Net Realized and Unrealized Gain (Loss) on Investments	(6 .20)	0 .61

Total From Investment Operations	(6 .24)	0 .51
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .59)	–

Total Dividends and Distributions	(1 .59)	–

Net Asset Value, End of Period	$ 7.96	$ 15.79

Total Return(d)	(43 .72)%	3 .34%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 744	$ 1,307
Ratio of Expenses to Average Net Assets(f)	2 .50%	2 .50%(g)
Ratio of Net Investment Income to Average Net Assets	(0 .33)%	(0 .79)%(g)
Portfolio Turnover Rate	165 .6%	147 .3%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Effective June 13, 2008, Partners MidCap Value Fund changed its name to MidCap Value II.
(c)	Calculated based on average shares outstanding during the period.
(d)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e)	Total return amounts have not been annualized.
(f)	Reflects Manager's contractual expense limit.
(g)	Computed on an annualized basis.
(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

MONEY MARKET FUND
Class A shares
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .03	0 .05	0 .04	0.01

Total From Investment Operations	0 .03	0 .05	0 .04	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .03)	(0 .05)	(0 .04)	(0 .01)

Total Dividends and Distributions	(0 .03)	(0 .05)	(0 .04)	(0 .01)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(c)	3 .02%	5 .02%	4 .41%	1.02%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 775,670	$ 1,953,474	$ 431,696	$ 344,589
Ratio of Expenses to Average Net Assets(e)	0 .50%	0 .44%	0 .54%	0.60%(f)
Ratio of Net Investment Income to Average Net Assets	3 .19%	4 .91%	4 .35%	2.95%(f)

	2008	2007	2006	2005(a)

MONEY MARKET FUND
Class B shares
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .02	0 .04	0 .03	0.01

Total From Investment Operations	0 .02	0 .04	0 .03	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .02)	(0 .04)	(0 .03)	(0 .01)

Total Dividends and Distributions	(0 .02)	(0 .04)	(0 .03)	(0 .01)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(c)	2 .03%	4 .04%	2 .90%	0.59%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 87,353	$ 33,265	$ 2,976	$ 3,099
Ratio of Expenses to Average Net Assets(e)	1 .50%	1 .41%	1 .98%	1.87%(f)
Ratio of Net Investment Income to Average Net Assets	1 .87%	3 .95%	2 .90%	1.67%(f)

	2008	2007(g)

MONEY MARKET FUND
Class C shares
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .02	0 .03

Total From Investment Operations	0 .02	0 .03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .02)	(0 .03)

Total Dividends and Distributions	(0 .02)	(0 .03)

Net Asset Value, End of Period	$ 1.00	$ 1.00

Total Return(c)	2 .08%	2 .94%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 42,966	$ 11,214
Ratio of Expenses to Average Net Assets(e)	1 .44%	1 .70%(f)
Ratio of Net Investment Income to Average Net Assets	1 .84%	3 .67%(f)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Total return amounts have not been annualized.
(e)	Reflects Manager's contractual expense limit.
(f)	Computed on an annualized basis.
(g)	Period from January 16, 2007, date shares first offered, through October 31, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

MORTGAGE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$ 10 .54	$ 10 .54	$ 10 .53	$ 10.88	$ 10.89
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .46(a)	0 .47(a)	0 .44	0 .41(a)	0 .40(a)
Net Realized and Unrealized Gain (Loss) on Investments	(0 .17)	0 .01	0 .04	(0 .30)	0 .05

Total From Investment Operations	0 .29	0 .48	0 .48	0.11	0 .45
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .49)	(0 .48)	(0 .47)	(0 .46)	(0 .46)

Total Dividends and Distributions	(0 .49)	(0 .48)	(0 .47)	(0 .46)	(0 .46)

Net Asset Value, End of Period	$ 10 .34	$ 10 .54	$ 10 .54	$ 10.53	$ 10.88

Total Return(b)	2 .72%	4 .65%	4 .74%	1.02%	4 .26%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 83,376	$ 90,167	$ 98,110	$ 120,615	$ 134,896
Ratio of Expenses to Average Net Assets	0 .91%	0 .91%	0 .91%	0.92%	0 .93%
Ratio of Gross Expenses to Average Net Assets(c)	–%	0 .93%	0 .91%	0.92%	0 .93%
Ratio of Net Investment Income to Average Net Assets	4 .38%	4 .45%	4 .25%	3.84%	3 .64%
Portfolio Turnover Rate	5 .3%	13 .6%	13 .0%	34.0%	30 .0%

	2008	2007	2006	2005	2004

MORTGAGE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period	$ 10 .53	$ 10 .54	$ 10 .52	$ 10.87	$ 10.88
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .39(a)	0 .39(a)	0 .37	0 .33(a)	0 .32(a)
Net Realized and Unrealized Gain (Loss) on Investments	(0 .17)	–	0 .05	(0 .30)	0 .05

Total From Investment Operations	0 .22	0 .39	0 .42	0.03	0 .37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .41)	(0 .40)	(0 .40)	(0 .38)	(0 .38)

Total Dividends and Distributions	(0 .41)	(0 .40)	(0 .40)	(0 .38)	(0 .38)

Net Asset Value, End of Period	$ 10 .34	$ 10 .53	$ 10 .54	$ 10.52	$ 10.87

Total Return(b)	2 .06%	3 .78%	4 .06%	0.28%	3 .50%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 39,613	$ 58,227	$ 85,761	$ 122,147	$ 157,900
Ratio of Expenses to Average Net Assets	1 .65%	1 .66%	1 .66%	1.65%	1 .65%
Ratio of Gross Expenses to Average Net Assets(c)	–%	1 .68%	1 .66%	1.65%	1 .65%
Ratio of Net Investment Income to Average Net Assets	3 .64%	3 .72%	3 .50%	3.11%	2 .92%
Portfolio Turnover Rate	5 .3%	13 .6%	13 .0%	34.0%	30 .0%

	2008	2007	2006	2005	2004

MORTGAGE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$ 10.52	$ 10.53	$ 10.51	$ 10.86	$ 10.87
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .39(a)	0 .39(a)	0 .37	0 .33(a)	0 .32(a)
Net Realized and Unrealized Gain (Loss) on Investments	(0 .18)	0 .01	0 .05	(0 .30)	0 .05

Total From Investment Operations	0 .21	0 .40	0 .42	0.03	0 .37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .41)	(0 .41)	(0 .40)	(0 .38)	(0 .38)

Total Dividends and Distributions	(0 .41)	(0 .41)	(0 .40)	(0 .38)	(0 .38)

Net Asset Value, End of Period	$ 10.32	$ 10.52	$ 10.53	$ 10.51	$ 10.86

Total Return(b)	1 .99%	3 .92%	4 .00%	0.29%	3 .53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 6,118	$ 7,273	$ 7,964	$ 6,775	$ 6,279
Ratio of Expenses to Average Net Assets	1 .63%	1 .63%	1 .63%	1.64%	1 .64%
Ratio of Gross Expenses to Average Net Assets(c)	–%	1 .93%	1 .63%	1.64%	1 .64%
Ratio of Net Investment Income to Average Net Assets	3 .66%	3 .74%	3 .53%	3.12%	2 .93%
Portfolio Turnover Rate	5 .3%	13 .6%	13 .0%	34.0%	30 .0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c)	Excludes expense reimbursement from Manager and/or custodian credits.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

PREFERRED SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$ 10.11	$ 10.76	$ 10.60	$ 10.94
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .58	0 .59	0 .57	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(3 .45)	(0 .63)	0 .09	(0 .26)

Total From Investment Operations	(2 .87)	(0 .04)	0 .66	(0 .07)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .56)	(0 .61)	(0 .50)	(0 .27)

Total Dividends and Distributions	(0 .56)	(0 .61)	(0 .50)	(0 .27)

Net Asset Value, End of Period	$ 6.68	$ 10.11	$ 10.76	$ 10.60

Total Return(c)	(29 .61)%	(0 .45)%	6 .44%	(0 .66)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 190,999	$ 81,441	$ 7,105	$ 2,174
Ratio of Expenses to Average Net Assets(e)	1 .00%	1 .00%	1 .08%	1.35%(f)
Ratio of Net Investment Income to Average Net Assets	6 .61%	5 .65%	5 .42%	5.07%(f)
Portfolio Turnover Rate	18 .7%	33 .9%	22 .4%	17.8%(f)

	2008	2007(g)

PREFERRED SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$ 10.11	$ 10.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .52	0 .39
Net Realized and Unrealized Gain (Loss) on Investments	(3 .46)	(0 .68)

Total From Investment Operations	(2 .94)	(0 .29)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .49)	(0 .39)

Total Dividends and Distributions	(0 .49)	(0 .39)

Net Asset Value, End of Period	$ 6.68	$ 10.11

Total Return(c)	(30 .14)%	(2 .72)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 116,229	$ 21,750
Ratio of Expenses to Average Net Assets(e)	1 .75%	1 .75%(f)
Ratio of Net Investment Income to Average Net Assets	5 .94%	4 .85%(f)
Portfolio Turnover Rate	18 .7%	33 .9%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Total return amounts have not been annualized.
(e)	Reflects Manager's contractual expense limit.
(f)	Computed on an annualized basis.
(g)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 per share of net investment income and incurred a net realized and unrealized loss of $.02 per share from January 10, 2007, through January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

TABLE OF CONTENTS

	2008	2007	2006	2005(a)

PRINCIPAL LIFETIME 2010 FUND
Class A shares
Net Asset Value, Beginning of Period	$ 14.23	$ 13.28	$ 12.11	$ 12.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .43	0 .37	0 .32	0 .05
Net Realized and Unrealized Gain (Loss) on Investments	(4 .75)	1 .00	1 .08	0 .02

Total From Investment Operations	(4 .32)	1 .37	1 .40	0 .07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .44)	(0 .35)	(0 .15)	–
Distributions from Realized Gains	(0 .23)	(0 .07)	(0 .08)	–

Total Dividends and Distributions	(0 .67)	(0 .42)	(0 .23)	–

Net Asset Value, End of Period	$ 9.24	$ 14.23	$ 13.28	$ 12.11

Total Return(c)	(31 .75)%	10 .62%	11 .78%	0 .58%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 27,444	$ 33,273	$ 17,464	$ 3,070
Ratio of Expenses to Average Net Assets(e),(f)	0 .50%	0 .50%	0 .62%	1 .30%(g)
Ratio of Net Investment Income to Average Net Assets	3 .58%	2 .69%	2 .53%	1 .27%(g)
Portfolio Turnover Rate	12 .7%	14 .7%	16 .6%	10 .2%(g)

	2008	2007(h)

PRINCIPAL LIFETIME 2010 FUND
Class C shares
Net Asset Value, Beginning of Period	$ 14.15	$ 13.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .35	0 .15
Net Realized and Unrealized Gain (Loss) on Investments	(4 .74)	0 .75

Total From Investment Operations	(4 .39)	0 .90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .34)	–
Distributions from Realized Gains	(0 .23)	–

Total Dividends and Distributions	(0 .57)	–

Net Asset Value, End of Period	$ 9.19	$ 14.15

Total Return(c)	(32 .22)%	6 .79%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 3,856	$ 5,492
Ratio of Expenses to Average Net Assets(e),(f)	1 .25%	1 .25%(g)
Ratio of Net Investment Income to Average Net Assets	2 .89%	1 .39%(g)
Portfolio Turnover Rate	12 .7%	14 .7%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Total return amounts have not been annualized.
(e)	Reflects Manager's contractual expense limit.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Computed on an annualized basis.
(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.12 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

PRINCIPAL LIFETIME 2020 FUND
Class A shares
Net Asset Value, Beginning of Period	$ 15.16	$ 13.75	$ 12.28	$ 12.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .37	0 .31	0 .25	0 .03
Net Realized and Unrealized Gain (Loss) on Investments	(5 .49)	1 .54	1 .48	0 .12

Total From Investment Operations	(5 .12)	1 .85	1 .73	0 .15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .40)	(0 .35)	(0 .16)	–
Distributions from Realized Gains	(0 .29)	(0 .09)	(0 .10)	–

Total Dividends and Distributions	(0 .69)	(0 .44)	(0 .26)	–

Net Asset Value, End of Period	$ 9.35	$ 15.16	$ 13.75	$ 12.28

Total Return(c)	(35 .25)%	13 .75%	14 .34%	1 .24%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 49,723	$ 52,923	$ 23,723	$ 3,655
Ratio of Expenses to Average Net Assets(e),(f)	0 .50%	0 .50%	0 .61%	1 .40%(g)
Ratio of Net Investment Income to Average Net Assets	2 .93%	2 .17%	1 .91%	0 .75%(g)
Portfolio Turnover Rate	7 .1%	15 .1%	7 .4%	5 .5%(g)

	2008	2007	2006	2005(a)

PRINCIPAL LIFETIME 2020 FUND
Class B shares
Net Asset Value, Beginning of Period	$ 15.12	$ 13.72	$ 12.24	$ 12.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .32	0 .21	0 .14	–
Net Realized and Unrealized Gain (Loss) on Investments	(5 .52)	1 .52	1 .50	0 .11

Total From Investment Operations	(5 .20)	1 .73	1 .64	0 .11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .30)	(0 .24)	(0 .06)	–
Distributions from Realized Gains	(0 .29)	(0 .09)	(0 .10)	–

Total Dividends and Distributions	(0 .59)	(0 .33)	(0 .16)	–

Net Asset Value, End of Period	$ 9.33	$ 15.12	$ 13.72	$ 12.24

Total Return(c)	(35 .71)%	12 .80%	13 .57%	0 .91%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 7,264	$ 11,033	$ 5,682	$ 979
Ratio of Expenses to Average Net Assets(e),(f)	1 .25%	1 .25%	1 .40%	2 .15%(g)
Ratio of Net Investment Income to Average Net Assets	2 .55%	1 .50%	1 .11%	(0 .04)%(g)
Portfolio Turnover Rate	7 .1%	15 .1%	7 .4%	5 .5%(g)

	2008	2007(h)

PRINCIPAL LIFETIME 2020 FUND
Class C shares
Net Asset Value, Beginning of Period	$ 15.07	$ 13.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .29	0 .06
Net Realized and Unrealized Gain (Loss) on Investments	(5 .48)	1 .18

Total From Investment Operations	(5 .19)	1 .24
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .30)	–
Distributions from Realized Gains	(0 .29)	–

Total Dividends and Distributions	(0 .59)	–

Net Asset Value, End of Period	$ 9.29	$ 15.07

Total Return(c)	(35 .75)%	8 .97%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 5,572	$ 7,038
Ratio of Expenses to Average Net Assets(e),(f)	1 .25%	1 .25%(g)
Ratio of Net Investment Income to Average Net Assets	2 .31%	0 .51%(g)
Portfolio Turnover Rate	7 .1%	15 .1%(g)

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Reflects Manager's contractual expense limit.
(f) Does not include expenses of the investment companies in which the Fund invests.
(g) Computed on an annualized basis.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

PRINCIPAL LIFETIME 2030 FUND
Class A shares
Net Asset Value, Beginning of Period	$ 15.30	$ 13.64	$ 12.07	$ 11.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .36	0 .26	0 .18	0 .01
Net Realized and Unrealized Gain (Loss) on Investments	(5 .87)	1 .81	1 .66	0 .18

Total From Investment Operations	(5 .51)	2 .07	1 .84	0 .19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .39)	(0 .31)	(0 .15)	–
Distributions from Realized Gains	(0 .32)	(0 .10)	(0 .12)	–

Total Dividends and Distributions	(0 .71)	(0 .41)	(0 .27)	–

Net Asset Value, End of Period	$ 9.08	$ 15.30	$ 13.64	$ 12.07

Total Return(c)	(37 .66)%	15 .55%	15 .46%	1 .60%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 33,002	$ 39,873	$ 17,509	$ 2,564
Ratio of Expenses to Average Net Assets(e),(f)	0 .50%	0 .50%	0 .64%	1 .40%(g)
Ratio of Net Investment Income to Average Net Assets	2 .85%	1 .81%	1 .39%	0 .14%(g)
Portfolio Turnover Rate	6 .6%	15 .5%	9 .4%	4 .8%(g)

	2008	2007	2006	2005(a)

PRINCIPAL LIFETIME 2030 FUND
Class B shares
Net Asset Value, Beginning of Period	$ 15.28	$ 13.60	$ 12.04	$ 11.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .30	0 .15	0 .09	(0 .03)
Net Realized and Unrealized Gain (Loss) on Investments	(5 .90)	1 .84	1 .65	0 .19

Total From Investment Operations	(5 .60)	1 .99	1 .74	0 .16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .28)	(0 .21)	(0 .06)	–
Distributions from Realized Gains	(0 .32)	(0 .10)	(0 .12)	–

Total Dividends and Distributions	(0 .60)	(0 .31)	(0 .18)	–

Net Asset Value, End of Period	$ 9.08	$ 15.28	$ 13.60	$ 12.04

Total Return(c)	(38 .04)%	14 .86%	14 .55%	1 .35%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 6,193	$ 9,058	$ 4,175	$ 789
Ratio of Expenses to Average Net Assets(e),(f)	1 .25%	1 .25%	1 .40%	2 .15%(g)
Ratio of Net Investment Income to Average Net Assets	2 .36%	1 .08%	0 .72%	(0 .68)%(g)
Portfolio Turnover Rate	6 .6%	15 .5%	9 .4%	4 .8%(g)

	2008	2007(h)

PRINCIPAL LIFETIME 2030 FUND
Class C shares
Net Asset Value, Beginning of Period	$ 15.22	$ 13.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .28	(0 .01)
Net Realized and Unrealized Gain (Loss) on Investments	(5 .86)	1 .46

Total From Investment Operations	(5 .58)	1 .45
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .28)	–
Distributions from Realized Gains	(0 .32)	–

Total Dividends and Distributions	(0 .60)	–

Net Asset Value, End of Period	$ 9.04	$ 15.22

Total Return(c)	(38 .06)%	10 .53%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 5,689	$ 7,651
Ratio of Expenses to Average Net Assets(e),(f)	1 .25%	1 .25%(g)
Ratio of Net Investment Income to Average Net Assets	2 .27%	(0 .06)%(g)
Portfolio Turnover Rate	6 .6%	15 .5%(g)

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Reflects Manager's contractual expense limit.
(f) Does not include expenses of the investment companies in which the Fund invests.
(g) Computed on an annualized basis.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.18 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

PRINCIPAL LIFETIME 2040 FUND
Class A shares
Net Asset Value, Beginning of Period	$ 15.57	$ 13.68	$ 12.18	$ 11.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .34	0 .22	0 .14	(0 .02)
Net Realized and Unrealized Gain (Loss) on Investments	(6 .22)	2 .07	1 .76	0 .24

Total From Investment Operations	(5 .88)	2 .29	1 .90	0 .22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .39)	(0 .30)	(0 .29)	–
Distributions from Realized Gains	(0 .31)	(0 .10)	(0 .11)	–

Total Dividends and Distributions	(0 .70)	(0 .40)	(0 .40)	–

Net Asset Value, End of Period	$ 8.99	$ 15.57	$ 13.68	$ 12.18

Total Return(c)	(39 .41)%	17 .09%	15 .93%	1 .84%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 19,918	$ 24,434	$ 9,356	$ 1,433
Ratio of Expenses to Average Net Assets(e),(f)	0 .50%	0 .50%	0 .64%	1 .40%(g)
Ratio of Net Investment Income to Average Net Assets	2 .68%	1 .49%	1 .08%	(0 .38)%(g)
Portfolio Turnover Rate	6 .0%	16 .5%	13 .1%	7 .1%(g)

	2008	2007	2006	2005(a)

PRINCIPAL LIFETIME 2040 FUND
Class B shares
Net Asset Value, Beginning of Period	$ 15.42	$ 13.55	$ 12.16	$ 11.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .25	0 .12	0 .05	(0 .05)
Net Realized and Unrealized Gain (Loss) on Investments	(6 .17)	2 .04	1 .74	0 .25

Total From Investment Operations	(5 .92)	2 .16	1 .79	0 .20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .28)	(0 .19)	(0 .29)	–
Distributions from Realized Gains	(0 .31)	(0 .10)	(0 .11)	–

Total Dividends and Distributions	(0 .59)	(0 .29)	(0 .40)	–

Net Asset Value, End of Period	$ 8.91	$ 15.42	$ 13.55	$ 12.16

Total Return(c)	(39 .79)%	16 .22%	15 .03%	1 .67%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 4,794	$ 6,161	$ 3,090	$ 621
Ratio of Expenses to Average Net Assets(e),(f)	1 .25%	1 .25%	1 .40%	2 .15%(g)
Ratio of Net Investment Income to Average Net Assets	1 .99%	0 .86%	0 .38%	(1 .17)%(g)
Portfolio Turnover Rate	6 .0%	16 .5%	13 .1%	7 .1%(g)

	2008	2007(h)

PRINCIPAL LIFETIME 2040 FUND
Class C shares
Net Asset Value, Beginning of Period	$ 15.49	$ 13.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .26	(0 .06)
Net Realized and Unrealized Gain (Loss) on Investments	(6 .21)	1 .69

Total From Investment Operations	(5 .95)	1 .63
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .28)	–
Distributions from Realized Gains	(0 .31)	–

Total Dividends and Distributions	(0 .59)	–

Net Asset Value, End of Period	$ 8.95	$ 15.49

Total Return(c)	(39 .80)%	11 .76%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 2,380	$ 3,162
Ratio of Expenses to Average Net Assets(e),(f)	1 .25%	1 .25%(g)
Ratio of Net Investment Income to Average Net Assets	2 .03%	(0 .50)%(g)
Portfolio Turnover Rate	6 .0%	16 .5%(g)

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Reflects Manager's contractual expense limit.
(f) Does not include expenses of the investment companies in which the Fund invests.
(g) Computed on an annualized basis.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.19 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

PRINCIPAL LIFETIME 2050 FUND
Class A shares
Net Asset Value, Beginning of Period	$ 15.36	$ 13.41	$ 11.74	$ 11.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .33	0 .19	0 .09	(0 .04)
Net Realized and Unrealized Gain (Loss) on Investments	(6 .24)	2 .13	1 .80	0 .30

Total From Investment Operations	(5 .91)	2 .32	1 .89	0 .26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .37)	(0 .26)	(0 .11)	–
Distributions from Realized Gains	(0 .36)	(0 .11)	(0 .11)	–

Total Dividends and Distributions	(0 .73)	(0 .37)	(0 .22)	–

Net Asset Value, End of Period	$ 8.72	$ 15.36	$ 13.41	$ 11.74

Total Return(c)	(40 .22)%	17 .71%	16 .30%	2 .26%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 11,391	$ 14,930	$ 5,685	$ 553
Ratio of Expenses to Average Net Assets(e),(f)	0 .50%	0 .50%	0 .64%	1 .50%(g)
Ratio of Net Investment Income to Average Net Assets	2 .70%	1 .32%	0 .67%	(0 .93)%(g)
Portfolio Turnover Rate	6 .8%	21 .2%	15 .9%	7 .5%(g)

	2008	2007	2006(h)

PRINCIPAL LIFETIME 2050 FUND
Class B shares
Net Asset Value, Beginning of Period	$ 15.21	$ 13.30	$ 12.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .25	0 .02	(0 .05)
Net Realized and Unrealized Gain (Loss) on Investments	(6 .20)	2 .18	0 .71

Total From Investment Operations	(5 .95)	2 .20	0 .66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .27)	(0 .18)	–
Distributions from Realized Gains	(0 .36)	(0 .11)	–

Total Dividends and Distributions	(0 .63)	(0 .29)	–

Net Asset Value, End of Period	$ 8.63	$ 15.21	$ 13.30

Total Return(c)	(40 .67)%	16 .80%	5 .22%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,496	$ 2,106	$ 451
Ratio of Expenses to Average Net Assets(e),(f)	1 .25%	1 .25%	1 .25%(g)
Ratio of Net Investment Income to Average Net Assets	2 .05%	0 .15%	(0 .63)%(g)
Portfolio Turnover Rate	6 .8%	21 .2%	15 .9%(g)

	2008	2007(i)

PRINCIPAL LIFETIME 2050 FUND
Class C shares
Net Asset Value, Beginning of Period	$ 15.28	$ 13.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .20	(0 .08)
Net Realized and Unrealized Gain (Loss) on Investments	(6 .17)	1 .72

Total From Investment Operations	(5 .97)	1 .64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .27)	–
Distributions from Realized Gains	(0 .36)	–

Total Dividends and Distributions	(0 .63)	–

Net Asset Value, End of Period	$ 8.68	$ 15.28

Total Return(c)	(40 .62)%	12 .02%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,260	$ 1,560
Ratio of Expenses to Average Net Assets(e),(f)	1 .25%	1 .25%(g)
Ratio of Net Investment Income to Average Net Assets	1 .63%	(0 .66)%(g)
Portfolio Turnover Rate	6 .8%	21 .2%(g)

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Reflects Manager's contractual expense limit.
(f) Does not include expenses of the investment companies in which the Fund invests.
(g) Computed on an annualized basis.
(h) Period from March 15, 2006, date shares first offered, through October 31, 2006.
(i) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class A shares
Net Asset Value, Beginning of Period	$ 12.95	$ 12.74	$ 11.98	$ 11.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .52	0 .51	0 .40	0 .08
Net Realized and Unrealized Gain (Loss) on Investments	(3 .36)	0 .15	0 .68	(0 .06)

Total From Investment Operations	(2 .84)	0 .66	1 .08	0 .02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .51)	(0 .39)	(0 .20)	–
Distributions from Realized Gains	(0 .17)	(0 .06)	(0 .12)	–

Total Dividends and Distributions	(0 .68)	(0 .45)	(0 .32)	–

Net Asset Value, End of Period	$ 9.43	$ 12.95	$ 12.74	$ 11.98

Total Return(c)	(23 .06)%	5 .30%	9 .16%	0 .17%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 17,473	$ 15,668	$ 6,635	$ 1,832
Ratio of Expenses to Average Net Assets(e),(f)	0 .50%	0 .50%	0 .65%	1 .30%(g)
Ratio of Net Investment Income to Average Net Assets	4 .57%	3 .98%	3 .24%	1 .90%(g)
Portfolio Turnover Rate	30 .7%	25 .3%	48 .9%	43 .8%(g)

	2008	2007	2006(h)

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class B shares
Net Asset Value, Beginning of Period	$ 12.82	$ 12.63	$ 12.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .45	0 .40	0 .23
Net Realized and Unrealized Gain (Loss) on Investments	(3 .36)	0 .16	0 .28

Total From Investment Operations	(2 .91)	0 .56	0 .51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .42)	(0 .31)	–
Distributions from Realized Gains	(0 .17)	(0 .06)	–

Total Dividends and Distributions	(0 .59)	(0 .37)	–

Net Asset Value, End of Period	$ 9.32	$ 12.82	$ 12.63

Total Return(c)	(23 .73)%	4 .51%	4 .21%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 816	$ 758	$ 114
Ratio of Expenses to Average Net Assets(e),(f)	1 .25%	1 .25%	1 .25%(g)
Ratio of Net Investment Income to Average Net Assets	3 .95%	3 .18%	3 .00%(g)
Portfolio Turnover Rate	30 .7%	25 .3%	48 .9%(g)

	2008	2007(i)

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class C shares
Net Asset Value, Beginning of Period	$ 12.87	$ 12.53
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .44	0 .33
Net Realized and Unrealized Gain (Loss) on Investments	(3 .35)	–

Total From Investment Operations	(2 .91)	0 .33
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .42)	–
Distributions from Realized Gains	(0 .17)	–

Total Dividends and Distributions	(0 .59)	–

Redemption fees	–	0 .01

Net Asset Value, End of Period	$ 9.37	$ 12.87

Total Return(c)	(23 .63)%	2 .71%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 3,044	$ 2,577
Ratio of Expenses to Average Net Assets(e),(f)	1 .25%	1 .25%(g)
Ratio of Net Investment Income to Average Net Assets	3 .88%	3 .27%(g)
Portfolio Turnover Rate	30 .7%	25 .3%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Total return amounts have not been annualized.
(e)	Reflects Manager's contractual expense limit.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Computed on an annualized basis.
(h)	Period from March 15, 2006, date shares first offered, through October 31, 2006.
(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.05 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

REAL ESTATE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$ 24.97	$ 27.56	$ 20.43	$ 20.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .27	0 .19	0 .14	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(7 .39)	(0 .60)	7 .80	0.35

Total From Investment Operations	(7 .12)	(0 .41)	7 .94	0.44
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .29)	(0 .11)	(0 .19)	(0 .13)
Distributions from Realized Gains	(5 .73)	(2 .07)	(0 .62)	–

Total Dividends and Distributions	(6 .02)	(2 .18)	(0 .81)	(0 .13)

Net Asset Value, End of Period	$ 11.83	$ 24.97	$ 27.56	$ 20.43

Total Return(c)	(36 .02)%	(1 .92)%	40 .07%	2.20%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 64,787	$ 124,434	$ 125,408	$ 80,894
Ratio of Expenses to Average Net Assets(e)	1 .28%	1 .29%	1 .43%	1.49%(f)
Ratio of Net Investment Income to Average Net Assets	1 .62%	0 .75%	0 .61%	1.29%(f)
Portfolio Turnover Rate	47 .2%	77 .8%(g)	37 .8%	26 .7%(f),(h)

	2008	2007	2006	2005(a)

REAL ESTATE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period	$ 24.83	$ 27.56	$ 20.44	$ 20.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .13	(0 .02)	0 .02	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(7 .32)	(0 .60)	7 .80	0.35

Total From Investment Operations	(7 .19)	(0 .62)	7 .82	0.38
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .17)	(0 .04)	(0 .08)	(0 .06)
Distributions from Realized Gains	(5 .73)	(2 .07)	(0 .62)	–

Total Dividends and Distributions	(5 .90)	(2 .11)	(0 .70)	(0 .06)

Net Asset Value, End of Period	$ 11.74	$ 24.83	$ 27.56	$ 20.44

Total Return(c)	(36 .50)%	(2 .74)%	39 .33%	1.90%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 14,551	$ 31,026	$ 29,044	$ 22,712
Ratio of Expenses to Average Net Assets(e)	2 .08%	2 .07%	1 .95%	2.38%(f)
Ratio of Net Investment Income to Average Net Assets	0 .81%	(0 .06)%	0 .10%	0.39%(f)
Portfolio Turnover Rate	47 .2%	77 .8%(g)	37 .8%	26 .7%(f),(h)

	2008	2007(i)

REAL ESTATE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$ 24.89	$ 27.41
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .15	(0 .08)
Net Realized and Unrealized Gain (Loss) on Investments	(7 .36)	(2 .44)

Total From Investment Operations	(7 .21)	(2 .52)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .18)	–
Distributions from Realized Gains	(5 .73)	–

Total Dividends and Distributions	(5 .91)	–

Net Asset Value, End of Period	$ 11.77	$ 24.89

Total Return(c)	(36 .48)%	(9 .19)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 4,382	$ 7,976
Ratio of Expenses to Average Net Assets(e)	1 .98%	1 .99%(f)
Ratio of Net Investment Income to Average Net Assets	0 .93%	(0 .37)%(f)
Portfolio Turnover Rate	47 .2%	77 .8%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Total return amounts have not been annualized.
(e)	Reflects Manager's contractual expense limit.
(f)	Computed on an annualized basis.
(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM REIT Fund.
(h)	Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.
(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.89 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

SAM BALANCED PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$ 16.18	$ 14.51	$ 13.32	$ 12.64	$ 11.85
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .47(a)	0 .37(a)	0 .28	0.23	0 .20
Net Realized and Unrealized Gain (Loss) on Investments	(4 .53)	1 .70	1 .20	0.68	0 .79

Total From Investment Operations	(4 .06)	2 .07	1 .48	0.91	0 .99
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .51)	(0 .32)	(0 .29)	(0 .23)	(0 .20)
Distributions from Realized Gains	(0 .77)	(0 .08)	–	–	–

Total Dividends and Distributions	(1 .28)	(0 .40)	(0 .29)	(0 .23)	(0 .20)

Net Asset Value, End of Period	$ 10.84	$ 16.18	$ 14.51	$ 13.32	$ 12.64

Total Return(b)	(27 .01)%	14 .48%	11 .26%	7.20%	8 .51%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,685,305	$ 2,594,033	$ 2,389,102	$ 2,125,167	$ 1,524,988
Ratio of Expenses to Average Net Assets(c)	0 .67%	0 .64%	0 .66%	0.94%	0 .98%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	0 .64%	0 .66%	0.94%	0 .98%
Ratio of Net Investment Income to Average Net Assets	3 .39%	2 .42%	2 .01%	1.69%	1 .56%
Portfolio Turnover Rate	34 .8%	14 .6%	10 .0%	0.0%	2 .0%

	2008	2007	2006	2005	2004

SAM BALANCED PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$ 16.14	$ 14.47	$ 13.28	$ 12.61	$ 11.82
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .37(a)	0 .26(a)	0 .17	0.12	0 .10
Net Realized and Unrealized Gain (Loss) on Investments	(4 .53)	1 .69	1 .21	0.67	0 .79

Total From Investment Operations	(4 .16)	1 .95	1 .38	0.79	0 .89
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .40)	(0 .20)	(0 .19)	(0 .12)	(0 .10)
Distributions from Realized Gains	(0 .77)	(0 .08)	–	–	–

Total Dividends and Distributions	(1 .17)	(0 .28)	(0 .19)	(0 .12)	(0 .10)

Net Asset Value, End of Period	$ 10.81	$ 16.14	$ 14.47	$ 13.28	$ 12.61

Total Return(b)	(27 .57)%	13 .64%	10 .44%	6.32%	7 .59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 748,701	$ 1,377,682	$ 1,414,695	$ 1,419,870	$ 1,354,528
Ratio of Expenses to Average Net Assets(c)	1 .43%	1 .40%	1 .43%	1.72%	1 .75%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	1 .40%	1 .43%	1.72%	1 .75%
Ratio of Net Investment Income to Average Net Assets	2 .71%	1 .69%	1 .24%	0.91%	0 .79%
Portfolio Turnover Rate	34 .8%	14 .6%	10 .0%	0.0%	2 .0%

	2008	2007	2006	2005	2004

SAM BALANCED PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$ 16.05	$ 14.40	$ 13.22	$ 12.55	$ 11.78
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .36(a)	0 .25(a)	0 .17	0.13	0 .10
Net Realized and Unrealized Gain (Loss) on Investments	(4 .49)	1 .69	1 .20	0.67	0 .78

Total From Investment Operations	(4 .13)	1 .94	1 .37	0.80	0 .88
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .40)	(0 .21)	(0 .19)	(0 .13)	(0 .11)
Distributions from Realized Gains	(0 .77)	(0 .08)	–	–	–

Total Dividends and Distributions	(1 .17)	(0 .29)	(0 .19)	(0 .13)	(0 .11)

Net Asset Value, End of Period	$ 10.75	$ 16.05	$ 14.40	$ 13.22	$ 12.55

Total Return(b)	(27 .52)%	13 .59%	10 .47%	6.41%	7 .64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 639,449	$ 966,785	$ 883,759	$ 734,801	$ 482,799
Ratio of Expenses to Average Net Assets(c)	1 .41%	1 .40%	1 .41%	1.70%	1 .74%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	1 .40%	1 .41%	1.70%	1 .74%
Ratio of Net Investment Income to Average Net Assets	2 .65%	1 .65%	1 .26%	0.93%	0 .80%
Portfolio Turnover Rate	34 .8%	14 .6%	10 .0%	0 .0%	2 .0%

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c) Does not include expenses of the investment companies in which the Portfolio invests.
(d) Excludes expense reimbursement from Manager and/or custodian credits.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

SAM CONSERVATIVE BALANCED PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$ 11.93	$ 11.12	$ 10.49	$ 10.27	$ 9.81
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .41(a)	0 .36(a)	0 .31	0 .26(a)	0 .24
Net Realized and Unrealized Gain (Loss) on Investments	(2 .65)	0 .86	0 .65	0.23	0 .47

Total From Investment Operations	(2 .24)	1 .22	0 .96	0.49	0 .71
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .44)	(0 .33)	(0 .31)	(0 .26)	(0 .25)
Distributions from Realized Gains	(0 .41)	(0 .08)	(0 .02)	(0 .01)	–

Total Dividends and Distributions	(0 .85)	(0 .41)	(0 .33)	(0 .27)	(0 .25)

Net Asset Value, End of Period	$ 8.84	$ 11.93	$ 11.12	$ 10.49	$ 10.27

Total Return(b)	(20 .00)%	11 .17%	9 .31%	4.82%	7 .29%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 247,297	$ 317,494	$ 309,946	$ 291,796	$ 207,816
Ratio of Expenses to Average Net Assets(c)	0 .68%	0 .66%	0 .68%	1.00%	1 .04%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	0 .66%	0 .68%	1.00%	1 .04%
Ratio of Net Investment Income to Average Net Assets	3 .83%	3 .18%	2 .89%	2.47%	2 .42%
Portfolio Turnover Rate	27 .7%	12 .7%	13 .0%	2 .0%	2 .0%

	2008	2007	2006	2005	2004

SAM CONSERVATIVE BALANCED PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$ 11.91	$ 11.10	$ 10.47	$ 10.25	$ 9.79
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .33(a)	0 .28(a)	0 .23	0 .18(a)	0 .17
Net Realized and Unrealized Gain (Loss) on Investments	(2 .65)	0 .85	0 .65	0.23	0 .46

Total From Investment Operations	(2 .32)	1 .13	0 .88	0.41	0 .63
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .36)	(0 .24)	(0 .23)	(0 .18)	(0 .17)
Distributions from Realized Gains	(0 .41)	(0 .08)	(0 .02)	(0 .01)	–

Total Dividends and Distributions	(0 .77)	(0 .32)	(0 .25)	(0 .19)	(0 .17)

Net Asset Value, End of Period	$ 8.82	$ 11.91	$ 11.10	$ 10.47	$ 10.25

Total Return(b)	(20 .65)%	10 .33%	8 .50%	4.02%	6 .47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 107,873	$ 159,229	$ 166,857	$ 169,869	$ 161,623
Ratio of Expenses to Average Net Assets(c)	1 .44%	1 .43%	1 .45%	1.78%	1 .81%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	1 .43%	1 .45%	1.78%	1 .81%
Ratio of Net Investment Income to Average Net Assets	3 .12%	2 .42%	2 .12%	1.69%	1 .65%
Portfolio Turnover Rate	27 .7%	12 .7%	13 .0%	2 .0%	2 .0%

	2008	2007	2006	2005	2004

SAM CONSERVATIVE BALANCED PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$ 11.86	$ 11.06	$ 10.43	$ 10.22	$ 9.76
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .32(a)	0 .27(a)	0 .23	0 .18(a)	0 .16
Net Realized and Unrealized Gain (Loss) on Investments	(2 .63)	0 .85	0 .65	0.22	0 .48

Total From Investment Operations	(2 .31)	1 .12	0 .88	0.40	0 .64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .36)	(0 .24)	(0 .23)	(0 .18)	(0 .18)
Distributions from Realized Gains	(0 .41)	(0 .08)	(0 .02)	(0 .01)	–

Total Dividends and Distributions	(0 .77)	(0 .32)	(0 .25)	(0 .19)	(0 .18)

Net Asset Value, End of Period	$ 8.78	$ 11.86	$ 11.06	$ 10.43	$ 10.22

Total Return(b)	(20 .62)%	10 .31%	8 .57%	4.00%	6 .55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 149,913	$ 181,365	$ 170,789	$ 152,208	$ 97,315
Ratio of Expenses to Average Net Assets(c)	1 .42%	1 .41%	1 .43%	1.76%	1 .79%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	1 .41%	1 .43%	1.76%	1 .79%
Ratio of Net Investment Income to Average Net Assets	3 .07%	2 .42%	2 .14%	1.71%	1 .67%
Portfolio Turnover Rate	27 .7%	12 .7%	13 .0%	2 .0%	2 .0%
(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c) Does not include expenses of the investment companies in which the Portfolio invests.
(d) Excludes expense reimbursement from Manager and/or custodian credits.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

SAM CONSERVATIVE GROWTH PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$ 19.04	$ 16.44	$ 14.67	$ 13.56	$ 12.47
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .45	0 .29	0 .18	0.13	0 .10
Net Realized and Unrealized Gain (Loss) on Investments	(6 .36)	2 .52	1 .73	1.11	1 .06

Total From Investment Operations	(5 .91)	2 .81	1 .91	1.24	1 .16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .47)	(0 .21)	(0 .14)	(0 .13)	(0 .07)
Distributions from Realized Gains	(1 .08)	–	–	–	–

Total Dividends and Distributions	(1 .55)	(0 .21)	(0 .14)	(0 .13)	(0 .07)

Net Asset Value, End of Period	$ 11.58	$ 19.04	$ 16.44	$ 14.67	$ 13.56

Total Return(b)	(33 .63)%	17 .26%	13 .07%	9.19%	9 .44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,204,478	$ 2,002,371	$ 1,822,661	$ 1,561,310	$ 1,157,038
Ratio of Expenses to Average Net Assets(c)	0 .68%	0 .65%	0 .67%	0.97%	1 .01%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	0 .65%	0 .67%	0.97%	1 .01%
Ratio of Net Investment Income to Average Net Assets	2 .90%	1 .68%	1 .16%	0.89%	0 .74%
Portfolio Turnover Rate	32 .4%	16 .2%	11 .0%	1.0%	5 .0%

	2008	2007	2006	2005	2004

SAM CONSERVATIVE GROWTH PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$ 18.36	$ 15.86	$ 14.25	$ 13.17	$ 12.18
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .34	0 .16	0 .06	0.02	–
Net Realized and Unrealized Gain (Loss) on Investments	(6 .15)	2 .42	1 .67	1.09	1 .04

Total From Investment Operations	(5 .81)	2 .58	1 .73	1.11	1 .04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .34)	(0 .08)	(0 .12)	(0 .03)	(0 .05)
Distributions from Realized Gains	(1 .08)	–	–	–	–

Total Dividends and Distributions	(1 .42)	(0 .08)	(0 .12)	(0 .03)	(0 .05)

Net Asset Value, End of Period	$ 11.13	$ 18.36	$ 15.86	$ 14.25	$ 13.17

Total Return(b)	(34 .12)%	16 .35%	12 .19%	8.42%	8 .53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 545,926	$ 1,089,177	$ 1,093,660	$ 1,059,655	$ 1,001,081
Ratio of Expenses to Average Net Assets(c)	1 .44%	1 .41%	1 .44%	1.75%	1 .78%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	1 .41%	1 .44%	1.75%	1 .78%
Ratio of Net Investment Income to Average Net Assets	2 .26%	0 .96%	0 .39%	0.11%	(0 .03)%
Portfolio Turnover Rate	32 .4%	16 .2%	11 .0%	1.0%	5 .0%

	2008	2007	2006	2005	2004

SAM CONSERVATIVE GROWTH PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$ 18.22	$ 15.75	$ 14.15	$ 13.11	$ 12.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .32	0 .15	0 .06	0.02	–
Net Realized and Unrealized Gain (Loss) on Investments	(6 .08)	2 .42	1 .66	1.08	1 .03

Total From Investment Operations	(5 .76)	2 .57	1 .72	1.10	1 .03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .35)	(0 .10)	(0 .12)	(0 .06)	(0 .05)
Distributions from Realized Gains	(1 .08)	–	–	–	–

Total Dividends and Distributions	(1 .43)	(0 .10)	(0 .12)	(0 .06)	(0 .05)

Net Asset Value, End of Period	$ 11.03	$ 18.22	$ 15.75	$ 14.15	$ 13.11

Total Return(b)	(34 .16)%	16 .38%	12 .21%	8.40%	8 .53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 590,888	$ 1,000,468	$ 906,470	$ 727,829	$ 482,019
Ratio of Expenses to Average Net Assets(c)	1 .43%	1 .41%	1 .43%	1.73%	1 .76%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	1 .41%	1 .43%	1.73%	1 .76%
Ratio of Net Investment Income to Average Net Assets	2 .16%	0 .92%	0 .40%	0.13%	(0 .01)%
Portfolio Turnover Rate	32 .4%	16 .2%	11 .0%	1 .0%	5 .0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Excludes expense reimbursement from Manager and/or custodian credits.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

SAM FLEXIBLE INCOME PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$ 11.92	$ 11.54	$ 11.19	$ 11.26	$ 10.92
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .45(a)	0 .44(a)	0 .41	0.35	0 .34(a)
Net Realized and Unrealized Gain (Loss) on Investments	(2 .13)	0 .41	0 .39	(0 .03)	0 .35

Total From Investment Operations	(1 .68)	0 .85	0 .80	0.32	0 .69
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .47)	(0 .43)	(0 .42)	(0 .35)	(0 .35)
Distributions from Realized Gains	(0 .27)	(0 .04)	(0 .03)	(0 .04)	–

Total Dividends and Distributions	(0 .74)	(0 .47)	(0 .45)	(0 .39)	(0 .35)

Net Asset Value, End of Period	$ 9.50	$ 11.92	$ 11.54	$ 11.19	$ 11.26

Total Return(b)	(14 .96)%	7 .54%	7 .28%	2.79%	6 .38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 349,745	$ 393,734	$ 401,786	$ 443,361	$ 357,735
Ratio of Expenses to Average Net Assets(c)	0 .67%	0 .65%	0 .67%	1.00%	1 .02%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	0 .65%	0 .67%	1.00%	1 .02%
Ratio of Net Investment Income to Average Net Assets	4 .09%	3 .75%	3 .60%	3.10%	3 .07%
Portfolio Turnover Rate	35 .1%	9 .7%	8 .0%	3 .0%	3 .0%

	2008	2007	2006	2005	2004

SAM FLEXIBLE INCOME PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$ 11.91	$ 11.53	$ 11.17	$ 11.24	$ 10.90
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .38(a)	0 .35(a)	0 .33	0.26	0 .26(a)
Net Realized and Unrealized Gain (Loss) on Investments	(2 .16)	0 .41	0 .39	(0 .03)	0 .34

Total From Investment Operations	(1 .78)	0 .76	0 .72	0.23	0 .60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .38)	(0 .34)	(0 .33)	(0 .26)	(0 .26)
Distributions from Realized Gains	(0 .27)	(0 .04)	(0 .03)	(0 .04)	–

Total Dividends and Distributions	(0 .65)	(0 .38)	(0 .36)	(0 .30)	(0 .26)

Net Asset Value, End of Period	$ 9.48	$ 11.91	$ 11.53	$ 11.17	$ 11.24

Total Return(b)	(15 .71)%	6 .72%	6 .54%	1.99%	5 .56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 175,763	$ 258,168	$ 317,142	$ 384,036	$ 418,994
Ratio of Expenses to Average Net Assets(c)	1 .44%	1 .42%	1 .44%	1.77%	1 .79%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	1 .42%	1 .44%	1.77%	1 .79%
Ratio of Net Investment Income to Average Net Assets	3 .39%	3 .00%	2 .83%	2.33%	2 .30%
Portfolio Turnover Rate	35 .1%	9 .7%	8 .0%	3 .0%	3 .0%

	2008	2007	2006	2005	2004

SAM FLEXIBLE INCOME PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$ 11.85	$ 11.47	$ 11.12	$ 11.19	$ 10.86
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .37(a)	0 .35(a)	0 .32	0.26	0 .26(a)
Net Realized and Unrealized Gain (Loss) on Investments	(2 .14)	0 .41	0 .39	(0 .03)	0 .34

Total From Investment Operations	(1 .77)	0 .76	0 .71	0.23	0 .60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .38)	(0 .34)	(0 .33)	(0 .26)	(0 .27)
Distributions from Realized Gains	(0 .27)	(0 .04)	(0 .03)	(0 .04)	–

Total Dividends and Distributions	(0 .65)	(0 .38)	(0 .36)	(0 .30)	(0 .27)

Net Asset Value, End of Period	$ 9.43	$ 11.85	$ 11.47	$ 11.12	$ 11.19

Total Return(b)	(15 .69)%	6 .76%	6 .52%	2.06%	5 .57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 139,041	$ 143,587	$ 148,386	$ 162,140	$ 127,771
Ratio of Expenses to Average Net Assets(c)	1 .42%	1 .42%	1 .43%	1.76%	1 .78%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	1 .42%	1 .43%	1.76%	1 .78%
Ratio of Net Investment Income to Average Net Assets	3 .35%	2 .99%	2 .84%	2.34%	2 .31%
Portfolio Turnover Rate	35 .1%	9 .7%	8 .0%	3 .0%	3 .0%

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c) Does not include expenses of the investment companies in which the Portfolio invests.
(d) Excludes expense reimbursement from Manager and/or custodian credits.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

SAM STRATEGIC GROWTH PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$ 21.28	$ 18.13	$ 15.99	$ 14.49	$ 13.16
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .44	0 .25	0 .13	0.06	0 .01
Net Realized and Unrealized Gain (Loss) on Investments	(7 .84)	3 .12	2 .10	1.48	1 .32

Total From Investment Operations	(7 .40)	3 .37	2 .23	1.54	1 .33
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .47)	(0 .22)	(0 .09)	(0 .04)	–
Distributions from Realized Gains	(1 .15)	–	–	–	–

Total Dividends and Distributions	(1 .62)	(0 .22)	(0 .09)	(0 .04)	–

Net Asset Value, End of Period	$ 12.26	$ 21.28	$ 18.13	$ 15.99	$ 14.49

Total Return(b)	(37 .46)%	18 .75%	13 .99%	10.61%	10 .11%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 729,591	$ 1,232,964	$ 1,074,546	$ 885,165	$ 609,250
Ratio of Expenses to Average Net Assets(c)	0 .72%	0 .68%	0 .71%	1.02%	1 .07%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	0 .68%	0 .71%	1.02%	1 .07%
Ratio of Net Investment Income to Average Net Assets	2 .58%	1 .30%	0 .74%	0.38%	0 .07%
Portfolio Turnover Rate	32 .5%	15 .7%	12 .0%	1 .0%	3 .0%

	2008	2007	2006	2005	2004

SAM STRATEGIC GROWTH PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$ 20.15	$ 17.18	$ 15.25	$ 13.90	$ 12.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .33	0 .12	(0 .01)	(0 .06)	(0 .09)
Net Realized and Unrealized Gain (Loss) on Investments	(7 .45)	2 .94	2 .01	1.41	1 .26

Total From Investment Operations	(7 .12)	3 .06	2 .00	1.35	1 .17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .33)	(0 .09)	(0 .07)	–	–
Distributions from Realized Gains	(1 .15)	–	–	–	–

Total Dividends and Distributions	(1 .48)	(0 .09)	(0 .07)	–	–

Net Asset Value, End of Period	$ 11.55	$ 20.15	$ 17.18	$ 15.25	$ 13.90

Total Return(b)	(37 .94)%	17 .86%	13 .16%	9.71%	9 .19%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 343,364	$ 730,737	$ 718,841	$ 672,826	$ 612,914
Ratio of Expenses to Average Net Assets(c)	1 .47%	1 .39%	1 .48%	1.79%	1 .83%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	1 .39%	1 .48%	1.79%	1 .83%
Ratio of Net Investment Income to Average Net Assets	2 .04%	0 .64%	(0 .03)%	(0 .39)%	(0 .69)%
Portfolio Turnover Rate	32 .5%	15 .7%	12 .0%	1 .0%	3 .0%

	2008	2007	2006	2005	2004

SAM STRATEGIC GROWTH PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$ 20.19	$ 17.22	$ 15.29	$ 13.93	$ 12.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .30	0 .09	–	(0 .06)	(0 .09)
Net Realized and Unrealized Gain (Loss) on Investments	(7 .43)	2 .98	2 .00	1.42	1 .28

Total From Investment Operations	(7 .13)	3 .07	2 .00	1.36	1 .19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .34)	(0 .10)	(0 .07)	–	–
Distributions from Realized Gains	(1 .15)	–	–	–	–

Total Dividends and Distributions	(1 .49)	(0 .10)	(0 .07)	–	–

Net Asset Value, End of Period	$ 11.57	$ 20.19	$ 17.22	$ 15.29	$ 13.93

Total Return(b)	(37 .96)%	17 .90%	13 .12%	9.76%	9 .34%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 344,700	$ 616,494	$ 545,153	$ 417,865	$ 277,136
Ratio of Expenses to Average Net Assets(c)	1 .46%	1 .49%	1 .47%	1.77%	1 .81%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	1 .49%	1 .47%	1.77%	1 .81%
Ratio of Net Investment Income to Average Net Assets	1 .88%	0 .49%	(0 .02)%	(0 .37)%	(0 .67)%
Portfolio Turnover Rate	32 .5%	15 .7%	12 .0%	1 .0%	3 .0%

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c) Does not include expenses of the investment companies in which the Portfolio invests.
(d) Excludes expense reimbursement from Manager and/or custodian credits.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

SHORT-TERM BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$ 9.79	$ 9.93	$ 9.97	$ 10.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .45	0 .46	0 .41	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(1 .33)	(0 .11)	0 .01	(0 .10)

Total From Investment Operations	(0 .88)	0 .35	0 .42	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .47)	(0 .49)	(0 .46)	(0 .16)

Total Dividends and Distributions	(0 .47)	(0 .49)	(0 .46)	(0 .16)

Net Asset Value, End of Period	$ 8.44	$ 9.79	$ 9.93	$ 9.97

Total Return(c)	(9 .33)%	3 .57%	4 .29%	0.07%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 62,240	$ 89,390	$ 93,951	$ 122,471
Ratio of Expenses to Average Net Assets	0 .79%	0 .78%	0 .96%	0.80%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(f)	N/A	N/A	0 .73%	0.70%(e)
Ratio of Net Investment Income to Average Net Assets	4 .82%	4 .66%	4 .10%	3.15%(e)
Portfolio Turnover Rate	22 .1%	42 .8%	49 .1%	110 .8%(e),(g)

	2008	2007(h)

SHORT-TERM BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$ 9.79	$ 9.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .37	0 .30
Net Realized and Unrealized Gain (Loss) on Investments	(1 .34)	(0 .11)

Total From Investment Operations	(0 .97)	0 .19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .38)	(0 .33)

Total Dividends and Distributions	(0 .38)	(0 .33)

Net Asset Value, End of Period	$ 8.44	$ 9.79

Total Return(c)	(10 .18)%	1 .91%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,641	$ 1,585
Ratio of Expenses to Average Net Assets(i)	1 .70%	1 .70%(e)
Ratio of Net Investment Income to Average Net Assets	3 .91%	3 .79%(e)
Portfolio Turnover Rate	22 .1%	42 .8%

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Excludes interest expense paid on borrowings through reverse repurchase agreements.
(g) Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.01 per share from January 10, 2007, through January 16, 2007.
(i) Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

SHORT-TERM INCOME FUND(a)
Class A shares
Net Asset Value, Beginning of Period	$ 11.59	$ 11.60	$ 11.55	$ 11.90	$ 11.95
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .43(b)	0 .29(b)	0 .40	0.40	0 .40
Net Realized and Unrealized Gain (Loss) on Investments	(0 .43)	0 .11	0 .05	(0 .35)	(0 .05)

Total From Investment Operations	–	0 .40	0 .45	0.05	0 .35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .43)	(0 .41)	(0 .40)	(0 .40)	(0 .40)

Total Dividends and Distributions	(0 .43)	(0 .41)	(0 .40)	(0 .40)	(0 .40)

Net Asset Value, End of Period	$ 11.16	$ 11.59	$ 11.60	$ 11.55	$ 11.90

Total Return(c)	(0 .06)%	4 .14%	4 .15%	0.49%	2 .87%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 36,725	$ 36,639	$ 32,081	$ 36,287	$ 54,082
Ratio of Expenses to Average Net Assets	0 .95%	0 .95%	0 .95%	0.81%	0 .83%
Ratio of Gross Expenses to Average Net Assets(d)	–%	0 .97%	0 .95%	0.93%	0 .92%
Ratio of Net Investment Income to Average Net Assets	3 .67%	4 .11%	3 .54%	3.36%	3 .23%
Portfolio Turnover Rate	64 .5%	29 .4%	14 .0%	13.0%	14 .0%

	2008	2007	2006	2005	2004

SHORT-TERM INCOME FUND(a)
Class C shares
Net Asset Value, Beginning of Period	$ 11.60	$ 11.60	$ 11.55	$ 11.90	$ 11.95
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .34(b)	0 .21(b)	0 .35	0.30	0 .30
Net Realized and Unrealized Gain (Loss) on Investments	(0 .42)	0 .13	0 .05	(0 .35)	(0 .05)

Total From Investment Operations	(0 .08)	0 .34	0 .40	(0 .05)	0 .25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .35)	(0 .34)	(0 .35)	(0 .30)	(0 .30)

Total Dividends and Distributions	(0 .35)	(0 .34)	(0 .35)	(0 .30)	(0 .30)

Net Asset Value, End of Period	$ 11.17	$ 11.60	$ 11.60	$ 11.55	$ 11.90

Total Return(c)	(0 .78)%	3 .47%	3 .39%	(0 .26)%	2 .10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 4,892	$ 4,952	$ 6,980	$ 13,477	$ 18,970
Ratio of Expenses to Average Net Assets	1 .67%	1 .68%	1 .68%	1.56%	1 .58%
Ratio of Gross Expenses to Average Net Assets(d)	–%	2 .10%	1 .68%	1.65%	1 .66%
Ratio of Net Investment Income to Average Net Assets	2 .95%	3 .38%	2 .81%	2.61%	2 .48%
Portfolio Turnover Rate	64 .5%	29 .4%	14 .0%	13.0%	14 .0%

(a) On January 12, 2007 the fund succeeded to the operations of another fund in a shareholder-approved reorganization. As part of the reorganization, the fund issued one share of stock for each five outstanding shares of the predecessor fund, with the result that the fund's net asset value per share was increased without changing the proportionate beneficial interests of shareholders. The financial highlights have been restated to reflect the issuance of new shares.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Excludes expense reimbursement from Manager and/or custodian credits.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

SMALLCAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$ 17 .95	$ 17.30	$ 15.93	$ 15 .69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .02)	(0 .05)	(0 .02)	(0 .01)
Net Realized and Unrealized Gain (Loss) on Investments	(6 .14)	2 .10	2 .33	0.25

Total From Investment Operations	(6 .16)	2 .05	2 .31	0.24
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .43)	(1 .40)	(0 .94)	–

Total Dividends and Distributions	(1 .43)	(1 .40)	(0 .94)	–

Net Asset Value, End of Period	$ 10 .36	$ 17.95	$ 17.30	$ 15 .93

Total Return(c)	(36 .97)%	12 .48%	14 .97%	1.53%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 66,286	$ 118,157	$ 109,783	$ 97,133
Ratio of Expenses to Average Net Assets	1 .46%	1 .43%	1 .40%	1.37%(e)
Ratio of Net Investment Income to Average Net Assets	(0 .11)%	(0 .28)%	(0 .15)%	(0 .27)%(e)
Portfolio Turnover Rate	55 .6%	60 .9%	103 .0%	137 .4%(e),(f)

	2008	2007	2006	2005(a)

SMALLCAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$ 17.60	$ 17 .12	$ 15 .89	$ 15 .69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .13)	(0 .19)	(0 .14)	(0 .06)
Net Realized and Unrealized Gain (Loss) on Investments	(5 .99)	2 .07	2 .31	0.26

Total From Investment Operations	(6 .12)	1 .88	2 .17	0.20
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .43)	(1 .40)	(0 .94)	–

Total Dividends and Distributions	(1 .43)	(1 .40)	(0 .94)	–

Net Asset Value, End of Period	$ 10.05	$ 17 .60	$ 17 .12	$ 15 .89

Total Return(c)	(37 .52)%	11 .55%	14 .09%	1.27%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 10,021	$ 22,058	$ 24,476	$ 25,241
Ratio of Expenses to Average Net Assets	2 .33%	2 .26%	2 .11%	2.22%(e)
Ratio of Net Investment Income to Average Net Assets	(0 .97)%	(1 .11)%	(0 .85)%	(1 .13)%(e)
Portfolio Turnover Rate	55 .6%	60 .9%	103 .0%	137 .4%(e),(f)

	2008	2007(g)

SMALLCAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$ 17.85	$ 16.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .12)	(0 .14)
Net Realized and Unrealized Gain (Loss) on Investments	(6 .08)	1 .39

Total From Investment Operations	(6 .20)	1 .25
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .43)	–

Total Dividends and Distributions	(1 .43)	–

Net Asset Value, End of Period	$ 10.22	$ 17.85

Total Return(c)	(37 .44)%	7 .53%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 836	$ 1,573
Ratio of Expenses to Average Net Assets(h)	2 .20%	2 .20%(e)
Ratio of Net Investment Income to Average Net Assets	(0 .85)%	(1 .04)%(e)
Portfolio Turnover Rate	55 .6%	60 .9%

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.
(g) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.25 per share from January 10, 2007, through
January 16, 2007.
(h) Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007(a)

SMALLCAP GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$ 10.18	$ 8.87
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .07)	(0 .04)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .10)	1 .35

Total From Investment Operations	(4 .17)	1 .31
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .58)	–

Total Dividends and Distributions	(0 .58)	–

Net Asset Value, End of Period	$ 5.43	$ 10.18

Total Return(c)	(43 .33)%	14 .77%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 29,467	$ 115,046
Ratio of Expenses to Average Net Assets(e)	1 .51%	1 .19%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .80)%	(0 .59)%(f)
Portfolio Turnover Rate	62 .9%	70 .0%(f),(g)

	2008	2007(a)

SMALLCAP GROWTH FUND
Class B shares
Net Asset Value, Beginning of Period	$ 10.07	$ 8.87
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .15)	(0 .15)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .02)	1 .35

Total From Investment Operations	(4 .17)	1 .20
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .58)	–

Total Dividends and Distributions	(0 .58)	–

Net Asset Value, End of Period	$ 5.32	$ 10.07

Total Return(c)	(43 .82)%	13 .53%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 2,931	$ 7,549
Ratio of Expenses to Average Net Assets(e)	2 .57%	2 .54%(f)
Ratio of Net Investment Income to Average Net Assets	(1 .90)%	(1 .94)%(f)
Portfolio Turnover Rate	62 .9%	70.0%(f),(g)

	2008	2007(a)

SMALLCAP GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$ 10.10	$ 8.87
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .12)	(0 .12)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .04)	1 .35

Total From Investment Operations	(4 .16)	1 .23
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .58)	–

Total Dividends and Distributions	(0 .58)	–

Net Asset Value, End of Period	$ 5.36	$ 10.10

Total Return(c)	(43 .58)%	13 .87%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,184	$ 1,730
Ratio of Expenses to Average Net Assets(e)	2 .21%	2 .21%(f)
Ratio of Net Investment Income to Average Net Assets	(1 .55)%	(1 .60)%(f)
Portfolio Turnover Rate	62 .9%	70.0%(f),(g)

(a) Period from January 17, 2007 through October 31, 2007. Class A and Class B shares incurred a net realized and unrealized loss of $.05 and $.03 per share from
January 10, 2007, through January 16, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16,
2007.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Reflects Manager's contractual expense limit.
(f) Computed on an annualized basis.
(g) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

SMALLCAP GROWTH FUND II(b)
Class A shares
Net Asset Value, Beginning of Period	$ 10.16	$ 9.42	$ 8.85	$ 8.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .12)	(0 .14)	(0 .15)	(0 .05)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .03)	1 .58	1 .20	0.18

Total From Investment Operations	(4 .15)	1 .44	1 .05	0.13
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .54)	(0 .70)	(0 .48)	–

Total Dividends and Distributions	(0 .54)	(0 .70)	(0 .48)	–

Net Asset Value, End of Period	$ 5.47	$ 10.16	$ 9.42	$ 8.85

Total Return(d)	(42 .88)%	16 .21%	12 .12%	1.49%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 10,302	$ 19,434	$ 16,263	$ 13,137
Ratio of Expenses to Average Net Assets(f)	1 .95%	1 .95%	1 .95%	1.95%(g)
Ratio of Net Investment Income to Average Net Assets	(1 .54)%	(1 .50)%	(1 .57)%	(1 .68)%(g)
Portfolio Turnover Rate	78 .0%	62 .9%	80 .7%	53 .4%(g),(h)

	2008	2007	2006	2005(a)

SMALLCAP GROWTH FUND II(b)
Class B shares
Net Asset Value, Beginning of Period	$ 9.97	$ 9.33	$ 8.83	$ 8.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .18)	(0 .21)	(0 .21)	(0 .08)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .92)	1 .55	1 .19	0.19

Total From Investment Operations	(4 .10)	1 .34	0 .98	0.11
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .54)	(0 .70)	(0 .48)	–

Total Dividends and Distributions	(0 .54)	(0 .70)	(0 .48)	–

Net Asset Value, End of Period	$ 5.33	$ 9.97	$ 9.33	$ 8.83

Total Return(d)	(43 .22)%	15 .24%	11 .31%	1.26%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 3,699	$ 7,842	$ 7,413	$ 6,720
Ratio of Expenses to Average Net Assets(f)	2 .70%	2 .70%	2 .70%	2.70%(g)
Ratio of Net Investment Income to Average Net Assets	(2 .29)%	(2 .24)%	(2 .32)%	(2 .43)%(g)
Portfolio Turnover Rate	78 .0%	62 .9%	80 .7%	53 .4%(g),(h)

	2008	2007(i)

SMALLCAP GROWTH FUND II(b)
Class C shares
Net Asset Value, Beginning of Period	$ 10.10	$ 9.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .18)	(0 .17)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .98)	1 .23

Total From Investment Operations	(4 .16)	1 .06
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .54)	–

Total Dividends and Distributions	(0 .54)	–

Net Asset Value, End of Period	$ 5.40	$ 10.10

Total Return(d)	(43 .25)%	11 .73%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 339	$ 502
Ratio of Expenses to Average Net Assets(f)	2 .70%	2 .70%(g)
Ratio of Net Investment Income to Average Net Assets	(2 .29)%	(2 .28)%(g)
Portfolio Turnover Rate	78 .0%	62 .9%

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Effective June 13, 2008, Partners SmallCap Growth Fund II changed its name to SmallCap Growth Fund II.
(c) Calculated based on average shares outstanding during the period.
(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e) Total return amounts have not been annualized.
(f) Reflects Manager's contractual expense limit.
(g) Computed on an annualized basis.
(h) Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.
(i) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.19 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

SMALLCAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$ 18.82	$ 19.21	$ 17.49	$ 16.98
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .05	0 .06	0 .01	(0 .01)
Net Realized and Unrealized Gain (Loss) on Investments	(5 .16)	0 .44	2 .99	0.52

Total From Investment Operations	(5 .11)	0 .50	3 .00	0.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .08)	–	–	–
Distributions from Realized Gains	(1 .33)	(0 .89)	(1 .28)	–

Total Dividends and Distributions	(1 .41)	(0 .89)	(1 .28)	–

Net Asset Value, End of Period	$ 12.30	$ 18.82	$ 19.21	$ 17.49

Total Return(c)	(29 .06)%	2 .55%	18 .03%	3.00%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 14,995	$ 23,033	$ 8,839	$ 1,302
Ratio of Expenses to Average Net Assets(e)	1 .35%	1 .36%	1 .49%	1.70%(f)
Ratio of Net Investment Income to Average Net Assets	0 .33%	0 .34%	0 .07%	(0 .18)%(f)
Portfolio Turnover Rate	101 .9%	112 .8%(g)	97 .9%	133.7%(f)

	2008	2007	2006	2005(a)

SMALLCAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$ 18.59	$ 19.14	$ 17.55	$ 16.98
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .09)	(0 .11)	(0 .13)	(0 .05)
Net Realized and Unrealized Gain (Loss) on Investments	(5 .09)	0 .45	3 .00	0.62

Total From Investment Operations	(5 .18)	0 .34	2 .87	0.57
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .33)	(0 .89)	(1 .28)	–

Total Dividends and Distributions	(1 .33)	(0 .89)	(1 .28)	–

Net Asset Value, End of Period	$ 12.08	$ 18.59	$ 19.14	$ 17.55

Total Return(c)	(29 .76)%	1 .68%	17 .18%	3 .36%(d),(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 2,789	$ 4,545	$ 1,612	$ 439
Ratio of Expenses to Average Net Assets(e)	2 .29%	2 .27%	2 .24%	2.45%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .60)%	(0 .58)%	(0 .70)%	(0 .82)%(f)
Portfolio Turnover Rate	101 .9%	112 .8%(g)	97 .9%	133.7%(f)

	2008	2007(i)

SMALLCAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$ 18.72	$ 18.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .06)	(0 .06)
Net Realized and Unrealized Gain (Loss) on Investments	(5 .12)	(0 .15)

Total From Investment Operations	(5 .18)	(0 .21)
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .33)	–

Total Dividends and Distributions	(1 .33)	–

Net Asset Value, End of Period	$ 12.21	$ 18.72

Total Return(c)	(29 .54)%	(1 .11)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 3,481	$ 4,496
Ratio of Expenses to Average Net Assets(e)	2 .08%	2 .09%(f)
Ratio of Net Investment Income to Average Net Assets	(0 .41)%	(0 .42)%(f)
Portfolio Turnover Rate	101 .9%	112 .8%(g)

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Reflects Manager's contractual expense limit.
(f) Computed on an annualized basis.
(g) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.
(h) During 2005, the Fund processed a significant (relative to the Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
(i) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized loss of $.27 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

TAX-EXEMPT BOND FUND(a)
Class A shares
Net Asset Value, Beginning of Period	$ 7.41	$ 7.70	$ 7.70	$ 7.95	$ 7.96
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .34(b)	0 .33(b)	0 .33	0.33	0 .33
Net Realized and Unrealized Gain (Loss) on Investments	(1 .10)	(0 .25)	0 .15	(0 .16)	0 .08

Total From Investment Operations	(0 .76)	0 .08	0 .48	0.17	0 .41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .34)	(0 .35)	(0 .33)	(0 .33)	(0 .33)
Distributions from Realized Gains	–	(0 .02)	(0 .15)	(0 .09)	(0 .09)

Total Dividends and Distributions	(0 .34)	(0 .37)	(0 .48)	(0 .42)	(0 .42)

Net Asset Value, End of Period	$ 6.31	$ 7.41	$ 7.70	$ 7.70	$ 7.95

Total Return(c)	(10 .57)%	0 .72%	6 .42%	2.19%	5 .35%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 220,771	$ 282,685	$ 165,325	$ 175,146	$ 184,711
Ratio of Expenses to Average Net Assets	1 .00%	1 .09%	1 .15%	1.00%	0 .96%
Ratio of Expenses to Average Net Assets (Excluding Interest
Expense and Fees)(d)	0 .76%	0 .77%	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(e)	1 .07%	1 .15%	1 .15%	1.00%	0 .96%
Ratio of Net Investment Income to Average Net Assets	4 .85%	4 .37%	4 .32%	4.22%	4 .22%
Portfolio Turnover Rate	65 .3%	51 .0%	25 .0%	28.0%	25 .0%

	2008	2007	2006	2005	2004

TAX-EXEMPT BOND FUND(a)
Class B shares
Net Asset Value, Beginning of Period	$ 7.41	$ 7.70	$ 7.70	$ 7.95	$ 7.96
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .32(b)	0 .29(b)	0 .27	0.27	0 .27
Net Realized and Unrealized Gain (Loss) on Investments	(1 .10)	(0 .25)	0 .15	(0 .16)	0 .08

Total From Investment Operations	(0 .78)	0 .04	0 .42	0.11	0 .35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .32)	(0 .31)	(0 .27)	(0 .27)	(0 .27)
Distributions from Realized Gains	–	(0 .02)	(0 .15)	(0 .09)	(0 .09)

Total Dividends and Distributions	(0 .32)	(0 .33)	(0 .42)	(0 .36)	(0 .36)

Net Asset Value, End of Period	$ 6.31	$ 7.41	$ 7.70	$ 7.70	$ 7.95

Total Return(c)	(10 .94)%	0 .24%	5 .63%	1.43%	4 .57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 11,837	$ 19,941	$ 22,881	$ 30,073	$ 35,433
Ratio of Expenses to Average Net Assets	1 .39%	1 .54%	1 .91%	1.75%	1 .71%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense
and Fees)(d)	1 .15%	1 .24%	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(e)	1 .96%	1 .98%	1 .91%	1.75%	1 .71%
Ratio of Net Investment Income to Average Net Assets	4 .44%	3 .90%	3 .56%	3.47%	3 .47%
Portfolio Turnover Rate	65 .3%	51 .0%	25 .0%	28.0%	25 .0%

	2008	2007	2006	2005	2004

TAX-EXEMPT BOND FUND(a)
Class C shares
Net Asset Value, Beginning of Period	$ 7.42	$ 7.70	$ 7.70	$ 7.95	$ 7.96
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .28(b)	0 .26(b)	0 .27	0.27	0 .27
Net Realized and Unrealized Gain (Loss) on Investments	(1 .11)	(0 .24)	0 .15	(0 .16)	0 .08

Total From Investment Operations	(0 .83)	0 .02	0 .42	0.11	0 .35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .28)	(0 .28)	(0 .27)	(0 .27)	(0 .27)
Distributions from Realized Gains	–	(0 .02)	(0 .15)	(0 .09)	(0 .09)

Total Dividends and Distributions	(0 .28)	(0 .30)	(0 .42)	(0 .36)	(0 .36)

Net Asset Value, End of Period	$ 6.31	$ 7.42	$ 7.70	$ 7.70	$ 7.95

Total Return(c)	(11 .52)%	(0 .01)%	5 .60%	1.41%	4 .58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 3,672	$ 2,931	$ 2,547	$ 2,360	$ 3,641
Ratio of Expenses to Average Net Assets	1 .89%	1 .94%	1 .93%	1.76%	1 .71%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense
and Fees)(d)	1 .65%	1 .65%	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(e)	2 .50%	2 .74%	1 .93%	1.76%	1 .71%
Ratio of Net Investment Income to Average Net Assets	3 .99%	3 .50%	3 .54%	3.46%	3 .47%
Portfolio Turnover Rate	65 .3%	51 .0%	25 .0%	28.0%	25 .0%

(a)	Effective June 13, 2008, Tax-Exempt Bond Fund I changed its name to Tax-Exempt Bond Fund.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(e)	Excludes expense reimbursement from Manager and/or custodian credits.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006(a)

ULTRA SHORT BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$ 9.55	$ 10.06	$ 10.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .39	0 .52	0 .29
Net Realized and Unrealized Gain (Loss) on Investments	(1 .83)	(0 .50)	(0 .01)

Total From Investment Operations	(1 .44)	0 .02	0 .28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .38)	(0 .54)	(0 .27)

Total Dividends and Distributions	(0 .38)	(0 .54)	(0 .27)

Redemption fees	–	0 .01	–

Net Asset Value, End of Period	$ 7.73	$ 9.55	$ 10.06

Total Return(c)	(15 .40)%	(0 .04)%	3 .00%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 5,169	$ 15,700	$ 20,427
Ratio of Expenses to Average Net Assets(e)	0 .80%	0 .73%	0 .75%(f)
Ratio of Net Investment Income to Average Net Assets	4 .46%	5 .21%	4 .57%(f)
Portfolio Turnover Rate	14 .8%	46 .5%	49 .0%(f)

	2008	2007(g)

ULTRA SHORT BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$ 9.55	$ 10.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .34	0 .35
Net Realized and Unrealized Gain (Loss) on Investments	(1 .84)	(0 .48)

Total From Investment Operations	(1 .50)	(0 .13)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .32)	(0 .38)

Total Dividends and Distributions	(0 .32)	(0 .38)

Net Asset Value, End of Period	$ 7.73	$ 9.55

Total Return(c)	(16 .04)%	(1 .47)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,090	$ 2,856
Ratio of Expenses to Average Net Assets(e)	1 .50%	1 .50%(f)
Ratio of Net Investment Income to Average Net Assets	3 .81%	4 .51%(f)
Portfolio Turnover Rate	14 .8%	46 .5%

(a) Period from March 15, 2006, date shares first offered, through October 31, 2006.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Reflects Manager's contractual expense limit.
(f) Computed on an annualized basis.
(g) Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share, all of which was distributed, during the period January 10, 2007, through January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

WEST COAST EQUITY FUND
Class A shares
Net Asset Value, Beginning of Period	$ 49.35	$ 43.09	$ 38.99	$ 35.04	$ 32.14
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .23(a)	0 .30(a)	0 .18	0.25	0 .06(a)
Net Realized and Unrealized Gain (Loss) on Investments	(15 .43)	7 .13	5 .02	4.33	2 .84

Total From Investment Operations	(15 .20)	7 .43	5 .20	4.58	2 .90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .23)	(0 .18)	(0 .13)	(0 .20)	–
Distributions from Realized Gains	(3 .21)	(0 .99)	(0 .97)	(0 .43)	–

Total Dividends and Distributions	(3 .44)	(1 .17)	(1 .10)	(0 .63)	–

Net Asset Value, End of Period	$ 30.71	$ 49.35	$ 43.09	$ 38.99	$ 35.04

Total Return(b)	(32 .95)%	17 .59%	13 .50%	13.13%	9 .06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 390,075	$ 956,005	$ 880,755	$ 735,037	$ 621,924
Ratio of Expenses to Average Net Assets	0 .93%	0 .83%	0 .85%	0.91%	0 .94%
Ratio of Gross Expenses to Average Net Assets(c)	–%	0 .83%	0 .85%	0.91%	0 .94%
Ratio of Net Investment Income to Average Net Assets	0 .57%	0 .63%	0 .44%	0.68%	0 .17%
Portfolio Turnover Rate	9 .7%	17 .6%	15 .0%	13.0%	12 .0%

	2008	2007	2006	2005	2004

WEST COAST EQUITY FUND
Class B shares
Net Asset Value, Beginning of Period	$ 43 .33	$ 38.16	$ 34.84	$ 31.48	$ 29.14
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0 .14)(a)	(0 .10)(a)	(0 .18)	(0 .09)	(0 .24)(a)
Net Realized and Unrealized Gain (Loss) on Investments	(13 .40)	6 .26	4 .47	3.88	2 .58

Total From Investment Operations	(13 .54)	6 .16	4 .29	3.79	2 .34
Less Dividends and Distributions:
Distributions from Realized Gains	(3 .21)	(0 .99)	(0 .97)	(0 .43)	–

Total Dividends and Distributions	(3 .21)	(0 .99)	(0 .97)	(0 .43)	–

Net Asset Value, End of Period	$ 26 .58	$ 43.33	$ 38.16	$ 34.84	$ 31.48

Total Return(b)	(33 .59)%	16 .46%	12 .45%	12.09%	8 .03%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 92,828	$ 185,705	$ 184,340	$ 167,531	$ 141,134
Ratio of Expenses to Average Net Assets	1 .88%	1 .74%	1 .78%	1.85%	1 .89%
Ratio of Gross Expenses to Average Net Assets(c)	–%	1 .74%	1 .78%	1.85%	1 .89%
Ratio of Net Investment Income to Average Net Assets	(0 .41)%	(0 .27)%	(0 .49)%	(0 .26)%	(0 .78)%
Portfolio Turnover Rate	9 .7%	17 .6%	15 .0%	13.0%	12 .0%

	2008	2007	2006	2005	2004

WEST COAST EQUITY FUND
Class C shares
Net Asset Value, Beginning of Period	$ 43.53	$ 38.31	$ 34.94	$ 31.56	$ 29.20
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0 .14)(a)	(0 .08)(a)	(0 .16)	(0 .06)	(0 .21)(a)
Net Realized and Unrealized Gain (Loss) on Investments	(13 .47)	6 .29	4 .50	3.88	2 .57

Total From Investment Operations	(13 .61)	6 .21	4 .34	3.82	2 .36
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	(0 .01)	–
Distributions from Realized Gains	(3 .21)	(0 .99)	(0 .97)	(0 .43)	–

Total Dividends and Distributions	(3 .21)	(0 .99)	(0 .97)	(0 .44)	–

Net Asset Value, End of Period	$ 26.71	$ 43.53	$ 38.31	$ 34.94	$ 31.56

Total Return(b)	(33 .60)%	16 .56%	12 .53%	12.18%	8 .12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 12,632	$ 22,174	$ 21,039	$ 13,613	$ 9,000
Ratio of Expenses to Average Net Assets	1 .87%	1 .69%	1 .69%	1.78%	1 .80%
Ratio of Gross Expenses to Average Net Assets(c)	–%	1 .74%	1 .69%	1.78%	1 .80%
Ratio of Net Investment Income to Average Net Assets	(0 .40)%	(0 .23)%	(0 .40)%	(0 .19)%	(0 .69)%
Portfolio Turnover Rate	9 .7%	17 .6%	15 .0%	13.0%	12 .0%

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c) Excludes expense reimbursement from Manager and/or custodian credits.

APPENDIX A SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first three risks described below apply to all of the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Applicable to All Funds Credit and Counterparty Risk

Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Market Risk

The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Risks Applicable to Certain Funds Active Trading Risk

A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk

Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price. Some derivative transactions may give rise to leverage. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Emerging Market Risk

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

254	APPENDIX A	Principal Funds, Inc.
1-800-222-5852

Equity Securities Risk

Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk

Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk

Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Exchange-Traded Funds ("ETFs") Risk

To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses.

Fixed-Income Securities Risk

Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk

Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

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Geographic Concentration Risk

Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

Growth Stock Risk

Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk

Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings (“IPOs”) Risk

There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Investment Company Securities Risk

Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Management Risk

The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Segment Risk

Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

  MidCap: A fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  LargeCap: A fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  SmallCap: A fund’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

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Master Limited Partnership ("MLP") Risk

MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Mid Cap Stock Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk

Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

Non-Diversification Risk

A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific stock’s poor performance is likely to affect the fund’s performance.

Portfolio Duration Risk

Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk

Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

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Real Estate Securities Risk

Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

  may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
  may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
  are subject to cash flow dependency and defaults by borrowers; and
  could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

Royalty Trust Risk

A Fund may invest in royalty trusts, which are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

Sector Risk

When a fund’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Securities Lending Risk

To earn additional income, the Fund may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the Fund will be unable to recover the loaned security or its value. Further, the cash collateral received by the Fund in connection with such a loan may be invested in a security that subsequently loses value.

Small Company Risk

Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

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Underlying Fund Risk

The Principal LifeTime Funds and the Strategic Asset Management ("SAM") Portfolios operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the Underlying Funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2008.

			PRINCIPAL LIFETIME FUNDS
											Principal
	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2015	2020	2025	2030	2035	2040	2045	2050	2055	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total
Bond & Mortgage Securities Fund	17.41%	0.49%	28.89%	0.37%	14.33%	0.11%	3.45%	0.01%	0.57%	—	8.34%	73.97%
Core Plus Bond Fund I	10.94	3.48	35.88	2.61	23.04	1.46	7.38	0.55	1.39	0.03%	7.85	94.61
Disciplined LargeCap Blend Fund	5.89	0.26	16.69	0.33	16.21	0.23	8.87	0.09	3.60	0.01	0.71	52.89
High Yield Fund I	6.52	0.40	21.16	0.48	21.06	0.30	12.00	0.11	5.06	0.01	0.24	67.34
Inflation Protection Fund	13.98	0.21	—	—	—	—	—	—	—	—	15.54	29.73
International Emerging Markets Fund	3.33	0.16	10.02	0.22	10.26	0.16	6.17	0.07	2.59	0.01	0.15	33.14
International Fund I	2.55	0.32	8.49	0.43	8.91	0.40	5.99	0.09	2.45	0.01	0.36	30.00
International Growth Fund	6.52	0.13	17.62	0.19	17.89	0.06	9.93	0.06	4.30	0.01	0.91	57.62
International Value Fund I	9.71	0.50	29.32	0.67	30.12	0.53	17.96	0.30	7.61	0.04	1.28	98.04
LargeCap Blend Fund I	9.07	0.42	24.72	0.53	23.84	0.36	13.59	0.14	5.50	0.02	1.20	79.39
LargeCap Growth Fund	2.52	0.11	7.01	0.15	7.55	0.12	4.45	0.05	1.97	0.01	0.36	24.30
LargeCap Growth Fund I	4.23	0.18	12.91	0.26	13.29	0.19	8.42	0.08	3.61	0.01	0.49	43.67
LargeCap Value Fund	5.32	0.25	15.20	0.36	16.64	0.27	10.12	0.11	4.38	0.01	0.99	53.65
LargeCap Value Fund I	3.51	0.17	10.36	0.24	10.93	0.18	6.65	0.08	2.96	0.01	0.06	35.15
LargeCap Value Fund III	1.55	0.08	4.69	0.12	4.80	0.09	3.07	0.04	1.32	—	0.37	16.13
MidCap Growth Fund III	0.55	0.14	7.51	0.19	8.00	0.14	4.81	0.06	2.08	0.01	0.26	23.75
MidCap Value Fund I	0.50	0.12	5.75	0.16	6.59	0.12	4.00	0.05	1.72	0.01	0.23	19.25
Money Market Fund	0.07	0.04	—	—	—	—	—	—	—	—	0.04	0.15
Preferred Securities Fund	7.16	0.27	14.01	0.25	10.14	0.12	4.20	0.03	1.41	—	2.28	39.87
Real Estate Securities Fund	6.67	0.27	13.10	0.25	9.67	0.13	4.53	0.05	1.81	0.01	1.62	38.11
SmallCap Growth Fund I	1.58	0.20	6.39	0.31	21.69	0.26	13.88	0.11	7.10	0.01	—	51.53
SmallCap Growth Fund III	7.97	0.12	21.40	0.19	16.19	0.15	8.93	0.06	3.89	0.01	—	58.91
SmallCap S&P 600 Index Fund	7.17	0.18	16.37	0.17	9.35	0.08	4.83	0.03	1.68	—	1.79	41.65
SmallCap Value Fund	4.43	0.06	11.82	0.10	8.99	0.08	4.96	0.03	2.15	—	—	32.62
SmallCap Value Fund I	0.66	0.08	2.68	0.13	8.27	0.11	5.50	0.04	2.81	0.01	—	20.29
Ultra Short Bond Fund	33.52	—	—	—	—	—	—	—	—	—	39.12	72.64

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The following table shows the percentage of the outstanding shares of the Underlying Funds owned by the SAM Portfolios as of October 31, 2008.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total
Disciplined LargeCap Blend Fund	9.50%	1.08%	9.06%	0.86%	7.03%	27.53%
Diversified International Fund	14.60	1.72	15.30	1.35	11.24	44.21
Equity Income Fund	18.08	2.04	18.19	1.41	12.42	52.14
High Yield Fund	10.17	2.37	5.03	3.56	4.56	25.69
Income Fund	37.66	10.38	11.93	16.09	—	76.06
International Emerging Markets Fund	7.42	0.94	6.86	0.60	5.56	21.38
LargeCap Growth Fund	13.41	1.52	13.84	1.24	8.98	38.99
LargeCap Growth Fund II	19.92	2.24	17.43	1.85	12.80	54.24
LargeCap Value Fund III	8.70	0.90	7.34	1.28	6.04	24.26
MidCap Stock Fund	25.63	3.32	30.94	3.64	22.43	85.96
Money Market Fund	0.01	0.08	0.59	0.03	0.29	1.00
Mortgage Securities Fund	43.02	11.87	17.32	16.65	—	88.86
Preferred Securities Fund	9.63	1.84	3.61	3.08	—	18.16
Real Estate Securities Fund	6.77	0.78	6.77	0.63	4.47	19.42
Short Term Income Fund	33.33	12.55	9.59	23.48	2.30	81.25
SmallCap Growth Fund	23.21	2.87	22.00	1.94	16.65	66.67
SmallCap Value Fund	12.29	1.35	11.83	1.05	9.19	35.71
West Coast Equity Fund	14.31	1.74	15.80	0.71	11.48	44.04

U.S. Government Securities Risk

Yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities.

U.S. Government Sponsored Securities Risk

A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the

Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk

A fund’s investments in value stocks carry the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

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APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

6 Month LIBOR (London Interbank Offered Rate) Index is an average of interest rate for U.S. dollar deposits, known as Eurodollars, of a stated maturity. LIBOR is an abbreviation for the London Interbank Offered Rate.

Barclays Capital Aggregate Bond Index represents securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. This index was formerly known as Lehman Brothers Aggregate Bond Index.

Barclays Capital Government Mortgage Index represents a combination of the Barclays Capital Government Index and the Barclays Capital Mortgage Backed Securities Index. This index was formerly known as Lehman Brothers Government Mortgage Index.

Barclays Capital Government/Credit 1-3 Index is comprised of both the Treasury Bond Index and the Agency Bond Index. This index was formerly known as Lehman Brothers Govt/Credit 1-3 Index.

Barclays Capital Municipal Bond Index represents the long-term, investment-grade tax-exempt bond market. This index was formerly known as Lehman Brothers Municipal Bond Index.

Barclays Capital U.S. Tier I Capital Securities Index tracks the market for deeply subordinated fixed income securities that qualify for treatment as regulatory capital by regulators or receive quasi-equity credit from ratings agencies. The index is comprised of Tier 1 securities from both banks and non-bank entities (insurance companies seeking regulatory capital treatment, corporate seeking equity treatment).

Barclays Capital U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months. This index was formerly known as Lehman Brothers Treasury Bellwethers 3 Month Index.

Barclays Capital U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index consists of inflation-protected securities issued by the U.S. Treasury. This index was formerly known as Lehman Brothers US Treasury TIPS Index.

Capital Benchmark (20/80) is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 20% S&P 500 Index and 80% Barclays Capital Aggregate Bond Index.

Capital Benchmark (40/60) is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index.

Capital Benchmark (60/40) is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index.

Capital Benchmark (80/20) is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 80% S&P 500 Index and 20% Barclays Capital Aggregate Bond Index.

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Citigroup Broad Investment-Grade Bond Index is an unmanaged index of bonds designed to track the performance of bonds issued in the US investment-grade bond market.

Citigroup Broad Investment-Grade Credit 1-3 Years Index is an unmanaged index of bonds designed to track the performance of bonds issued in the US investment-grade bond market which have maturities 1-3 years

Citigroup U.S. High Yield Market Capped Index uses the High Yield Market Index as its foundation, imposing a cap on the par amount of each issuer at US $5 billion

Citigroup Mortgage Index reflects new issuance and principal paydowns of mortgage pools including GNMA, FHLMC and FHLMC pass-throughs and is re-constituted each month.

FTSE-EPRA (European Public Real Estate Association)-NAREIT (National Association of Real Estate Investment Trusts) Global Real Estate Securities Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. For a company to be eligible for inclusion in the index series it must fulfill certain requirements which are specific per geographic region.

Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/ liquidation preference increments, must have a fixed coupon or dividend schedule and must have a minimum amount outstanding of $100 million.

Merrill Lynch Hybrid Preferred Securities Index is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-US is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the US.

Morgan Stanley Capital International (MSCI) EAFE Index NDTR D is listed for foreign stock funds (EAFE refers to Europe, Australia, and Far East). Widely accepted as a benchmark for international stock performance, the EAFE Index is an aggregate of 21 individual country indexes.

Morgan Stanley Capital International (MSCI) US REIT Index is a capitalization-weighted benchmark index of most actively traded Real Estate Investment Trusts (REITs), designed to measure real estate performance.

Morgan Stanley Capital International (MSCI) World Ex-US Growth Index measures global developed market equity performance of growth securities outside of the United States. It is comprised of half the securities in the MSCI World Ex US Index, with half of the market capitalization of each country index in the Growth Index (the other half is in the Value Index).

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

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Morningstar Foreign Large Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar High Yield Bond Category consists of High-Yield bond funds which concentrate on lower-quality bonds. These funds generally offer higher yields than other types of funds - but they are also more vulnerable to economic and credit risk.

Morningstar Inflation Protected Bond Category primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Muni California Long Category Average is an average of net asset value (NAV) returns of mutual funds that have durations of more than seven years (or, if duration is unavailable, average maturities of more than 12 years).

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Morningstar Muni National Long Category Average is an average of net asset value (NAV) returns of mutual funds that invest in municipal bonds with maturities of 10 years or more that are issued by various state and local governments to fund public projects and are free from federal taxes.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Ultra Short Bond Category Average is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.

Preferreds Blended Index is composed of 65% Merrill Lynch Fixed Rate Preferred Securities Index and 35% Barclays Capital U.S. Tier I Capital Securities Index.

Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

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Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio.

Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-ratio and higher forecasted growth values.

Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index is constructed to provide a comprehensive barometer of the broad market and accounts for nearly 98% of the total value of all equity traded on the U.S. exchanges. It measures the stocks that are also members of either the Russell 1000 or the Russell 2000 indexes.

Russell Midcap Index includes firms 201 through 1000, based on market capitalization, from the Russell 3000 Index.

Russell Midcap Growth Index is a market-weighted total return index that measures the performance of companies within the Russell MidCap Index having higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index is a market-weighted total return index that measures the performance of companies within the Russell Midcap index having lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index (S&P 500) is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market.

S&P 500/Citigroup Value Index is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

S&P 400 MidCap Stock Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range.

© 2009 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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APPENDIX C Description of Bond Ratings: Moody’s Investors Service, Inc. Rating Definitions: Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Aa: A: Baa:

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: B: Caa: Ca:

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated B are considered speculative and are subject to high credit risk.

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

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Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default – capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. III.

Nature of and provisions of the obligation;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest- rated issues only in small degree.

A:

Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:

Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circum- stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:

Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obliga- tion. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.
D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:

Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, some-
what more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest.
SP-3:	A speculative capacity to pay principal and interest.

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ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated March 1, 2009, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semiannual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semiannual reports available, free of charge, on our website www.PrincipalFunds.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Funds, Inc. SEC File 811-07572

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